Filed Pursuant to Rule 497
File No. 333-230014

Prospectus Supplement

To the Prospectus dated April 29, 2019

$75,000,000

5.50% Notes due 2024

We are offering for sale $75,000,000 in aggregate principal amount of 5.50% notes due 2024, which, collectively with any notes purchased pursuant to the underwriters’ overallotment option described below, we refer to as the Notes. The Notes will mature on October 15, 2024. We will pay interest on the Notes on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2020. We may redeem the Notes in whole or in part at any time or from time to time on or after October 15, 2021 at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu with future unsecured unsubordinated indebtedness issued by PennantPark Investment Corporation. We intend to list the Notes on the Nasdaq Global Select Market and we expect trading in the Notes on the Nasdaq Global Select Market to begin within 30 days of the original issue date under the trading symbol “PNNTG.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes.

PennantPark Investment Corporation, a Maryland corporation, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily in U.S. middle-market private companies in the form of first lien secured debt, second lien secured debt and subordinated debt and equity investments. We are externally managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

This prospectus supplement, the accompanying prospectus, any free writing prospectus, and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, contain important information you should know before investing in our securities. Please read this prospectus supplement, the accompanying prospectus, and any free writing prospectus, and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, the information on our website is not part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of leverage. Before buying any of our Notes, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page S-11 of this prospectus supplement and page 9 of the accompanying prospectus, in our most recent Annual Report on Form 10-K, and in any of our other filings with the SEC incorporated by reference herein.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters have agreed to purchase the Notes from us at 97.00% of the aggregate principal amount of the Notes (resulting in $72,750,000 in aggregate proceeds to us, before deducting expenses payable by us). The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices negotiated by the joint book-running managers or with approval from the joint book-running managers.

The underwriters may also purchase up to an additional $11,250,000 aggregate principal amount of Notes from us, within 30 days from the date of this prospectus supplement to cover overallotments, if any. If the underwriters exercise this option in full, the total aggregate proceeds to us, before deducting expenses payable by us will be $83,662,500.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about September 27, 2019.

Joint Book-Running Managers

Keefe, Bruyette & Woods	Morgan Stanley
A Stifel Company

Co-Managers

BB&T Capital Markets	Janney Montgomery Scott	Ladenburg Thalmann	Maxim Group LLC

The date of this prospectus supplement is September 24, 2019.

You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, any free writing prospectus, and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, when considering whether to purchase any securities offered by this prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement, the accompanying prospectus, or any free writing prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers are permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement will control. The information contained in this prospectus supplement, the accompanying prospectus, and any free writing prospectus is accurate only as of the date of this prospectus supplement, the accompanying prospectus, or any free writing prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUPPLEMENT

PROSPECTUS

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	PennantPark Investment Corporation

Title of the securities	5.50% Notes due 2024

Initial aggregate principal amount being offered	$75,000,000

Overallotment option	The underwriters may also purchase from us up to an additional $11.25 million aggregate principal amount of Notes to cover overallotments, if any, within 30 days of the date of this prospectus supplement.

Issue price	$25.00, subject to variable price reoffer. The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices negotiated by the joint book-running managers or with approval from the joint book-running managers.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York City as we may designate.

Type of Note	Fixed rate note

Listing	We intend to list the Notes on the Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “PNNTG.”

Interest rate	5.50% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	September 27, 2019

Stated maturity date	October 15, 2024

Date interest starts accruing	September 27, 2019

Interest payment dates	Every January 15, April 15, July 15 and October 15, commencing January 15, 2020. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.

Interest periods

The initial interest period will be the period from and including September 27, 2019 to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and

SPECIFIC TERMS OF THE NOTES AND THE OFFERING (continued)

including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Every January 3, April 3, July 3 and October 3, commencing January 3, 2020; if a record date for interest is a non-business day, then that record date will be the next business day.

Specified currency	U.S. Dollars

Place of payment	The City of New York

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•	pari passu in right of payment with future unsecured unsubordinated indebtedness;

•	senior to any of our future indebtedness that expressly states it is subordinated in right of payment to the Notes;

•

effectively subordinated in right of payment to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, the approximately $382.6 million (including a $12.0 million temporary draw) of borrowings outstanding under the SunTrust Credit Facility, to the extent of the value of the assets securing the SunTrust Credit Facility, as of June 30, 2019; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities, including our SBIC Funds’ SBA debentures of $150.0 million of borrowings outstanding and Funding I’s $178.0 million of borrowings outstanding under the BNP Credit Facility, each as of June 30, 2019.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 15, 2021, upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be

SPECIFIC TERMS OF THE NOTES AND THE OFFERING (continued)

redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act and the related rules, regulations and interpretations, to the extent applicable.

If we redeem only some of the Notes, the Trustee or the Depositary Trust Company, or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance	The Notes are subject to defeasance by us.

Covenant defeasance	The Notes are subject to covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	American Stock Transfer & Trust Company, LLC

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants will apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to publish on our website and to furnish to holders of the Notes and the Trustee, for the period of time during which

SPECIFIC TERMS OF THE NOTES AND THE OFFERING (continued)

the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

•	The lien covenant included in the form of indenture will not apply to the Notes.

•

We agree to use our best efforts to (i) effect, within 30 days of issuance and delivery of the Notes, the listing of the Notes on the Nasdaq Global Select Market and (ii) maintain the listing of the Notes on the Nasdaq Global Select Market.

•

Notes shall be eligible for the Direct Registration System service offered by DTC and may be represented in the form of uncertificated or certificated notes, provided, however, that any holder of certificated Notes and, upon request, every holder of uncertificated Notes shall be entitled to have a certificate for Notes signed by, or in the name of, the Company.

Events of Default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or premium on, any Note when due and payable.

•	We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the Notes.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains unstayed for a period of 123 days.

Further Issuances	We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING (continued)

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds	We estimate that net proceeds we will receive from the sale of the $75.0 million aggregate principal amount of the Notes in this offering will be approximately $72.3 million (or approximately $83.2 million if the underwriters fully exercise their overallotments), in each case based on the underwriters purchasing the Notes from us at 97.00% of the aggregate principal amount after deducting the underwriting discounts and commissions of approximately $2.3 million (or approximately $2.6 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $500,000 payable by us.

We expect to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facilities and/or SBA debentures, to invest in new or existing portfolio companies or for other general corporate or strategic purposes.

Risk Factors	See “Risk Factors” in this prospectus supplement and beginning on page 9 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in the Notes.

SUPPLEMENTAL PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision. References to our portfolio and investments include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus supplement and accompanying prospectus constitute forward-looking statements, which apply to both us, SBIC II and Funding I and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus supplement and accompanying prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and accompanying prospectus.

In this prospectus supplement and the accompanying prospectus except where the context suggests otherwise the terms “we,” “us,” “our,” and “Company” refer to PennantPark Investment Corporation and its consolidated subsidiaries; “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC I, and its general partner, PennantPark SBIC GP, LLC, prior to liquidation, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “Funding I” refers to PennantPark Investment Funding I, LLC; “Taxable Subsidiaries” refers to PNNT Cascade Environmental Holdings, LLC, PNNT CI (Galls) Prime Investment Holdings, LLC, PNNT ecoserve, LLC, PNNT Investment Holdings, LLC and PNNT New Gulf Resources, LLC; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “SBA” refers to the Small Business Administration; “SBIC” refers to a small business investment company under the Small Business Investment Act of 1958, as amended, or the “1958 Act”; “BNP Credit Facility” refers to our revolving credit facility with BNP Paribas; “SunTrust Credit Facility” refers to our multi-currency, senior secured revolving credit facility with SunTrust Bank, as amended and restated; “Credit Facilities” refers to the BNP Credit Facility and SunTrust Credit Facility collectively; “2019 Notes” refers to our 4.50% notes due 2019, which were redeemed in March 2019; “BDC” refers to a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act”; “SBCAA” refers to the Small Business Credit Availability Act; “Code” refers to the Internal Revenue Code of 1986, as amended; and “RIC” refers to a regulated investment company under the Code. References to our portfolio, our investments and our business include investments we make through our SBIC Funds and other consolidated subsidiaries.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt and subordinated debt and equity investments.

We believe U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We seek to create a diversified portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. For a description of our Credit Facilities, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the accompanying prospectus and our most recent Quarterly Report on Form 10-Q.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiary, SBIC II, was organized as a Delaware limited partnership in 2012. SBIC II received a license from the SBA to operate as a SBIC, under Section 301(c) of the 1958 Act. SBIC II’s objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment. During the quarter ended June 30, 2019, we liquidated SBIC I.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in February 2019. We formed Funding I in order to establish the BNP Credit Facility. The Investment Adviser serves as the servicer to Funding I and has irrevocably directed that the management fee owed to it with respect to such services be paid to us so long as the Investment Adviser remains the servicer. This arrangement does not increase our consolidated management fee. The BNP Credit Facility allows Funding I to borrow up to $250 million at LIBOR plus 260 basis points during the reinvestment period. The BNP Credit Facility is secured by all of the assets held by Funding I.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our

Investment Adviser’s inception in 2007, it has invested $10 billion in 521 companies with approximately 185 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” in the accompanying prospectus for more information.

Recent Developments

On September 4, 2019, we entered into an amendment to the SunTrust Credit Facility. The amendment, among other things: (i) increased the aggregate amount of the commitments under the SunTrust Credit Facility from $445 million to $475 million, (ii) extended the term of the revolving period to September 4, 2023 and the final maturity date to September 4, 2024 for $420 million out of the total $475 million of existing commitments (with the revolving period with respect to the remaining $55 million of commitments continuing to expire on May 25, 2021); (iii) amended the covenants in the SunTrust Credit Facility to, in combination with our other existing debt sources, enable us to utilize the flexibility and incremental leverage provided by the SBCAA in the future; and (iv) made certain other changes to the SunTrust Credit Facility, including with respect to the concentration limits and to add new financial covenants. The interest rate of LIBOR plus 225 basis points remained unchanged.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the Nasdaq Global Select Market under the symbol “PNNT.” Our phone number is (212) 905-1000, and our Internet website address is www.pennantpark.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, the information on our website is not part of this prospectus supplement or the accompanying prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. In addition, the SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

FORWARD-LOOKING STATEMENTS

This prospectus supplement, including the documents we incorporate by reference herein, and the accompanying prospectus and any free writing prospectus, including the documents we incorporate by reference therein, contain statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus, and any free writing prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock market;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of Brexit and other world economic and political issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth under “Risk Factors” in this prospectus supplement and the accompanying prospectus, in the documents incorporated by reference, and elsewhere in this prospectus supplement and the accompany prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement, including the documents we incorporate by reference herein, and the accompanying prospectus and any free writing prospectus, including the documents we incorporate by reference therein, should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus supplement, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with SEC including annual and quarterly reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks. In addition to the other information contained in this prospectus supplement, the accompanying prospectus, and any free writing prospectus, you should consider carefully the following information and the risk factors incorporated by reference in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus supplement, and all other information contained or incorporated by reference into this prospectus supplement, the accompanying prospectus, and any free writing prospectus, as updated by our subsequent filings under the Exchange Act, before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of or value of our notes may decline, and you may lose all or part of your investment.

RISKS RELATED TO THE NOTES

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2019, we had approximately $382.6 million (including a $12.0 million temporary draw) of borrowings outstanding under the SunTrust Credit Facility. The SunTrust Credit Facility is secured by substantially all of the assets in our portfolio (other than assets held by SBIC II and Funding I), and the indebtedness under the SunTrust Credit Facility is therefore effectively senior in right of payment to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of PennantPark Investment Corporation and not of any of our subsidiaries. None of our subsidiaries is or acts as a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through SBIC II. Our secured indebtedness with respect to the BNP Credit Facility is held through Funding I. The assets of SBIC II and Funding I are not directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of June 30, 2019, our SBIC Funds had $150.0 million of SBA debentures outstanding and Funding I had

$178.0 million of borrowings outstanding under the BNP Credit Facility. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See “Risk Factors—Risks Relating to Our Business and Structure” including “Risk Factors—Risks

Relating to Our Business and Structure—We could be subject to reduced availability and/or mandatory prepayments under our Credit Facilities and SBA debentures” in the accompanying prospectus for more information. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt, including the obligation to repurchase the Notes at maturity.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes will be redeemable in whole or in part upon certain conditions at any time, or from time to time, at our option on or after October 15, 2021. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.

The Notes are a new issue of debt securities for which currently there is no trading market. Although we expect to list the Notes on the Nasdaq Global Select Market within 30 days of the original issue date, and the terms of the Notes require us to maintain such listing, we cannot provide any assurances that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of a credit rating assigned by a rating agency to us or our unsecured debt, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. An increase in the competitive environment, inability to cover distributions, or increase in leverage could lead to a downgrade in our credit ratings and limit our access to the debt and equity markets capability impairing our ability to grow the business. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under Sections 1471 through 1474 of the Code (provisions commonly referred to as “FATCA”). This tax may apply to certain payments of interest as well as payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes. See “Certain U.S. Federal Income Tax Considerations” for more information.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of the $75.0 million aggregate principal amount of the Notes in this offering will be approximately $72.3 million (or approximately $83.2 million if the underwriters fully exercise their overallotments), in each case based on the underwriters purchasing the Notes from us at 97.00% of the aggregate principal amount, after deducting the underwriting discounts and commissions of approximately $2.3 million (or approximately $2.6 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $500,000 payable by us.

We expect to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facilities and/or SBA debentures, to invest in new or existing portfolio companies or for other general corporate or strategic purposes. Affiliates of certain of the underwriters serve as lenders under our Credit Facilities and thereby may receive proceeds from this offering that are used to reduce our outstanding obligations under our Credit Facilities.

As of June 30, 2019, we had approximately $382.6 million (including a $12.0 million temporary draw) in outstanding borrowings under the $445.0 million SunTrust Credit Facility. Borrowings under the SunTrust Credit Facility bear interest at an annual rate equal to LIBOR plus 225 basis points. At June 30, 2019, the weighted average interest rate of the SunTrust Credit Facility was 4.7%, exclusive of the fee on undrawn commitments of 0.4%. On September 4, 2019, we entered into an amendment to the SunTrust Credit Facility. The amendment, among other things: (i) increased the aggregate amount of the commitments under the SunTrust Credit Facility from $445 million to $475 million, (ii) extended the term of the revolving period to September 4, 2023 and the final maturity date to September 4, 2024 for $420 million out of the total $475 million of existing commitments (with the revolving period with respect to the remaining $55 million of commitments continuing to expire on May 25, 2021); (iii) amended the covenants in the SunTrust Credit Facility to, in combination with our other existing debt sources, enable us to utilize the flexibility and incremental leverage provided by the SBCAA in the future; and (iv) made certain other changes to the SunTrust Credit Facility, including with respect to the concentration limits and to add new financial covenants. The interest rate of LIBOR plus 225 basis points remained unchanged.

As of June 30, 2019, we had $178.0 million in outstanding borrowings under the $250.0 million BNP Credit Facility. Borrowings under the BNP Credit Facility bear interest at an annual rate equal to LIBOR plus 260 basis points. At June 30, 2019, the weighted average interest rate of the BNP Credit Facility was 5.0%. The BNP Credit Facility is a five-year revolving credit facility with a stated maturity date of February 22, 2024.

As of June 30, 2019, our SBIC Funds had $150.0 million in debt commitments, all of which were drawn. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. At June 30, 2019, the SBA debentures’ had a weighted average interest rate of 3.1%, exclusive of the 3.43% of upfront fees. The SBA debentures mature between March 2026 and March 2028.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus and our most recent Quarterly Report on Form 10-Q for more information.

We may invest the net proceeds from selling securities pursuant to this prospectus supplement in new or existing portfolio companies, and such investments may take up to a year from the closing of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from this offering to reduce then-outstanding obligations under our Credit Facilities and/or the SBA debentures or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” in the accompanying prospectus for more information.

CAPITALIZATION

The following table sets forth our cash and capitalization on June 30, 2019 (1) on an actual basis and (2) on an as-adjusted basis to reflect the effects of the sale of $75.0 million aggregate principal amount of Notes in this offering (assuming no exercise of the underwriters’ overallotment option) based on the underwriters purchasing the Notes from us at 97.00% of the aggregate principal amount, after deducting the underwriting discounts and commissions of $2.25 million payable by us and estimated offering expenses of approximately $500,000 payable by us. The as-adjusted information is illustrative only; our capitalization following the completion of this offering is subject to further adjustments. You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and in the accompanying prospectus for more information. You should also read this table with our Consolidated Financial Statements and related notes thereto, in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus and our most recent quarterly report on Form 10-Q for more information.

	As of June 30, 2019 (unaudited)
	Actual	As adjusted for the offering(1)
Cash and cash equivalents (cost—$21,754,580 and $94,004,580, respectively)	$21,744,836	$93,994,836
Total assets	1,304,174,274	1,379,174,274
Borrowings under the BNP Credit Facility payable (cost—$178,000,000)	177,110,000	177,110,000
Borrowings under the SunTrust Credit Facility payable (cost—$382,636,000)	372,060,191	372,060,191
SBA debentures payable (par—$150,000,000)	146,001,990	146,001,990
Notes (par—$75,000,000)	—	75,000,000

Net Asset Value
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 67,045,105 shares issued and outstanding	67,045	67,045
Paid-in capital in excess of par value	789,259,509	789,259,509
Accumulated distributable net loss	(203,617,030)	(203,617,030)

Total net assets	585,709,524	585,709,524
Total capitalization	$1,280,881,705	$1,355,881,705

(1)

Assumes the net proceeds from this offering are invested in cash and cash equivalents. You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and in the accompanying prospectus for more information.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2019 (unaudited) and September 30, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009 is from our Consolidated Financial Statements, which have been audited by an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus and our most recent quarterly report on Form 10-Q.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2),(3)	Average Market Value Per Unit(4)
Credit Facilities, 2019 Notes and 2025 Notes
Fiscal 2019 (as of June 30, 2019, unaudited)	$560,636	$2,036	N/A
Fiscal 2018	$330,520	$2,919	N/A
Fiscal 2017	$329,393	$2,998	N/A
Fiscal 2016	$371,590	$2,794	$24.68
Fiscal 2015	$458,114	$2,586	$25.13
Fiscal 2014	$376,476	$3,215	$24.51
Fiscal 2013	$216,750	$4,205	$24.79
Fiscal 2012	$145,000	$5,615	N/A
Fiscal 2011	$240,900	$2,912	N/A
Fiscal 2010(5)	$247,600	$2,505	N/A
Fiscal 2009	$225,100	$2,115	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000’s).
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness at par. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	These amounts exclude our SBIC Funds’ SBA debentures from our total amount outstanding and asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.
(4)

The average market value per unit is derived based on the monthly average closing price of the 6.25% notes due 2025, or the 2025 Notes, trading on the New York Stock Exchange under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit. On June 29, 2017, the 2025 Notes were redeemed in full and no amounts were outstanding as of June 30, 2019.

(5)	This amount includes SBIC I’s SBA debentures in the total amount outstanding and our asset coverage per unit computation.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain United States, or U.S., federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain United States federal estate tax consequences) applicable to the ownership and disposition of the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in the Notes. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect or interpreted differently by the Internal Revenue Service, or IRS, so as to result in U.S. federal income tax consequences different from those discussed below. We have not sought and will not seek any ruling from the IRS in respect of the Notes. You should consult your own tax advisor with respect to tax considerations that pertain to your ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations or subject to special rules, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, persons subject to special rules for the taxable year of inclusion under Section 451(b) of the Code, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than those beneficial owners who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a United States person for U.S. federal income tax purposes, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Individuals who are residents for such purposes are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Taxation of U.S. Holders. Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In general, if the terms of a debt instrument entitle a holder to receive payments (other than fixed periodic interest) that exceed the issue price of the instrument by more than a statutory de minimis amount, the holder will be required to recognize additional interest as “original issue discount” over the term of the instrument, irrespective of the holder’s regular method of tax accounting. We expect that the Notes will not be issued with original issue discount for U.S. federal income tax purposes.

Upon the sale, exchange, redemption or retirement of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will equal the amount of the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. Currently, a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Under applicable U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Notes in excess of certain prescribed thresholds (generally, $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder), the U.S. holder may be required to file a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of securities issued by a RIC are not exempt from this reporting requirement. The fact that a loss is reportable by a taxpayer as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by certain taxpayers with modified adjusted gross incomes above certain threshold amounts. “Net investment income” as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that in the case of interest on a Note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides to the applicable withholding agent a statement on an IRS Form W-8BEN or W-8BEN-E (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of United States federal income tax on payments of interest on the Notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise) and such non-U.S. holder would be required to provide a properly executed IRS Form W-8ECI in lieu of the certificates described above, or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is a corporation for U.S. federal income tax purposes and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms to the applicable withholding agent. These forms may be required to be periodically updated.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at the applicable rate (currently 24%) on, and will be subject to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent must report to the IRS and to you payments of interest on the Notes and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your Notes if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your Notes within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. Sections 1471 through 1474 of the Code (provisions commonly referred to as “FATCA”) impose a 30% withholding tax on payments of U.S. source interest, and gross proceeds from the sale, redemption, retirement or other disposition of obligations that give rise to U.S. source interest payments, in each case to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. An intergovernmental agreement between the United States and an applicable foreign country, or future U.S. Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which the Notes are held may affect the determination of whether such withholding is required.

While existing U.S. Treasury regulations would require FATCA withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has recently released proposed regulations that eliminated this requirement. Pursuant to these proposed regulations, a taxpayer may (but is not required to) rely on this proposed change to FATCA withholding until final regulations are issued or until such proposed regulations are rescinded.

The FATCA withholding tax will apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from imposition of withholding tax pursuant to an applicable tax treaty with the United States or U.S. domestic law. If payment of this withholding tax is made, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction, if any. We will not pay additional amounts to holders of the Notes in respect of any amounts withheld.

Each prospective purchaser should consult its own tax advisor regarding FATCA and how it may affect such investor in its particular circumstances.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

We intend to offer the Notes through the underwriters named in the table below. Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC are acting as joint bookrunners and representatives of the several underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase from us, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriter Names	Aggregate Principal amount of Notes
Keefe, Bruyette & Woods, Inc.	$27,120,000
Morgan Stanley & Co. LLC	27,120,000
BB&T Capital Markets, a division of BB&T Securities LLC	6,127,500
Janney Montgomery Scott LLC	6,127,500
Ladenburg Thalmann & Co. Inc.	6,127,500
Maxim Group LLC	2,377,500

Total	$75,000,000

The underwriting agreement provides that the obligations of the underwriters severally, and not jointly, to purchase the Notes included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all Notes included in this offering, other than those Notes covered by the overallotment option described below, if they purchase any of the Notes. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

The underwriters have agreed to purchase the Notes from us at 97.00% of the aggregate principal amount of the Notes, which will result in aggregate proceeds to us of $72,750,000, assuming no exercise of the underwriters’ overallotment option, and before deducting expenses payable by us, and $83,662,500, assuming full exercise of the underwriters’ overallotment option.

The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices negotiated by the joint book-running managers or with approval from the joint book-running managers.

We have agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Overallotment Option

The underwriters have an option to buy up to an additional $11,250,000 aggregate principal amount of the Notes from us to cover sales of Notes by the underwriters which exceed the amount of Notes specified in the table above. The underwriters have 30 days from the date of this prospectus supplement to exercise this overallotment option. If any Notes are purchased with this overallotment option, the underwriters will purchase Notes in approximately the same proportion as shown in the table above. If any additional Notes are purchased, the underwriters will offer the additional Notes on the same terms as those on which all Notes are being offered.

No Sales of Similar Securities

We have agreed not to, and to cause our subsidiaries not to, directly or indirectly, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 30 days after the date of the underwriting agreement, without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the Nasdaq Global Select Market. We expect trading in the Notes on the Nasdaq Global Select Market to begin within 30 days after the original issue date. Currently there is no public market for the Notes.

We have been advised by certain underwriters that they presently intend to make a market in the Notes after completion of the offering, as permitted by applicable laws and regulations. Such underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of such underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization and Short Positions

In connection with this offering the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment syndicate covering transactions and stabilizing transactions. Overallotment involves sales by the underwriters of Notes in excess of the number of securities required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of securities made in an amount up to the number of securities represented by the underwriters’ overallotment option. Transactions to close out the covered syndicate short involve either purchases of such securities in the open market after the distribution has been completed or the exercise of the overallotment option. In determining the source of securities to close out the covered syndicate short position, the underwriters may consider the price of securities available for purchase in the open market as compared to the price at which they may purchase securities through the overallotment option. The underwriters may also make “naked” short sales, or sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing securities in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the securities in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of securities in the open market while the offering is in progress for the purpose of fixing or maintaining the price of the securities.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase securities originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the securities or preventing or retarding a decline in the market price of the securities. As a result, the price of the securities may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on Nasdaq or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our securities. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

Alternative Settlement Cycle

We expect that delivery of the Notes offered hereby will be made against payment therefor on or about September 27, 2019, which will be the third business day following the date of the pricing of the Notes offered hereby (such settlement being herein referred to as “T+3”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes offered hereby prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes offered hereby initially will settle in T+3 business days, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement.

Electronic Delivery

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of Notes for sale to their online brokerage customers.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their affiliates have provided in the past to the Company and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to the Company for which they will be entitled to receive customary fees and expenses. In particular, the underwriters or their affiliates may execute transactions with or on behalf of the Company. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to the Company.

In the ordinary course of their various business activities, the underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other related financial instruments for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to the Company or any of the portfolio companies. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at the time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of our

Notes, the underwriters or their affiliates may develop analyses or opinions related to the Company or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding the Company to our stockholders.

Affiliates of certain of the underwriters serve as lenders under our Credit Facilities and may serve as lenders under any future credit facilities. Some of the underwriters and their affiliates were underwriters in connection with our initial public offerings and follow-on public offerings for which they received customary fees. Affiliates of the underwriters may receive part of the proceeds of the offering by reason of the repayment of certain amounts outstanding under our Credit Facilities.

The principal business addresses of the representatives are: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, NY 10019; and Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036.

Other Jurisdictions

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Notes, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the Notes in any jurisdiction where action for that purpose is required. Accordingly, the Notes may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the Notes may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell the Notes offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for PennantPark Investment Corporation by Dechert LLP and Venable LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/INDEPENDENT AUDITOR

Our current independent registered public accounting firm, RSM US LLP, located at 151 West 42nd Street, New York, NY 10036, has audited our financial statements as of September 30, 2018, 2017 and 2016.

The consolidated financial statements of Superior Digital Displays Holdings, Inc. and Subsidiaries as of and for the year ended September 30, 2018 included in the accompanying prospectus have been so included in reliance on the report of EisnerAmper LLP, Independent Auditor.

INCORPORATION BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus supplement, and later information that we file with the SEC will automatically update and, where applicable, supersede this information.

We incorporate by reference into this prospectus supplement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus supplement.

This prospectus supplement incorporates by reference the documents set forth below that have previously been filed with the SEC:

•	our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 and June 30, 2019, filed with the SEC on May 9, 2019 and August 7, 2019; and

•	our Current Report on Form 8-K (other than information furnished rather than filed) filed with the SEC on September 9, 2019.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (212) 905-1000 or on our website at www.pennantpark.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, the information on our website is not part of this prospectus supplement or the accompanying prospectus. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

PROSPECTUS

$750,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

PennantPark Investment Corporation is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. We can offer no assurances that we will achieve our investment objectives.

We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3)  under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” on page 9 and “Sales of Common Stock Below Net Asset Value” on page 64 of this prospectus for more information.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PNNT.” The last reported closing price for our common stock on April 11, 2019 was $7.04 per share, and our net asset value on December 31, 2018 was $9.05 per share.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 9 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated April 29, 2019

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and prospectus may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision. References to our portfolio, our investments and our business include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated small business investment company, or SBIC, subsidiaries and relate to future events, future performance or financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Investment Corporation and its consolidated subsidiaries; “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC LP, and its general partner, PennantPark SBIC GP, LLC, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “Taxable Subsidiaries” refers to PNNT Cascade Environmental Holdings, LLC, PNNT CI (Galls) Prime Investment Holdings, LLC, PNNT ecoserve, LLC, PNNT Investment Holdings, LLC and PNNT New Gulf Resources, LLC, all of which are consolidated with PennantPark Investment for financial reporting purposes; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “SBA” refers to the Small Business Administration; “Credit Facility” refers to our multi-currency, senior secured revolving credit facility, as amended and restated; “2025 Notes” refers to our 6.25% notes due 2025; “2019 Notes” refers to our 4.50% notes due 2019; “our Notes” refers, collectively, to our 2025 Notes and our 2019 Notes; “1940 Act” refers to the Investment Company Act of 1940, as amended; “1958 Act” refers to the Small Business Investment Act of 1958, as amended; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; and “BDC” refers to a business development company under the 1940 Act.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments.

We believe U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies. We seek to create a diversified portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s, or S&P, system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. For a description of our Credit Facility, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.”

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized in Delaware as limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in 2010 and 2013, respectively. As of December 31, 2018, SBIC LP and SBIC II held approximately $80.5 million and $226.6 million in assets, respectively, which accounted for 6.6% and 18.5% of our total assets. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has invested $8.8 billion in 507 companies with approximately 180 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us. From our perspective, middle-market companies have faced difficulty in raising debt through private and public capital markets. We believe that, as a result of the difficulties in the credit markets and fewer sources of capital for middle-market companies, we see opportunities for improved risk-reward on our investments. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete private investments and a substantial supply of refinancing opportunities, there is an opportunity to attain attractive risk-reward returns with debt investments. See “Business” for more information.

Competitive Advantages

We believe that we have competitive advantages over other capital providers to middle-market companies, such as a management team with an average of over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, a disciplined investment approach with strong value orientation, an ability to source and evaluate transactions through our Investment Adviser’s proactive research capability and established network and flexible transaction structuring that allows for us to invest across the capital structure. See “Business” for more information.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, collateralized loan obligation, or CLO, funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We currently use and expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks associated with leverage. See “Risk Factors—Risks Relating to our Business and Structure” for more information. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 110% and 150% of our net assets. We cannot assure investors that our leverage will remain within that range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing.

On November 13, 2018 and February 5, 2019, our board of directors and stockholders, respectively, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the Small Business Credit

Availability Act, or SBCAA). As a result, the asset coverage requirements applicable to us for senior securities reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity) effective as of February 5, 2019, subject to compliance with certain disclosure requirements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of us. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities and the Investment Adviser supervises our day-to-day activities. See “Certain Relationships and Transactions—Administration Agreement” for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” for more information. We have elected, and intend to qualify annually, to be treated for federal income tax purposes under the Code as a RIC. See “Material U.S. Federal Income Tax Considerations” for more information.

Our wholly-owned SBIC Funds received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act and are regulated by the SBA. The SBA regulates, among other matters, investing activities and periodically examines our SBIC Funds’ operations. We serve as the investment adviser and administrator to our SBIC Funds. See “Regulation” for more information.

Use of Proceeds

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding debt obligations to invest in new or existing portfolio companies, to capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” for more information.

Distributions on Common Stock

We intend to continue making quarterly distributions to our common stockholders. Our quarterly distributions, if any, are determined by our board of directors. Distributions may include a return of capital. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under the 1940 Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period. See “Description of our Preferred Stock” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Plan of Distribution

We may offer, from time to time, up to $750 million of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and any accompanying supplements to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of such supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Recent Developments

On February 5, 2019, our stockholders approved the adoption of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the minimum asset coverage requirements applicable to us for senior securities has been reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. In connection with this reduction, our annual base management fee has also been reduced from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end.

On January 31, 2019, the Company announced the redemption of $250.0 million outstanding aggregate principal amount of its 2019 Notes due October 1, 2019. The 2019 Notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the payment date of March 4, 2019, as well as a make-whole premium.

On February 22, 2019, PennantPark Investment Funding I, LLC (the “Borrower”), a wholly-owned subsidiary of the Company, entered into a credit facility (the “BNP Credit Facility”, together with the Credit Facility, the “Credit Facilities”). In connection with the BNP Credit Facility, the Borrower entered into, among other agreements, (i) the revolving credit and security agreement (the “BNP Credit Agreement”) with the lenders from time to time parties thereto, BNP Paribas, as administrative agent, the Company, as equityholder, PennantPark Investment Advisers, LLC, as servicer (in such capacity, the “Servicer”), and The Bank of New York Mellon Trust Company, National Association (the “Bank”), as collateral agent (in such capacity, the “Collateral Agent”), (ii) the account control agreement (the “Control Agreement”), by and among the Borrower, the Bank, as secured party (in such capacity, the “Secured Party”), the Servicer, and the Bank, as securities intermediary, (iii) the custodian agreement (the “Custodian Agreement”), by and among the Borrower, the Bank, as custodian (in such capacity, the “Custodian”), and the Collateral Agent, and (iv) the purchase and sale agreement (the “Purchase and Sale Agreement”), by and between the Borrower and the Company, as seller.

The BNP Credit Agreement provides for borrowings in an aggregate amount up to $250,000,000. Borrowings under the BNP Credit Agreement will bear interest based on an annual adjusted London interbank offered rate for the relevant interest period, plus an applicable spread. Interest is payable quarterly in arrears. Any amounts borrowed under the BNP Credit Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) February 22, 2024 or (ii) upon certain other events which result in accelerated maturity under the BNP Credit Facility. Borrowing under the BNP Credit Facility is subject to certain restrictions contained in the Investment Company Act of 1940, as amended. Borrowings under the BNP Credit Agreement are secured by all of the assets held by the Borrower.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PNNT.” Our phone number is (212) 905-1000, and our internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. In addition, the SEC maintains an internet site at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary from actual results. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus or any prospectus supplements, if any, contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)
Sales load		%(1)
Offering expenses		%(2)
Total stockholder expenses		%
Estimated annual expenses (as a percentage of average net assets attributable to common shares)(3)
Management fees	2.73	%(4)
Incentive fees	1.70	%(5)
Interest on borrowed funds	4.00	%(6)
Other expenses	0.92	%(7)

Total estimated annual expenses	9.35	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	Net assets attributable to common shares equals average net assets as of December 31, 2018.
(4)

The contractual management fee is calculated at an annual rate of 1.50% of our average adjusted gross assets on December 31, 2018. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(5)

The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the three months ended December 31, 2018, annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future periods, if any, may be substantially different than the fee earned during the three months ended December 31, 2018. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(6)

As of December 31, 2018, we had $270.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act. As of such date, we had $174.1 million in borrowings outstanding under our $445.0 million Credit Facility and $250.0 million in aggregate principal of 2019 Notes at an annual interest rate of 4.50%. As of December 31, 2018, our SBIC Funds had debenture commitments from the SBA in the amount of $150.0 million, all of which were outstanding with a weighted average interest rate of 3.11%, exclusive of the 3.43% of upfront fees. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility.

After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense incurred for the quarter ended December 31, 2018 annualized for a full year and amendment costs, if any, and we caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.

(7)

“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.

(8)

“Total estimated annual expenses” as a percentage of average net assets attributable to common shares, to the extent we borrow money to make investments, are higher than the total estimated annual expenses percentage would be for a company that is not leveraged. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total estimated annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness) rather than total assets, which include assets that have been funded with borrowed money. For a presentation and calculation of total annual expenses based on average total assets, see page 46 of this prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 3.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.51%, (2) total net annual expenses of 7.65% of average net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

You would pay the following expenses on a $1,000 common stock investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$108	$248	$380	$682
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$116	$269	$412	$726

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The table above is provided to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to earn an annual return equal to or less than 5% from net investment income, the incentive fee under our Investment Management Agreement would not be earned or payable. If returns on our investments, including realized capital gains, result in an incentive fee, our expenses, and returns to investors, would be higher. The example assumes that all distributions are reinvested at NAV. Reinvestment of distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Distributions” for more information.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect on our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, the trading price of our common stock, our Notes or any securities we may issue, may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have, from time to time, experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, continuing uncertainty arising from the United Kingdom’s decision to leave the European Union (the so called “Brexit”) could lead to further market disruptions and currency volatility, potentially weakening consumer, corporate and financial confidence and resulting in lower economic growth for companies that rely significantly on Europe for their business activities and revenues. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, Brexit or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors, in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our NAV, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our NAV per share and create a challenging environment in which to raise equity and debt capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than our NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by the asset coverage ratio requirements for a BDC, as defined under the 1940 Act, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Declining portfolio values negatively impact our ability to borrow additional funds under our Credit Facilities because our NAV is reduced for purposes of the asset coverage ratio. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A lengthy disruption in the credit markets could also materially decrease demand for our investments and could materially damage our business, financial condition and results of operations.

The significant disruptions in the capital markets experienced in the past has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of investments we originate and could have a material adverse impact on our business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

We could be subject to reduced availability and/or mandatory prepayments under our Credit Facilities and SBA debentures.

In addition to the asset coverage ratio requirements, our Credit Facilities contain various covenants which, if not complied with, could accelerate repayment under the Credit Facilities. This could have a material adverse effect on our business, financial condition and results of operations. Our borrowings under our Credit Facilities are collateralized by the assets in our investment portfolio, excluding those portfolio investments held by our SBIC Funds. The agreements governing the Credit Facilities require us to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain our status as a RIC;

•	A requirement to maintain a minimum amount of stockholder’s equity; and

•	A requirement that our outstanding borrowings under the Credit Facilities not exceed a certain percentage of the value of our portfolio.

In addition to the Credit Facilities, our SBIC Funds have issued SBA debentures that require us and our SBIC Funds to generate sufficient cash flow to make required interest payments. Further, our SBIC Funds must maintain a minimum capitalization that, if impaired, could materially and adversely affect our liquidity, financial condition and results of operations by accelerating repayment under the SBA debentures. Our borrowings under the SBA debentures are secured by the assets of our SBIC Funds.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. A material decrease in our NAV in connection with additional borrowings could result in an inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity. This could have a material adverse effect on our operations, as it would reduce availability under the Credit Facilities and could trigger mandatory prepayment obligations under the terms of the Credit Facilities.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies.

In addition, market conditions have affected consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our business, financial condition and results of operations. If interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default.

We make long-term loans and debt investments, which may involve a high degree of repayment risk. Our investments with a deferred interest feature, such as original issue discount, or OID, income and payment-in-kind, or PIK, interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. We invest in companies that may have limited financial resources, typically are highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on our financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then we would carry our investments at fair value, as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us.

If the fair value of our portfolio companies reflects unrealized losses that are subsequently realized, we could experience reductions of our income available for distribution in future periods that could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Investment Adviser for our future success. We also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these senior investment professionals and any others that may be hired by PennantPark Investment Advisers. Subject to the overall supervision of our board of directors, the managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our Investment Adviser. The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not.

If our Investment Management Agreement is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor, which will reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions and we will initially have to purchase or develop such expertise, which may diminish the actual benefits of any hedging strategy we employ. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments once the interest rate exceeds the applicable floor. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with higher interest rates, which may have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates or are subject to interest rate floors and also could increase our interest expense on our Credit Facilities, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment selection criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order for us to grow, our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any current or future employees will contribute effectively to the work of, or remain associated with, the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide and currently do provide significant managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are highly dependent on information systems and systems failures could have a material adverse effect on our business, financial condition and results of operations.

Our business depends on the communications and information systems, including financial and accounting systems, of the Investment Adviser, the Administrator and our sub-administrator. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations.

We may not replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies and funds advised by the Investment Adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce our net assets and income available for debt service and distributions.

We have operated and continue to operate so as to maintain our election to be treated as a RIC under Subchapter M of the Code. If we meet the 90% Income Test, the Diversification Tests, and the Annual Distribution Requirement, we generally will not be subject to corporate-level income taxation on income we timely distribute, or deem to distribute, as dividends for U.S. federal income tax purposes to our stockholders. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting our Annual Distribution Requirement to our stockholders because, in certain cases, we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to a 4% nondeductible excise tax if we do not distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of the excess, if any, of our capital gains over our capital losses, or capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was not distributed during such years and on which we did not incur any federal income tax, or the Excise Tax Avoidance Requirement.

We may have difficulty paying our Annual Distribution Requirement if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as OID and PIK interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, such as amounts attributable to foreign currency transactions. Our investments with a deferred interest feature, such as PIK interest, may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide PIK or OID interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

If we are unable to satisfy the Annual Distribution Requirement, we may have to sell some of our investments at times or prices we would not consider advantageous, or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may lose our ability to be subject to tax as a RIC and thus be subject to corporate-level income tax.

Recently passed legislation will allow us to incur additional leverage.

A BDC has historically been able to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in Section 61(a)(2) of the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the Consolidated Appropriations Act of 2018 (which includes the SBCAA) was signed into law and amended the 1940 Act to decrease this percentage from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity) for a BDC that has received either stockholder approval or approval of a “required majority” (as defined in Section 57(o) of the 1940 Act) of its board of directors of the application of such lower asset coverage ratio to the BDC. On February 5, 2019, our stockholders approved such reduction, as approved by our board of directors on November 13, 2018. If we comply with the applicable disclosure requirements, we will be able to incur additional indebtedness, which may increase the risk of investing in us. Under the 200% minimum asset coverage ratio, the Company is permitted to borrow up to one dollar for investment purposes for every one dollar of investor equity and, under the 150% minimum asset coverage ratio, the Company will be permitted to borrow up to two dollars for investment purposes for every one dollar of investor equity. In other words, Section 61(a)(2) of the 1940 Act permits BDCs to potentially increase their debt-to-equity ratio from a maximum of 1-to-1 to a maximum of 2-to-1. In addition, since our base management fee is determined and payable based upon our average adjusted gross assets, which includes any borrowings for investment purposes, our base management fee expense may increase if we incur additional leverage. Effective February 5, 2019, base management fees have been reduced from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end.

Because we intend to distribute substantially all of our income to our stockholders to maintain our ability to be subject to tax as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In order to satisfy the requirements to be treated as a RIC for federal income tax purposes, we intend to distribute to our stockholders substantially all of our investment company taxable income and net capital gains each taxable year. However, we may retain all or a portion of our net capital gains and pay applicable income taxes with respect thereto and elect to treat such retained net capital gains as deemed dividend distributions to our stockholders.

Until February 5, 2019, as a BDC, under the 1940 Act, we were not permitted to incur indebtedness unless immediately after such borrowing we had an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In March 2018, the Consolidated Appropriations

Act of 2018 (which includes the SBCAA) was signed into law and amended the 1940 Act to decrease this percentage from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity) for a BDC that has received either stockholder approval or approval of a “required majority” (as defined in Section 57(o) of the 1940 Act) of its board of directors of the application of such lower asset coverage ratio to the BDC. On November 13, 2018 and February 5, 2019, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act), and our stockholders, respectively, approved such reduction. As a result, as of February 6, 2019, the asset coverage requirements applicable to us for senior securities was reduced from 200% to 150%. As of such date, if we comply with the applicable disclosure requirements, we are able to incur additional indebtedness, which may increase the risk of investing in us. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

We are partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by the SBA regulations governing SBICs from making certain distributions to us that may be necessary to fulfill our requirements to be treated as a RIC for federal income tax purposes. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to enable us to be subject to tax as a RIC. We cannot assure you that the SBA will grant such waiver, and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may cause us to incur a corporate-level income tax.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions or through SBA debentures. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, through the SBA debenture program or other financial institutions, up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, the asset coverage ratio requirements permit us to issue senior securities or incur indebtedness subject to certain limitations, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio was not met. If the value of our assets declines, we may be unable to satisfy the asset coverage ratio. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially damage our business, financial condition and results of operations.

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Senior Securities. As a result of issuing senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest. Our senior securities may include conversion features that cause them to bear risks more closely associated with an investment in our common stock.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV per share without first obtaining certain approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current NAV per share of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. However, when required to be undertaken, the procedures used by the board of directors to determine the NAV per share of our common stock within 48 hours of each offering of our common stock may differ materially from and will necessarily be more abbreviated than the procedures used by the board of directors to determine the NAV per share of our common stock at the end of each quarter because there is a an extensive process each quarter to determine the NAV per share of our common stock which cannot be completed in 48 hours. The quarterly process includes preliminary valuation conclusions, engagement of independent valuation firms and review by those firms of preliminary valuation conclusions. By contrast, the procedures in connection with an offering may yield a NAV that is less precise than the NAV determined at the end of each quarter. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with such rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities under the requirements of Form S-3. We may actually issue shares above or below a future NAV. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders would experience voting dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions and the rules and regulations of the SEC permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid.

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SBA Debentures. In addition to issuing securities and using securitizations to raise capital as described above, we have issued and may in the future issue, as permitted under SBA regulations and through our wholly owned subsidiaries, SBIC LP, SBIC II and any future SBIC subsidiary, SBA debentures to generate cash for funding new investments. To issue SBA debentures, we may request commitments for debt capital from the SBA. Our SBIC Funds are and any future SBIC subsidiary may be exposed to any losses on its portfolio of loans, however, such debentures are non-recourse to us.

Our SBIC Funds may be unable to make distributions to us that will enable us to meet or maintain RIC tax status.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level income taxes, we will be required to distribute substantially all of our consolidated investment company taxable income and capital gains net income, including income from our SBIC Funds, each taxable year as dividends to our stockholders. We will be partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to maintain our RIC tax status. We cannot assure you that the SBA will grant such waiver and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may result in corporate level income tax on us.

Our SBIC Funds are licensed by the SBA and are subject to SBA regulations.

Our wholly owned subsidiaries, SBIC LP and SBIC II, received licenses to operate as SBICs under the 1958 Act and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and regulates the types of financings and prohibits investing in certain industries. Compliance with SBIC requirements may cause our SBIC Funds to make investments at lower rates in order to qualify investments under the SBA regulations.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant regulations. If our SBIC Funds fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA could revoke or suspend our SBIC Funds’ licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are our wholly owned subsidiaries.

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any single SBIC may borrow to a maximum of $175.0 million, which is up to twice its regulatory capital, and a maximum of $350.0 million as part of a group of SBICs under common control.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Because we borrow funds to make investments, we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the NAV attributable to our common stock than it would if we did not use debt. Our ability to pay distributions may be restricted when our asset coverage ratio is not met, exclusive of the SBA debentures pursuant to SEC exemptive relief, and any cash that we use to service our indebtedness is not available for distribution to our common stockholders.

Our current debt is governed by the terms of our Credit Facilities and the SBA debentures and future debt may be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock and may also carry leverage related risks. Leverage magnifies the potential risks for loss and the risks of investing in us, both as detailed below.

Additionally, our SBIC Funds have received borrowed funds and may in the future receive funds from the SBA through its debenture program. In connection with the filing of its initial SBA license application, PennantPark Investment received exemptive relief, in 2011, from the SEC to permit us to exclude the debt of our SBIC Funds from our consolidated asset coverage ratio. Our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than the applicable asset coverage ratio, which while providing increased investment flexibility, would also increase our exposure to risks associated with leverage.

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Credit Facilities and SBA debentures and expect in the future to borrow additional amounts under our Credit Facilities or other debt securities, subject to market availability, and, may increase the size of our Credit Facilities. We cannot assure you that our leverage will remain at current levels. The amount of leverage that we employ will depend upon our assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or preferred stockholders, if any, and we have granted a security interest in our assets, excluding those of our SBIC Funds, in connection with our Credit Facilities borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Additionally, the SBA, as a lender and an administrative agent, has a superior claim over the assets of our SBIC Funds in relation to our other creditors. Any future debt issuance will increase our leverage and may be subordinate to our Credit Facilities and SBA debentures. In addition, borrowings or debt issuances and SBA debentures, also known as leverage, magnify the potential for loss or gain on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, then leveraging would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

Until February 5, 2019, as a BDC, under the 1940 Act, we were not permitted to incur indebtedness unless immediately after such borrowing we had an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In March 2018, the Consolidated Appropriations Act of 2018 (which includes the SBCAA) was signed into law and amended the 1940 Act to decrease this percentage from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity) for a BDC that has received either stockholder approval or approval of a “required majority” (as defined in Section 57(o) of the 1940 Act) of its board of directors of the application of such lower asset coverage ratio to the BDC.

On November 13, 2018 and February 5, 2019, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act), and our stockholders, respectively, approved such reduction. As a result, as of February 6, 2019, the asset coverage requirements applicable to us for senior securities was reduced from 200% to 150%. As of such date, if we comply with the applicable disclosure requirements, we are able to incur additional indebtedness, which may increase the risk of investing in us.

As of December 31, 2018 and September 30, 2018, our asset coverage ratio, as computed in accordance with the 1940 Act, was 248% and 291%, respectively. Since our leverage, including SBA debentures outstanding, was 91% and 80% of our net assets as of December 31, 2018 and September 30, 2018, respectively, we would have to receive an annual return of at least 1.98% and 1.75%, respectively, to cover annual interest payments.

As of December 31, 2018, we had outstanding borrowings of $174.1 million under our Credit Facility, $250.0 million outstanding under our 2019 Notes and $150.0 million outstanding under the SBA debentures. Our consolidated debt outstanding was $574.1 million and had a weighted average annual interest rate at the time of 4.10%, exclusive of the fee on undrawn commitment on our Credit Facility and 3.43% of upfront fees on the SBA debentures. To cover the annual interest on our borrowings of $574.1 million outstanding as of December 31, 2018, at the weighted average annual rate of 4.10%, we would have to receive an annual yield of at least 1.98%. This example is for illustrative purposes only, and actual interest rates on our Credit Facility or any future borrowings are likely to fluctuate. The costs associated with our borrowings, including any increase in the management fee or incentive fee payable to our Investment Adviser, are and will be borne by our common stockholders.

The following table is designed to illustrate the effect on the return to a holder of our common stock of the leverage created by our use of borrowing as of December 31, 2018 of 46% of total assets (including such borrowed funds), at the current interest rate at the time of 4.10%, and assumes hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we will maintain a constant level of leverage and weighted average interest rate. The amount of leverage and cost of borrowing that we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses) (1)	(10.0)%	(5.0)%	—%	5.0%	10.0%
Corresponding return to common stockholders (2)	(23.7)%	(13.7)%	(3.8)%	6.1%	16.0%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We may in the future determine to fund a portion of our investments with preferred stock, which is another form of leverage and would magnify the potential for loss and the risks of investing in us.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of distributions on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any distributions or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interest of stockholders.

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us.

As a result of the issuance of the SBA debentures and borrowings under our Credit Facilities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue additional debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any cash that we use to service our indebtedness would not be available for the payment of distributions to our common stockholders.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings may not reflect the potential impact of risks related to market conditions or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities. Rating agencies have reviewed, and may continue to review, our credit ratings and those of other BDCs in light of the SBCAA as well as any corresponding changes to asset coverage ratios and, in certain cases, downgrade such ratings. Such a downgrade in our credit ratings may adversely affect our securities.

Market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business.

Our Credit Facility and the BNP Credit Facility mature in May 2022 and February 2024, respectively. Additionally, our SBA debentures mature between March 2026 and March 2028. We utilize proceeds from the Credit Facilities and our SBA debentures to make investments in our portfolio companies. The duration of many of our investments exceeds the duration of our indebtedness under our Credit Facilities and certain of our SBA debentures. This means that we will have to extend the maturity of our Credit Facilities or refinance our indebtedness in order to avoid selling investments at maturity of any of our debt investments, at which time such sales may be at prices that are disadvantageous to us, which could materially damage our business. In addition, future market conditions may affect our ability to renew or refinance our Credit Facilities and our SBA debentures on terms as favorable as those in our existing indebtedness. If we fail to extend or refinance the indebtedness by the time it becomes due and payable, holders of the debt and/or the administrative agent may elect to exercise various remedies, including the sale of all or a portion of the collateral securing such indebtedness, subject to certain restrictions, any of which could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments. If we are required to sell our investments on short-term notice, we may not receive the value that we have recorded for such investments, and this could materially affect our results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of the Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of us that currently exist or may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, may serve as officers and directors of our controlled affiliates and affiliated funds. In addition, we note that any affiliated investment vehicles currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it is forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Investment Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance, our exemptive relief and our allocation procedures.

In the ordinary course of our investing activities, we pay investment advisory and incentive fees to the Investment Adviser, and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict. For example, the Investment Adviser may seek to invest in more speculative investments in order to increase its incentive fee, which practice could result in higher investment losses, particularly during economic downturns.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which the Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We are subject to risks associated with cybersecurity and cyber incidents.

Our business relies on secure information technology systems. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by the Investment Adviser and third-party service providers. We, along with our Investment Adviser, have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of the risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. However, as a result of our irrevocable election to apply the fair value option to our Credit Facilities, future decreases of fair value of our debt is expected to have a corresponding increase to our NAV. Similarly, future increases in the fair value of our debt may have a corresponding decrease to our NAV. Any future indebtedness that we elect the fair value option for may have similar effects on our NAV as our Credit Facilities. This is expected to mitigate volatility in our earnings and NAV. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including conversion to open-end status and, accordingly, preferred stockholders could veto any such changes in addition to any ability of common and preferred stockholders, voting together as a single class, to veto such matters. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition and results of operations.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. If we issue shares of our common stock as a component of a unit security, we would expect the common stock to separate from the other securities in such unit after a period of time or upon occurrence of an event and to trade publicly on the NASDAQ Global Select Market, which may cause volatility in our publicly traded common stock. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

If we issue preferred stock, debt securities or convertible debt securities, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities and/or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced or entirely eliminated. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios or other covenants which may be required by the preferred stock, debt securities and/or convertible debt or risk a downgrade in the ratings of the preferred stock, debt securities and/or convertible debt or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or any combination of these securities may have different interests than holders of common stock and may at times have disproportionate influence over our business.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, they initially will not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, our publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical or similar to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to debt redemption may have a material adverse effect on the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of an offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant exercise price is less than our NAV per share of common stock at the time of an offering, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant exercise price or NAV per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on financial institutions. However, the current presidential administration has announced its intention to repeal, amend or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act might be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders. Accordingly, we are continuing to evaluate the effect the Dodd-Frank Act or implementing its regulations or any repeal or revision thereto will have on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations or those of our portfolio companies may adversely affect our business.

We and our portfolio companies are subject to laws and regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations that govern our operations or those of our portfolio companies could have a material adverse effect on our business, financial condition and results of operations. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a holder that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable would require us to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and our and our portfolio companies’ use of leverage. For individual taxpayers, the legislation reduces the maximum individual income tax rate and eliminates the deductibility of miscellaneous itemized deductions for taxable years 2018 through 2025. The impact of this new legislation is uncertain. See “Business—Regulation” for more information.

Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

The current administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Our business and operations could be negatively affected if we become subject to stockholder activism, which could cause us to incur significant expense, hinder the execution of our investment strategy or impact our stock price.

Stockholder activism, which could take many forms, including making public demands that we consider certain strategic alternatives, engaging in public campaigns to attempt to influence our corporate governance and/or our management, and commencing proxy contests to attempt to elect the activists’ representatives or others to our board of directors, or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such stockholder activism could give rise to perceived uncertainties as to our future and adversely affect our relationships with service providers and our portfolio companies. Also, we may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker or dealer quotes, if available, or at fair value as determined in good faith by our board of directors. We expect that most, if not all, of our investments (other than cash and cash equivalents) and the fair values of the Credit Facilities will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC 820. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair values of our portfolio investments and Credit Facilities borrowings will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information. As a result, there will be uncertainty as to the value of our portfolio investments.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that our investment has appreciated in value. Likewise, we record unrealized depreciation if we believe that our investment has depreciated in value. We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded on our Consolidated Statements of Operations as net change in unrealized appreciation or depreciation.

All of our investments are recorded at fair value as determined in good faith by our board of directors. Our board of directors uses the services of nationally recognized independent valuation firms to aid it in determining the fair value of our investments. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially lower than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are generally not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our debt maturities. Our borrowings under our Credit Facilities are collateralized by the assets in our investment portfolio (excluding assets held by our SBIC Funds). A general disruption in the credit markets could result in diminished demand for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down our Credit Facilities. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects our counterparties or us, and could materially damage our business.

We may invest in over-the-counter securities, which have and may continue to face liquidity constraints, to provide us with liquidity.

The market for over-the-counter traded securities has and may continue to experience limited liquidity and other weakness as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in first lien secured debt, second lien secured debt, subordinated debt and selected equity investments issued by U.S. and foreign middle-market companies.

1.

First Lien Secured Debt: When we extend first lien secured debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this may not always be the case. We expect this security interest, if any, to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a first lien secured debt investment is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

2.

Second Lien Secured Debt: Our second lien secured debt usually ranks junior in priority of payment to first lien secured debt. Second lien secured debt holds a second priority with regard to right of payment in the event of insolvency. Second lien secured debt ranks senior to subordinated debt and common and preferred equity in borrowers’ capital structures. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our second lien secured debt investments, such investments may be of greater risk than cash paying loans.

3.

Subordinated Debt: Our subordinated debt usually ranks junior in priority of payment to first lien secured debt and second lien secured debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. Subordinated debt ranks senior to common and preferred equity in borrowers’ capital structures. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our subordinated debt investments, such investments may be of greater risk than cash paying loans.

4.

Equity Investments: We have made and expect to continue to make select equity investments, all of which are subordinated to debt investments. In addition, when we invest in first lien secured debt, second lien secured debt or subordinated debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience. In addition, many of the equity securities in which we invest may not pay dividends on a regular basis, if at all. Furthermore, we may hold equity investments in partnerships through a taxable subsidiary for federal income tax purposes. Upon sale or exit of such investment, we may pay taxes at regular corporate tax rates, which will reduce the amount of gains or dividends available for distributions to our stockholders.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

companies may be highly leveraged, have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, more limited publicly available information, narrower product lines, more concentration of revenues from customers and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to refinance their outstanding indebtedness upon maturity.

Under the 1940 Act we may invest up to 30% of our assets in investments that are not qualifying assets for BDCs. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a BDC, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our debt and equity investments do and will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we have not invested a sufficient portion of our assets in qualifying assets at the time of a proposed investment, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies and compliance with the RIC tax regulations. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, or the Diversification Requirements, we do not have fixed guidelines for portfolio diversification, and our investments could be concentrated in relatively few portfolio companies or industries. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company and have done so for an extended period of time. To the extent that we operate as a non-diversified investment company in the future, we may be subject to greater risk.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic or industry centric slowdowns or recessions and may be unable to repay debt from us during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, and any restructuring could further cause adverse effects on our business. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment. In addition, we cannot assure you that a bankruptcy court would not take actions contrary to our interests.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful transaction or business. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC tax status.

Because we do not generally hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we do not generally have controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the market value of our investments.

An investment strategy focused primarily on privately held companies, including controlling equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and intend to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and we rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and our portfolio companies may be highly leveraged.

We invest primarily in first lien secured debt, second lien secured debt and subordinated debt and equity investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, our investments, and they may be highly leveraged. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our NAV. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that has not been received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

Any investments in distressed debt may not produce income and may require us to bear large expenses in order to protect and recover our investment.

Distressed debt investments may not produce income and may require us to bear certain additional expenses in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt in which we invest will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If we participate in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities of companies located outside of the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political, economic and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, economic and political developments. We may employ hedging techniques such as using our Credit Facilities’ multicurrency capability to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and an incentive fee, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under our Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our Consolidated Statements of Operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio, NAV or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to the Investment Adviser even though our performance relative to the market has not increased.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a multicurrency credit facility in currencies selected to minimize our foreign currency exposure or, to the extent permitted by the 1940 Act and applicable commodities laws, use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our interest rate or currency positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging designed to gain from those changes in interest rates or foreign currency exposures, for instance, may also limit the opportunity for gain if the changes in the underlying positions should move against such hedges. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in worse overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by the rules of the Commodity Futures Trading Commission.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from stockholders in the future, we may issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may seek to obtain from our stockholders and they may approve a proposal that authorizes us to issue shares of our common stock at prices below the then current NAV per share of our common stock in one or more offerings for a 12-month period. Such approval would allow us to access the capital markets in a way that we were previously unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below NAV per share will result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offerings we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering.

The determination of NAV in connection with an offering of shares of common stock will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we have previously received the consent of the majority of our common stockholders to do so and the board of directors decides such an offering is in the best interests of our common stockholders. Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (after any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage ratio requirements applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may allocate the net proceeds from any offering of our securities in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $6.37 and $7.46 on December 31, 2018 and September 30, 2018, respectively. Our NAV per share was $9.05 and $9.11 as of the same dates. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	any loss of our BDC or RIC status or any loss of our subsidiaries’ SBIC licenses;

•	changes in earnings or variations in operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general national and international economic trends and other external factors;

•	general price and volume fluctuations in the stock markets, including as a result of short sales;

•	conversion features of subscription rights, warrants or convertible debt; and

•	loss of a major funding source.

Since our initial listing on the NASDAQ Global Select Market, our shares of common stock have traded at a wide range of prices. We can offer no assurance that our shares of common stock will not display similar volatility in future periods.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under our Credit Facilities or any future credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment selection criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

The SBA also limits an SBIC’s choices to invest idle funds to the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment;

•

repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less.

You may have current tax liabilities on distributions you reinvest in our common stock.

Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your income tax liabilities on the value of the common stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Distributions” for more information.

There is a risk that our common stockholders may receive our stock as distributions in which case they may be required to pay taxes in excess of the cash they receive.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the dividends declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market LLC.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, or the Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

In addition, our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. Our bylaws require us to consult with the SEC staff before we repeal such exemption. Also, our charter provides for classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock market;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of Brexit and other world economic and political issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through a supplemental prospectus or through reports that we in the future may file with the SEC, including reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding obligations under our Credit Facility, and/or the SBA debentures, to invest in new or existing portfolio companies or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

As of December 31, 2018, we had $270.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, as set forth in the 1940 Act, and $174.1 million in borrowings outstanding under our $445.0 million Credit Facility. Borrowings under our Credit Facility bear interest at an annual rate equal to the London Interbank Offered Rate, or LIBOR or “L,” plus 225 basis points per annum. At December 31, 2018, the weighted average interest rate on the Credit Facility was 4.39%, exclusive of the fee on undrawn commitments of 0.375%. The Credit Facility is a revolving facility with a stated maturity date of May 25, 2022 and is secured by substantially all of the assets in our investment portfolio, excluding assets of our SBIC Funds. Amounts repaid under our Credit Facility remain available for future borrowings.

As of December 31, 2018, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. The 2019 Notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the payment date of March 4, 2019, as well as a make-whole premium. Interest on the 2019 Notes was paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes had been scheduled to mature on October 1, 2019. The 2019 Notes were general, unsecured obligations and ranked equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes were structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

As of December 31, 2018, our SBIC Funds had $150.0 million in debt commitments, all of which were drawn. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. At December 31, 2018, the SBA debentures’ had a weighted average interest rate of 3.11%, exclusive of the 3.43% of upfront fees. The SBA debentures mature between March 2026 and March 2028. The SBA debentures are secured by all the investment portfolio assets of our SBIC Funds and have a priority claim over such assets relative to all other creditors.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding obligations under our Credit Facility and/or the SBA debentures or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” for more information.

SELECTED FINANCIAL DATA

The following selected consolidated financial data of the Company as of and for the years ended September 30, 2018, 2017, 2016, 2015, and 2014, is derived from the consolidated financial statements that have been audited by RSM US LLP, the Company’s independent registered public accounting firm. The Company’s consolidated financial statements for the three-month period ended December 31, 2018 and 2017, is derived from our unaudited financial statements. However, in the opinion of the Company, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. This financial data should be read in conjunction with the Company’s consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Financial Condition which follows.

	For the three months ended December 31,		For the years ended September 30,
	2018	2017	2018	2017	2016	2015	2014
	(unaudited)
(Dollar amounts in thousands, except per share data)
Consolidated Statement of Operations data:
Total investment income	$27,380	$28,668	$108,278	$124,534	$142,071	$161,629	$147,936
Total expenses	14,805	14,500 (1)	54,944 (1)	68,096 (1)	71,456 (1)	79,371	76,608
Net investment income	12,575	14,168	53,334	56,438	70,615	82,258	71,329
Net realized and unrealized (loss) gain	(5,796)	(1,873)	(5,621)	5,273	(51,878)	(92,504)	39,655
Net increase (decrease) in net assets resulting from operations	6,778	12,295	47,713	61,712	18,737	(10,246)	110,983
Per share data:
Net asset value	9.05	9.10	9.11	9.10	9.05	9.82	11.03
Net investment income(2)	0.18	0.20	0.75	0.79	0.99	1.10	1.06
Net realized and unrealized (loss) gain(2)	(0.08)	(0.02)	(0.07)	0.08	(0.73)	(1.24)	0.60
Net increase (decrease) in net assets resulting from operations(2)	0.10	0.18	0.68	0.87	0.26	(0.14)	1.66
Distributions declared(2), (3)	0.18	0.18	0.72	0.82	1.11	1.11	1.15
Consolidated Statement of Assets and Liabilities data:
Total assets	1,221,767	1,184,193	1,160,119	1,202,196	1,238,936	1,368,778	1,411,827
Total investment portfolio	1,191,454	1,100,621	1,132,085	1,153,578	1,153,680	1,299,048	1,318,055
Borrowings outstanding(4)	562,308	510,315	504,342	526,067	559,589	602,865	526,668
Total net asset value	615,941	646,313	628,902	646,808	643,367	716,591	828,010
Other data:
Total return(5)	(12.39)%	(5.62)%	9.70%	10.80%	36.64%	(32.51)%	6.76%
Number of portfolio companies(6)	56	57	53	55	56	61	67
Yield on debt portfolio(6)	10.9%	11.8%	11.2%	11.5%	11.9%	12.1%	12.5%

(1)

Expenses before base management fee and incentive fee waivers were for the three months ended December 31, 2017, $15,928 and for the years ended September 30, 2018, 2017, and 2016, $56,371, $73,743 and $77,996, respectively.

(2)	Based on the weighted average shares outstanding for the respective periods.
(3)	The tax status of our distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP and is reported on Form 1099-DIV each calendar year.
(4)	At fair value, excluding our SBA debentures.
(5)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(6)	Unaudited, at period end.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

2019
Q1
Total investment income	$27,380
Net investment income	$12,575
Net realized and unrealized (loss)	$(5,796)
Net increase in net assets resulting from operations	$6,778
Net increase in net assets resulting from operations per common share*	$0.10
Net asset value per share at the end of the quarter	$9.05
Market value per share at the end of the quarter	$6.37

	2018
	Q4	Q3	Q2	Q1
Total investment income	$27,624	$24,760	$27,226	$28,668
Net investment income	$13,975	$11,776	$13,415	$14,168
Net realized and unrealized (loss) gain	$(1,502)	$5,134	$(7,380)	$(1,873)
Net increase in net assets resulting from operations	$12,473	$16,910	$6,035	$12,295
Net increase in net assets resulting from operations per common share*	$0.18	$0.24	$0.08	$0.18
Net asset value per share at the end of the quarter	$9.11	$9.09	$9.00	$9.10
Market value per share at the end of the quarter	$7.46	$7.01	$6.68	$6.91

	2017
	Q4	Q3	Q2	Q1
Total investment income	$27,866	$31,084	$33,715	$31,869
Net investment income	$12,768	$12,460	$16,169	$15,041
Net realized and unrealized (loss) gain	$(5,344)	$6,319	$(4,709)	$9,008
Net increase in net assets resulting from operations	$7,424	$18,779	$11,460	$24,049
Net increase in net assets resulting from operations per common share*	$0.10	$0.26	$0.16	$0.34
Net asset value per share at the end of the quarter	$9.10	$9.18	$9.09	$9.11
Market value per share at the end of the quarter	$7.51	$7.39	$8.14	$7.66

*	Based on the weighted average shares outstanding for the respective periods.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt and subordinated debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We seek to create a diversified portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. As of December 31, 2018, SBIC LP and SBIC II held approximately $80.5 million and $226.6 million in assets, respectively, which accounted for 6.6% and 18.5% of our total assets. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements. Our SBIC Funds’ investment management agreements do not affect the management and incentive fees on a consolidated basis. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. Our board of directors, a majority of whom are independent of us, supervises our activities, and the Investment Adviser supervises our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of first lien secured debt, second lien secured debt or subordinated debt, typically have a term of three to ten years and bear interest at a fixed or a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, our investments provide for deferred interest payments and PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned. Litigation settlements are accounted for in accordance with the gain contingency provisions of ASC Subtopic 450-30, Gain Contingencies.

Expenses

Our primary operating expenses include the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees on undrawn amounts under our various debt facilities. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any exchange listing fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the 1958 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

The SEC requires that estimated “Total Annual Expenses” be calculated as a percentage of net assets in the chart on page 7 of this prospectus rather than as a percentage of total assets. Total assets include assets that have been funded with borrowed money (leverage). For reference, the chart below illustrates our “Total Estimated Annual Expenses” as a percentage of average total assets:

Estimated Annual Expenses (as a Percentage of Average Total Assets)(1)

Base management fees	1.50	%(2)
Incentive fees	0.93	%(3)
Interest payments on borrowed funds	2.20	%(4)
Other expenses	0.50	%(5)

Total estimated annual expenses	5.13	%(6)

(1)	Average Total Assets equals average adjusted gross assets as of December 31, 2018.
(2)

The contractual management fee is calculated at an annual rate of 1.50% of our average adjusted gross assets. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(3)

The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the three months ended December 31, 2018 annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the three months ended December 31, 2018.

For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(4)

As of December 31, 2018, we had $270.9 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act. As of such date, we had $174.1 million in borrowings outstanding under our $445.0 million Credit Facility and $250.0 million in aggregate principal of 2019 Notes at an annual interest rate of 4.50%. As of December 31, 2018, our SBIC Funds had debenture commitments from the SBA in the amount of $150.0 million all of which were outstanding with a weighted average interest rate of 3.11%, exclusive of the 3.43% of upfront fees. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense incurred for the quarter ended December 31, 2018 annualized for a full year and amendment costs, if any, and we caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.

(5)

“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.

(6)

The table above is intended to assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear as a percentage of our average gross assets as of December 31, 2018. However, we caution you that these percentages are estimates and may vary with changes in the market value of our investments, the amount of equity capital raised and used to invest in portfolio companies and changes in the level of expenses as a percentage of our gross assets. We may borrow money to leverage our net assets and increase our total assets and such leverage will affect both the total annual expenses and gross assets used in deriving the ratios in the above table. Thus, any differences in the estimated expenses and the corresponding level of average asset balances will affect the estimated percentages and those differences could be material.

PORTFOLIO AND INVESTMENT ACTIVITY

As of December 31, 2018, our portfolio totaled $1,191.5 million and consisted of $577.4 million of first lien secured debt, $403.2 million of second lien secured debt, $48.1 million of subordinated debt and $162.8 million of preferred and common equity. Our debt portfolio consisted of 90% variable-rate investments and 10% fixed-rate investments. As of December 31, 2018, we had no companies on non-accrual. Overall, the portfolio had net unrealized depreciation of $132.2 million as of December 31, 2018. Our overall portfolio consisted of 56 companies with an average investment size of $21.3 million, had a weighted average yield on interest bearing debt investments of 10.9% and was invested 48% in first lien secured debt, 34% in second lien secured debt, 4% in subordinated debt and 14% in preferred and common equity.

As of September 30, 2018, our portfolio totaled $1,132.1 million and consisted of $531.4 million of first lien secured debt, $391.1 million of second lien secured debt, $48.1 million of subordinated debt and $161.5 million of preferred and common equity. Our debt portfolio consisted of 90% variable-rate investments and 10% fixed-rate investments. As of September 30, 2018, we had no portfolio companies on non-accrual. Overall, the portfolio had net unrealized depreciation of $111.8 million as of September 30, 2018. Our overall portfolio consisted of 53 companies with an average investment size of $21.4 million, had a weighted average yield on interest bearing debt investments of 11.2% and was invested 47% in first lien secured debt, 35% in second lien secured debt, 4% in subordinated debt and 14% in preferred and common equity.

As of December 31, 2017, our portfolio totaled $1,100.6 million and consisted of $444.9 million of first lien secured debt, $375.6 million of second lien secured debt, $107.2 million of subordinated debt and $172.9 million of preferred and common equity. Our debt portfolio consisted of 82% variable-rate investments (including 12% where LIBOR was below the floor) and 18% fixed-rate investments. As of December 31, 2017, we had no companies on non-accrual. Overall, the portfolio had net unrealized depreciation of $63.2 million as of December 31, 2017. Our overall portfolio consisted of 57 companies with an average investment size of $19.3 million, had a weighted average yield on interest bearing debt investments of 11.8% and was invested 40% in first lien secured debt, 34% in second lien secured debt, 10% in subordinated debt and 16% in preferred and common equity.

As of September 30, 2017, our portfolio totaled $1,153.6 million and consisted of $466.1 million of first lien secured debt, $399.5 million of second lien secured debt, $120.7 million of subordinated debt and $167.3 million of preferred and common equity. Our debt portfolio consisted of 82% variable-rate investments (including 13% where LIBOR was below the floor) and 18% fixed-rate investments. As of September 30, 2017, we had no portfolio companies on non-accrual. Overall, the portfolio had net unrealized depreciation of $56.4 million as of September 30, 2017. Our overall portfolio consisted of 55 companies with an average investment size of $21.0 million, had a weighted average yield on interest bearing debt investments of 11.5% and was invested 40% in first lien secured debt, 35% in second lien secured debt, 10% in subordinated debt and 15% in preferred and common equity.

For the three months ended December 31, 2018, we invested $194.5 million in six new and 13 existing portfolio companies with a weighted average yield on debt investments of 9.5%. Sales and repayments of investments for the three months ended December 31, 2018 totaled $125.8 million.

For the three months ended December 31, 2017, we invested $138.4 million in five new and seven existing portfolio companies with a weighted average yield on debt investments of 10.8%. Sales and repayments of investments for the three months ended December 31, 2017 totaled $192.3 million.

For the year ended September 30, 2018, we invested $604.7 million of investments in 17 new and 33 existing portfolio companies with a weighted average yield on debt investments of 10.2%. Sales and repayments of investments for the year ended September 30, 2018 totaled $630.5 million.

For the year ended September 30, 2017, we invested $508.3 million of investments in 18 new and 24 existing portfolio companies with a weighted average yield on debt investments of 10.5%. Sales and repayments of investments for the year ended September 30, 2018 totaled $544.0 million.

For the year ended September 30, 2016, we invested $330.6 million of investments in four new and 25 existing portfolio companies with a weighted average yield on debt investments of 11.9%. Sales and repayments of investments for the year ended September 30, 2017 totaled $439.7 million.

CRITICAL ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Investment Valuations

We expect that there may not be readily available market values for many of the investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this prospectus. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)

The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)

Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Our 2019 Notes are classified as Level 2. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

In addition to using the above inputs in cash equivalents, investments, our 2019 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes. We elected to use the fair value option for the Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred $0 relating to amendment costs on the Credit Facility costs during each of the three months ended December 31, 2018 and 2017 and $0, $3.9 million and $0 relating to amendment costs on the Credit Facility during the years ended September 30, 2018, 2017 and 2016, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility and the 2019 Notes are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the three months ended December 31, 2018 and 2017, our Credit Facility and the 2019 Notes had a net change in unrealized depreciation of $6.1 million and $1.1 million, respectively. For the year ended September 30, 2018, the Credit Facility and 2019 Notes had a net change in unrealized depreciation of $3.9 million. For the years ended September 30, 2017 and 2016, our Credit Facility and the 2019 Notes and 2025 Notes had a net change in unrealized (appreciation) depreciation of $(7.6) million and $3.7 million, respectively. As of December 31, 2018, September 30, 2018 and 2017, net unrealized depreciation (appreciation) on our Credit Facility and the 2019 Notes totaled $7.6 million, $1.6 million and $(2.3) million, respectively. We use a nationally recognized independent valuation service to fair value our Credit Facility and our 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value investments.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in fair values of our portfolio investments, our Credit Facility and the 2019 Notes and, prior to their redemption, the 2025 Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1. Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2. Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind Interest

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. In order for us to maintain our ability to be subject to tax as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends for U.S. federal income tax purposes, even though we may not have collected any cash with respect to interest on PIK securities.

Federal Income Taxes

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements. We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders out of assets legally available for distribution of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, subject to maintaining our ability to be taxed as a RIC, in order to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their appropriate tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

We have formed and expect to continue to form certain taxable subsidiaries, including the Taxable Subsidiaries, which are taxed as corporations. These taxable subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while facilitating our ability to qualify as a RIC under the Code.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three months ended December 31, 2018 and 2017.

Investment Income

Investment income for the three months ended December 31, 2018 was $27.4 million and was attributable to $13.2 million from first lien secured debt, $12.4 million from second lien secured debt and $1.8 million from subordinated debt, respectively. Investment income for the three months ended December 31, 2017 was $28.7 million and was attributable to $12.7 million from first lien secured debt, $12.9 million from second lien secured debt and $3.1 million from subordinated debt, respectively. The decrease in investment income compared to the same period in the prior year was primarily due to a decrease in other income.

Expenses

Expenses for the three months ended December 31, 2018 totaled $14.8 million. Base management fee for the same period totaled $4.4 million, incentive fee totaled $2.7 million, debt related interest and expenses totaled $6.3 million, general and administrative expenses totaled $1.1 million and provision for taxes totaled $0.3 million. Net expenses for the three months ended December 31, 2017 totaled $14.5 million. Base management fee for the same period totaled $4.8 million (after a base management fee waiver of $0.9 million), incentive fee totaled $2.7 million (after an incentive fee waiver of $0.5 million), debt related interest and expenses totaled $5.9 million and general and administrative expenses totaled $1.1 million. The increase in expenses compared to the same period in the prior year was primarily due to an increase in leverage, which resulted in an increased interest expense.

Net Investment Income

Net investment income totaled $12.6 million, or $0.18 per share, for the three months ended December 31, 2018, and $14.2 million, or $0.20 per share, for the three months ended December 31, 2017. The decrease in net investment income compared to the same period in the prior year was primarily due to a decrease in other income and an increase leverage, which resulted in an increased interest expense.

Net Realized Gains or Losses

Sales and repayments of investments for the three months ended December 31, 2018 totaled $125.8 million and net realized gains totaled $8.5 million. Sales and repayments of investments for the three months ended December 31, 2017 totaled $192.3 million and net realized gains totaled $3.8 million. The change in realized gains/losses was primarily due to changes in the market conditions of our investments and the values at which they were realized.

Unrealized Appreciation or Depreciation on Investments, the Credit Facility and the 2019 Notes

For the three months ended December 31, 2018 and 2017, we reported net change in unrealized depreciation on investments of $20.4 million and $6.8 million, respectively. As of December 31, 2018 and September 30, 2018, our net unrealized depreciation on investments totaled $132.2 million and $111.8 million, respectively. The net change in unrealized appreciation/depreciation on our investments compared to the same period in the prior year was primarily due to changes in the capital market conditions, the financial performance of certain portfolio companies and the reversal of unrealized appreciation/depreciation on investments that were realized.

For the three months ended December 31, 2018 and 2017, our Credit Facility and the 2019 Notes had a net change in unrealized depreciation of $6.1 million and $1.1 million, respectively. As of December 31, 2018 and September 30, 2018, the net unrealized depreciation on the Credit Facility and the 2019 Notes totaled $7.6 million and $1.6 million, respectively. The net change in net unrealized depreciation compared to the same period in the prior year was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $6.8 million, or $0.10 per share, for the three months ended December 31, 2018. This compares to a net change in net assets resulting from operations of $12.3 million, or $0.18 per share, for the three months ended December 31, 2017. The decrease in the net change in net assets from operations compared to the same period in the prior year was primarily due to a lower yielding portfolio and depreciation of our investments.

RESULTS OF OPERATIONS

Set forth below are our results of operations for the fiscal years ended September 30, 2018, 2017 and 2016.

Investment Income

Investment income for the year ended September 30, 2018 was $108.3 million and was attributable to $49.5 million from first lien secured debt, $49.8 million from second lien secured debt and $9.0 million from subordinated debt and preferred and common equity. The decrease in investment income over the prior year was primarily due to a reduction of our portfolio at cost.

Investment income for the year ended September 30, 2017 was $124.5 million and was attributable to $54.4 million from first lien secured debt, $50.4 million from second lien secured debt, $19.7 million from subordinated debt and preferred and common equity. The decrease in investment income over the prior year was primarily due to a reduction of our portfolio at cost.

Investment income for the year ended September 30, 2016 was $142.1 million and was attributable to $59.9 million from first lien secured debt, $60.5 million from second lien secured debt, $21.7 million from subordinated debt and preferred and common equity.

Expenses

Net expenses for the year ended September 30, 2018 totaled $54.9 million. Base management fee for the same period totaled $16.5 million (after a base management fee waiver of $0.9 million), incentive fee totaled $11.0 million (after an incentive fee waiver of $0.5 million), debt related interest and expenses totaled $22.8 million and general and administrative expenses totaled $4.6 million. The decrease in expenses over the prior year was primarily due to a decrease in debt related expenses and base management fees.

Net expenses for the year ended September 30, 2017 totaled $68.1 million. Base management fee for the same period totaled $20.3 million (after a base management fee waiver of $3.9 million), incentive fee totaled $9.3 million (after an incentive fee waiver of $1.8 million), debt related interest and expenses totaled $30.5 million (including $3.9 million in amendment costs on the Credit Facility), general and administrative expenses totaled $6.3 million and provision for taxes totaled $1.7 million. The decrease in expenses over the prior year was primarily due to lower incentive fees and general and administrative expenses.

Net expenses for the year ended September 30, 2016 totaled $71.5 million. Base management fee for the same period totaled $20.9 million (after a base management fee waiver of $4.0 million), incentive fee totaled $13.5 million (after an incentive fee waiver of $2.5 million), debt related interest and expenses totaled $27.6 million, general and administrative expenses totaled $7.1 million and provision for taxes totaled $2.4 million.

Net Investment Income

Net investment income totaled $53.3 million or $0.75 per share, $56.4 million or $0.79 per share and $70.6 million or $0.99 per share for the years ended September 30, 2018, 2017 and 2016, respectively. The decrease in net investment income per share compared to the prior year was primarily due to a lower yielding portfolio partially offset by a decrease in debt related expenses and base management fees.

Net Realized Gains or Losses

Sales and repayments of investments for the years ended September 30, 2018, 2017 and 2016 totaled $630.5 million, $544.0 million and $439.7 million, respectively, and net realized gains (losses) totaled $45.9 million, $(31.0) million and $(80.5) million, respectively. The change in realized gains/losses was primarily due to changes in the market conditions of our investments and the values at which they were realized.

Unrealized Appreciation or Depreciation on Investments, Credit Facility, the 2019 Notes and the 2025 Notes

For the years ended September 30, 2018, 2017 and 2016, we reported net change in unrealized (depreciation) appreciation on investments of $(55.3) million, $43.9 million and $24.9 million, respectively. As of September 30, 2018 and 2017, our net unrealized depreciation on investments totaled $111.8 million and $56.4 million, respectively. The net change in unrealized appreciation/depreciation on our investments for the year ended September 30, 2018 compared to the prior year was primarily due to changes in the capital market conditions, the financial performance of certain portfolio companies and the reversal of unrealized appreciation/depreciation on investments that were realized.

For the year ended September 30, 2018, our Credit Facility and the 2019 Notes had a net change in unrealized depreciation of $3.9 million. For the years ended September 30, 2017 and 2016, our Credit Facility, 2019 Notes and 2025 Notes had a net change in unrealized (appreciation) depreciation of $(7.6) million and

$3.7 million. As of September 30, 2018 and 2017, our net unrealized depreciation (appreciation) on our Credit Facility and the 2019 Notes totaled $1.6 million and $(2.3) million, respectively. The net change in unrealized depreciation for the year ended September 30, 2018 compared to the prior year was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting From Operations

Net change in net assets resulting from operations totaled $47.7 million or $0.68 per share, $61.7 million or $0.87 per share and $18.7 million or $0.26 per share for the years ended September 30, 2018, 2017 and 2016, respectively. The decrease in the net change in net assets from operations for year ended September 30, 2018 compared to the prior year was primarily due to a lower yielding portfolio and depreciation of our investments.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived primarily from proceeds of securities offerings, debt capital and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our debt capital, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. As of December 31, 2018, in accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with a 200% asset coverage ratio requirement after such borrowing, excluding SBA debentures pursuant to exemptive relief from the SEC received in June 2011.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the asset coverage requirements applicable to us for senior securities have been reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. As of December 31, 2018 and September 30, 2018, our asset coverage ratio, as computed in accordance with the 1940 Act, was 248% and 291%, respectively.

The annualized weighted average cost of debt for the three months ended December 31, 2018 and 2017, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, amortized upfront fees on SBA debentures and debt issuance costs, was 4.71% and 4.32%, respectively.

The annualized weighted average cost of debt for the years ended September 30, 2018, 2017 and 2016, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, amortized upfront fees on SBA debentures and debt issuance costs, was 4.52%, 5.04% and 4.35%, respectively.

As of December 31, 2018, we had a $445 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of December 31, 2018, September 30, 2018 and 2017, we had $174.1 million, $80.5 million (including a $2.0 million temporary draw) and $79.4 million, respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate of 4.39%, 3.79% and 2.42%, respectively, exclusive of the fee on undrawn commitments of 0.375%, as of December 31, 2018, September 30, 2018 and 2017. The Credit Facility is a five-year revolving facility with a stated maturity date of May 25, 2022, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. As of December 31, 2018, September 30, 2018 and 2017, we had $270.9 million, $364.5 million and $365.6 million of unused borrowing capacity under our Credit Facility, respectively, subject to the regulatory restrictions. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds. For a complete list of covenants contained in the Credit Facility, please refer to the Credit Facility agreement filed as Exhibit 10.1 on our Form 10-Q filed August 7, 2017 and incorporated by reference therein.

As of December 31, 2018, we were in compliance with the terms of our Credit Facility.

In September 2014, we issued $250.0 million in aggregate principal amount of 2019 Notes, for net proceeds of $245.5 million after underwriting discounts and offering costs. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. The 2019 Notes may be repurchased from time to time in open market purchases and privately-negotiated transactions.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes was paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. On June 29, 2017, the 2025 Notes were redeemed in full and no amounts were outstanding as of September 30, 2018. The 2025 Notes had been scheduled to mature on February 1, 2025. The 2025 Notes were general, unsecured obligations and ranked equal in right of payment with all of our senior unsecured indebtedness. The 2025 Notes were structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Please see our Base Indenture and the supplemental indenture filed as Exhibit (d)(9) in our post-effective amendment filed on January 22, 2013 for more information.

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA, among other sources. Any future additional debt capital we incur, to the extent it is available, may be issued at a higher cost and on less favorable terms and conditions than our current Credit Facility, SBA debentures or our 2019 Notes. Furthermore, our Credit Facility availability depends on various covenants and restrictions. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate or strategic purposes such as our stock repurchase program.

On May 9, 2018, we announced a share repurchase program which allows us to repurchase up to $30 million of our outstanding common stock in the open market at prices below our NAV as reported in our then most recently published consolidated financial statements. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. Unless extended by our board of directors, the program, which may be implemented at the discretion of management, will expire on the earlier of May 9, 2019 and the repurchase of $30 million of common stock. For the three months ended December 31, 2018 and 2017, we repurchased 1.0 million and zero shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $7.5 million and zero, respectively. For the years ended September 30, 2018, 2017 and 2016, we repurchased 2.0 million, zero and 1.9 million shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $15.0 million, zero and $12.2 million, respectively.

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and it had zero SBA debentures outstanding as of December 31, 2018. We have funded SBIC II with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of December 31, 2018. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $175.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

As of December 31, 2018, September 30, 2018 and 2017, our SBIC Funds had $150.0 million, $300.0 million and $300.0 million in debt commitments, respectively, of which $150.0 million, $180.0 million and $199.0 million was drawn, respectively. As of December 31, 2018, September 30, 2018 and 2017, the unamortized fees on the SBA debentures were $4.2 million, $4.6 million and $4.6 million, respectively. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures as of December 31, 2018 and September 30, 2018 were as follows:

Issuance Dates	Maturity	Fixed All-in Coupon Rate(1)	As of December 31, 2018 Principal Balance
March 23, 2016	March 1, 2026	2.86%	$22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000
March 21, 2018	March 1, 2028	3.53	71,000,000

Weighted Average Rate / Total		3.11%	$150,000,000

Issuance Dates	Maturity	Fixed All-in Coupon Rate(1)	As of September 30, 2018 Principal Balance
September 21, 2011	September 1, 2021	3.35%	$30,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000
March 21, 2018	March 1, 2028	3.53	71,000,000

Weighted Average Rate / Total		3.15%	$180,000,000

(1)	Excluding 3.43% of upfront fees.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of December 31, 2018, our SBIC Funds were in compliance with their regulatory requirements.

In accordance with the 1940 Act, with certain limited exceptions, PennantPark Investment is only allowed to borrow amounts such that our required 150% asset coverage ratio is met after such borrowing. As of December 31, 2018, September 30, 2018 and 2017, we excluded the principal amounts of our SBA debentures from our asset coverage ratio pursuant to SEC exemptive relief. In 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage ratio requirement to exclude the SBA debentures from the calculation. Accordingly, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 150% which, while providing increased investment flexibility, also increases our exposure to risks associated with leverage.

As of December 31, 2018, September 30, 2018 and 2017, we had cash and cash equivalents of $24.7 million, $19.5 million and $38.2 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $38.6 million for the three months ended December 31, 2018, and our financing activities provided cash of $43.7 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from net borrowings under the Credit Facility.

Our operating activities provided cash of $62.4 million for the three months ended December 31, 2017, and our financing activities used cash of $27.8 million for the same period. Our operating activities provided cash from sales and repayments on our investments and our financing activities used cash primarily to pay distributions to stockholders and repay the SBA debentures.

Our operating activities provided cash of $66.9 million for the year ended September 30, 2018, and our financing activities used cash of $85.6 million for the same period. Our operating activities provided cash from sales and repayments on our investments and our financing activities used cash primarily for net repayments of the SBA debentures and our stock repurchase program.

Our operating activities provided cash of $69.2 million for the year ended September 30, 2017, and our financing activities used cash proceeds of $107.6 million for the same period. Our operating activities provided cash primarily from sales and repayments on our investments and our financing activities used cash primarily to redeem our 2025 Notes.

Our operating activities provided cash of $157.7 million for the year ended September 30, 2016, and our financing activities used cash proceeds of $132.7 million for the same period. Our operating activities provided cash primarily from sales and repayments on our investments and our financing activities used cash primarily for net repayments on our Credit Facility and our stock repurchase program.

Contractual Obligations

A summary of our significant contractual payment obligations at cost as of December 31, 2018, including borrowings under our various debt facilities and other contractual obligations, is as follows:

	Payments due by period (in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$174.1	$—	$—	$174.1	$—
SBA debentures	150.0	—	—	—	150.0
2019 Notes	250.0	250.0	—	—	—

Total debt outstanding (1)	574.1	250.0	—	174.1	150.0
Unfunded investments (2)	41.0	—	—	27.0	14.0

Total contractual obligations	$615.1	$250.0	$—	$201.1	$164.0

(1)

The annualized weighted average cost of debt as of December 31, 2018, excluding debt issuance costs, was 4.10% exclusive of the fee on the undrawn commitment on the Credit Facility and 3.43% of upfront fees on SBA debentures.

(2)	Unfunded debt and equity investments are disclosed in the Consolidated Schedule of Investments and Note 11 of our Consolidated Financial Statements

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2019, PennantPark Investment Advisers serves as our investment adviser. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements with us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our average adjusted gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2019, the Administrator furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements, which are intended to have no effect on the consolidated administration fee. If requested to provide significant managerial assistance to our portfolio companies, we or the Administrator will be paid an additional amount based on the services provided. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Recent Developments

On February 5, 2019, our stockholders approved the adoption of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the minimum asset coverage requirements applicable to us for senior securities has been reduced from 200% (i.e., $1 of debt outstanding for each $1 of equity) to 150% (i.e., $2 of debt outstanding for each $1 of equity), subject to compliance with certain disclosure requirements. In connection with this reduction, our annual base management fee has also been reduced from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end.

On January 31, 2019, the Company announced the redemption of $250.0 million outstanding aggregate principal amount of its 2019 Notes due October 1, 2019. The 2019 Notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the payment date of March 4, 2019, as well as a make-whole premium.

On February 22, 2019, Borrower, a wholly-owned subsidiary of the Company, entered into the BNP Credit Facility. In connection with the BNP Credit Facility, the Borrower entered into, among other agreements, (i) the BNP Credit Agreement, (ii) the Control Agreement, (iii) the Custodian Agreement, and (iv) the Purchase and Sale Agreement.

The BNP Credit Agreement provides for borrowings in an aggregate amount up to $250,000,000. Borrowings under the BNP Credit Agreement will bear interest based on an annual adjusted London interbank offered rate for the relevant interest period, plus an applicable spread. Interest is payable quarterly in arrears. Any amounts borrowed under the BNP Credit Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) February 22, 2024 or (ii) upon certain other events which result in accelerated maturity under the BNP Credit Facility. Borrowing under the BNP Credit Facility is subject to certain restrictions contained in the Investment Company Act of 1940, as amended. Borrowings under the BNP Credit Agreement are secured by all of the assets held by the Borrower.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements other than our funding requirements for the unfunded investments described above.

Distributions

In order to be treated as a RIC for federal income tax purposes and to not be subject to corporate-level tax on undistributed income or gains, we are required, under Subchapter M of the Code, to annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

During both the three months ended December 31, 2018 and 2017, we declared distributions of $0.18 per share, for total distributions of $12.2 million and $12.8 million, respectively. During the years ended September 30, 2018, 2017 and 2016, we declared distributions of $0.72 per share, $0.82 per share and $1.12 per share, respectively, for total distributions of $50.6 million, $58.3 million and $79.8 million, respectively. We monitor available net investment income to determine if a return of capital for tax purposes may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, common stockholders will be notified of the portion of those distributions deemed to be a tax return of capital. Tax characteristics of all distributions will be reported to stockholders subject to information reporting on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we could suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

Recent Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC 820. The key provisions include new, eliminated and modified disclosure requirements. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early application is permitted. The Company is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In August 2018, the SEC issued the Final Rule Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule was effective on November 5, 2018. We do not anticipate the impact of this final rule to have a material impact on our consolidated financial statements.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of December 31, 2018, our debt portfolio consisted of 90% variable-rate investments and 10% fixed-rate investments. The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates since it has no floor.

Assuming that the most recent Consolidated Statements of Assets and Liabilities was to remain constant, and no actions were taken to alter the interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (in thousands)	Change In Interest Income, Net Of Interest Expense Per Share
Down 1%	$(7,515)	$(0.11)
Up 1%	$7,515	$0.11
Up 2%	$15,029	$0.22
Up 3%	$22,544	$0.33
Up 4%	$30,066	$0.44

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statements of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate and foreign currency fluctuations by using standard hedging instruments such as futures, options and forward contracts or our Credit Facility subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates and foreign currencies, they may also limit our ability to participate in benefits of lower interest rates or higher exchange rates with respect to our portfolio of investments with fixed interest rates or investments denominated in foreign currencies. During the periods covered by this prospectus, we did not engage in interest rate hedging activities or foreign currency derivatives hedging activities.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2018 (unaudited) and September 30, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009 is from our Consolidated Financial Statements, which has been audited by an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2),(3)	Average Market Value Per Unit(4)
Credit Facility, 2019 Notes and 2025 Notes
Fiscal 2019 (As of December 31, 2018, unaudited)	$424,136	$2,479	N/A
Fiscal 2018	$330,520	$2,912	N/A
Fiscal 2017	$329,393	$2,950	N/A
Fiscal 2016	$371,590	$2,756	$24.68
Fiscal 2015	$458,114	$2,569	$25.13
Fiscal 2014	$376,476	$3,198	$24.51
Fiscal 2013	$216,750	$4,261	$24.79
Fiscal 2012	$145,000	$5,636	N/A
Fiscal 2011	$240,900	$2,937	N/A
Fiscal 2010(5)	$247,600	$2,655	N/A
Fiscal 2009	$225,100	$2,713	N/A

(1)

Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s). As of December 31, 2018 and September 30, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009, the fair value of our senior securities outstanding presented in thousands (000s) was $416,518, $328,968, $331,702, $366,344, $456,595, $376,668, $213,900, $144,453, $238,792, $233,641, and $175,475, respectively.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	These amounts exclude SBIC LP’s SBA debentures from our total amount outstanding and asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.
(4)

The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit. On June 29, 2017, the 2025 Notes were redeemed in full and no amounts were outstanding as of December 31, 2018.

(5)	This amount includes SBIC LP’s SBA debentures in the total amount outstanding and our asset coverage per unit computation.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PNNT.” The following table lists the high and low closing sale prices for our common stock, the closing sale prices as a premium or (discount) to our NAV and quarterly distributions per share since October 1, 2016. On April 11, 2019, the last reported closing price of our common stock was $7.04 per share.

	NAV(1)		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period			High	Low
Year Ending September 30, 2019
Third quarter (As of April 11, 2019)	$	N/A	$7.11	$7.00	N/A %	N/A %	$—
Second quarter		N/A	7.34	6.61	N/A	N/A	0.18
First quarter		9.05	7.64	6.30	(16)	(30)	0.18
Year Ended September 30, 2018
Fourth quarter		9.11	7.84	7.04	(14)	(23)	0.18
Third quarter		9.09	7.45	6.64	(18)	(27)	0.18
Second quarter		9.00	7.17	6.41	(20)	(29)	0.18
First quarter		9.10	7.79	6.91	(14)	(24)	0.18
Year Ended September 30, 2017
Fourth quarter		9.10	7.76	7.35	(15)	(19)	0.18
Third quarter		9.18	8.14	7.33	(11)	(20)	0.18
Second quarter		9.09	8.58	7.71	(6)	(15)	0.18
First quarter		9.11	8.04	7.08	(12)	(22)	0.28

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.

Shares of BDCs may trade at a market price both above and below the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $6.37 and $7.46 as of December 31, 2018 and September 30, 2018, respectively. Our NAV per share was $9.05 and $9.11 as of December 31, 2018 and September 30, 2018, respectively. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below our NAV in the future. As of March 31, 2019, we had 10 stockholders of record.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us and our SBIC Funds, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of PennantPark Investment or from the offering of common stock at premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A (dilution)/accretion per share divided by investment per share	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (dilution)/accretion to stockholder A (dilution)/ accretion per share divided by investment per share	—	—	(0.20)%	—	4.65%	—	20.41%

DISTRIBUTIONS

We intend to continue making quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders.

In January 2019, Form 1099-DIVs were sent to stockholders subject to information reporting that stated the amount and composition of distributions, and provided information with respect to appropriate tax treatment of our distributions.

The tax characteristics of distributions declared, in accordance with Section 19(a) of the 1940 Act, during the years ended September 30, 2018 and 2017 from ordinary income (including short-term gains), if any, totaled $50.6 million and $58.3 million, or $0.72 and $0.82 per share, respectively, based on weighted average shares outstanding for the respective periods.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain minimum percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Sale of Unregistered Securities

We did not engage in any sales of unregistered securities during the three months ended December 31, 2018 and the years ended September 30, 2018, 2017 and 2016, respectively.

BUSINESS

PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments primarily made to U.S. middle-market companies in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies. We seek to create a diversified portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. Our debt investments may generally range in maturity from three to ten years and, are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act, in 2010 and 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA-eligible businesses that meet the investment selection criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has invested $8.8 billion in 507 companies with approximately 180 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator offers, on our behalf, significant managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

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We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

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We believe middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield securities from time to time.

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We believe that credit market dislocation for middle-market companies improves the risk-reward on our investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

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We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with loans provided by other sources, and we believe that we are well-positioned to partner with such equity investors.

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We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and from time to time the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-reward to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

a) Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. We are able to provide value-added customized financial solutions to middle-market companies as a result of specialized due diligence, underwriting capabilities and more extensive ongoing monitoring required as lenders.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Proactive, Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate consistent positive risk-adjusted returns.

We believe that the in-depth experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment opportunity.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Legal Proceedings

None of us, our Investment Adviser or our Administrator is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Investment Adviser or Administrator. From time to time, we, our Investment Adviser or Administrator, may be a party to certain legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policy Overview

We seek to create a diversified portfolio that includes first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity by targeting an investment size of $10 million to $50 million in securities, on average, of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such unrated companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the S&P’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of first lien secured debt, second lien secured debt, subordinated debt and, to a lesser extent, equity investments in qualifying assets such as private, or thinly traded or small market-capitalization, U.S. middle-market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or have a market capitalization of greater than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. We may acquire investments in the secondary markets. See “Regulation—Qualifying Assets” and “Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our common stock.

First Lien Secured Debt

Structurally, first lien secured debt ranks senior in priority of payment to second lien secured debt, subordinated debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to second lien secured debt and subordinated debt, first lien secured debt generally earns a lower return than second lien secured debt and subordinated debt. In some cases first lien secured debt lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Second Lien Secured Debt

Second lien secured debt usually ranks junior in priority of payment to first lien secured debt. Second lien secured debt holds a second priority with regard to right of payment in the event of insolvency. Second lien secured debt ranks senior to subordinated debt and common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt, second lien secured debt generally earns a higher return than first lien secured debt. In many cases second lien secured debt investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Subordinated Debt

Structurally, subordinated debt usually ranks junior in priority of payment to first lien secured debt and second lien secured debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. Subordinated debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to first lien secured debt and second lien secured debt, subordinated debt generally earns a higher return than first lien secured debt and second lien secured debt. In many cases, subordinated debt investors receive opportunities to invest directly in the equity securities of borrowers, and from time to time, may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment opportunities and to structure investments efficiently and effectively.

a) Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets. The Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages, for example, in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b) Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c) Proven management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d) Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be trusted financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e) Investments in different borrowers, industries and geographies

The Investment Adviser seeks to invest our assets broadly among portfolio companies, across industries and geographical regions. The Investment Adviser believes that this approach may reduce the risk that a downturn in any one portfolio company, industry or geographical region will have a disproportionate impact on the value of our portfolio, although we are permitted to be non-diversified under the 1940 Act.

f) Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. The Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, the Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence in evaluating new investment targets. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence may include:

•	review of historical and prospective financial information;

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence on a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. Rather, they are employees of and receive compensation from our Investment Adviser.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that portfolio company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate with these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our first lien secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, our second lien secured debt and subordinated debt investments have maturities of three to ten years. Second lien secured debt and subordinated debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or PIK payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our second lien secured debt and subordinated debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

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negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus of preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may exit certain investments earlier when a liquidity event, such as the sale or refinancing of a portfolio company, takes place. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plans and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to a portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of periodic financial statements and financial projections for portfolio companies.

The Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and capital requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Managerial Assistance

We offer significant managerial assistance to our portfolio companies. As a BDC, we are required to make available such significant managerial assistance within the meaning of Section 2(a)(47) of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Portfolio

Our principal investment focus is to provide first lien secured debt, second lien secured debt and subordinated debt to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the Investment Adviser has invested:

•	Aerospace and Defense

•	Auto Sector

•	Beverage, Food and Tobacco

•	Broadcasting and Entertainment

•	Buildings and Real Estate

•	Building Materials

•	Business Services
•	Cable Television

•	Capital Equipment

•	Cargo Transportation

•	Chemicals, Plastics and Rubber

•	Communications

•	Consumer Products

•	Consumer Services

•	Containers Packaging & Glass

•	Distribution

•	Diversified/Conglomerate Manufacturing

•	Diversified/Conglomerate Services

•	Diversified Natural Resources, Precious Metals and Minerals

•	Education

•	Electronics

•	Energy/Utilities

•	Environmental Services

•	Financial Services

•	Grocery

•	Healthcare, Education and Childcare

•	High Tech Industries

•	Home & Office Furnishings, Housewares & Durable Consumer Products
•	Hotels, Motels, Inns and Gaming

•	Insurance

•	Leisure, Amusement, Motion Picture, Entertainment

•	Logistics

•	Manufacturing/Basic Industries

•	Media

•	Mining, Steel, Iron and Non-Precious Metals

•	Oil and Gas

•	Other Media

•	Personal, Food and Miscellaneous Services

•	Printing and Publishing

•	Retail

•	Wholesale

Listed below are our top ten portfolio companies and industries represented as a percentage of our consolidated portfolio assets (excluding cash and cash equivalents) as of:

Portfolio Company	December 31, 2018	Portfolio Company	September 30, 2018
RAM Energy Holdings LLC	8%	Parq Holdings Limited Partnership	7%
Parq Holdings Limited Partnership	7	RAM Energy Holdings LLC	7
AKW Holdings Limited	4	AKW Holdings Limited	4
Halo Buyer, Inc.	4	Halo Buyer, Inc.	4
MailSouth, Inc.	4	MailSouth, Inc.	4
PT Network, LLC	4	PT Network, LLC	4
Cano Health, LLC	3	Cano Health, LLC	3
Cascade Environmental LLC	3	Cascade Environmental LLC	3
Shift4 Payments, LLC	3	Shift4 Payments, LLC	3
Winter Park Intermediate, Inc.	3	Winter Park Intermediate, Inc.	3

Industry	December 31, 2018	Industry	September 30, 2018
Healthcare, Education and Childcare	13%	Healthcare, Education and Childcare	15%
Consumer Products	10	Consumer Products	10
Energy and Utilities	8	Energy and Utilities	7
Hotels, Motels, Inns and Gaming	8	Hotels, Motels, Inns and Gaming	7
Building Materials	5	Media	6
Electronics	5	Printing and Publishing	6
Printing and Publishing	5	Financial Services	5
Business Services	4	Oil and Gas	5
Media	4	Business Services	4
Personal, Food and Miscellaneous Services	4	Personal, Food and Miscellaneous Services	3

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as certain of the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of PennantPark Floating Rate Capital Ltd., a publicly traded BDC, and other managed funds, as applicable. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. The Investment Adviser will allocate investment opportunities in a fair and equitable manner consistent with our allocation policy, and we have received exemptive relief with respect to certain co-investment transactions. Where co-investment is unavailable or inappropriate, the Investment Adviser will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations, our trade allocation procedures and, if applicable, the terms of our exemptive relief.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2018. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our December 31, 2018 Consolidated Financial Statements included elsewhere in this prospectus.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Substantially all of our investments (except those of our SBIC Funds) are pledged as collateral under our Credit Facility. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Companies Less than 5% Owned
AH Holdings, Inc. 10039 Bissonnet Street, Ste. 250 Houston, TX 77036	Healthcare, Education and Childcare	Preferred Equity Warrants	—	$463

AG Investco LP(5) 251 Little Falls Drive Herndon, VA 19808	Business Services	Common Equity(4)	2.6%	650

Allied America, Inc. (CI (Allied) Investment Holdings, LLC(5)) One North LaSalle Street Chicago, IL 60602	Business Services	First Lien Secured Debt(4), 3M L+700, 08/08/2022 Common Equity	1.5%	22,698

American Insulated Glass, LLC (Go Dawgs Capital III, LP(5)) 3965 E. Conley Road Conley, GA 30288	Building Materials	First Lien Secured Debt(4), 3M L+550, 12/21/2023 Common Equity	1.2%	31,251

ASP LCG Holdings, Inc. 21333 Haggerty Road, Ste. 300 Novi, MI 48375	Education	Warrants	—	1,866

Autumn Games, LLC 54 Thompson St. New York, NY 10012	Broadcasting and Entertainment	Common Equity	3.2%	—

Bazaarvoice, Inc. 10901 South Stonelake Blvd. Austin, TX 78759	Printing and Publishing	First Lien Secured Debt, 1M L+575, 02/01/2024	—	14,739

Bottom Line Systems, LLC 541 Buttermilk Pike, Suite 401 Crescent Springs, KY 41017	Healthcare, Education and Childcare	First Lien Secured Debt, 1M L+750, 02/13/2023	—	19,583

Broder Bros., Co. Six Neshaminy Interplex, 6 Floor Trevose, PA 19053	Consumer Products	First Lien Secured Debt, 3M L+850, 12/02/2022	—	31,515

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Blackhawk Industrial Distribution, Inc. (Cowboy Parent LLC) 1501 SW Expressway Drive Broken Arrow, OK 74012	Distribution	Subordinated Debt, 12.0% fixed (PIK 2.0%), 03/17/2025 Common Equity	1.5%	16,105

Cano Health, LLC (ITC Rumba, LLC(5)) 680 N. University Drive Pembroke Pines, FL 33024	Healthcare, Education and Childcare	First Lien Secured Debt, 1M L+625, 12/23/2021 Common Equity	3.7%	41,198

Cardinal Logistics Holdings LLC(5) (Intermediate Transportation 100, LLC) 12404 Park Central Drive, Ste. 300 Dallas, TX 75251	Cargo Transport	Second Lien Secured Debt, 11.0% fixed PIK, 03/01/2019 Common Equity	2.1%	4,092

Cascade Environmental LLC(5) 17270 Woodinville-Redmond Road Woodinville, WA 98072	Environmental Services	Subordinated Debt, 15.0% fixed (PIK 13.0%), 08/20/2021 Common Equity	2.8%	35,074

Condor Borrower, LLC (Condor Holdings Limited(6)) (Condor Top Holdco Limited(6)) 5 Becker Farm Road Roseland, NJ 07068	Business Services	Second Lien Secured Debt, 3M L+875, 04/25/2025 Preferred Equity	0.3%	13,034

Confie Seguros Holding Co. 7711 Center Avenue, Suite 200 Huntington Beach, CA 92647	Insurance	Second Lien Secured Debt, 3M L+850, 10/31/2025	—	14,041

DecoPac, Inc. (DecoPac Holdings Inc.) 3500 Thurston Avenue Anoka, MN 55303	Beverage, Food and Tobacco	Second Lien Secured Debt, 3M L+825, 03/31/2025 Common Equity	2.0%	28,237

DermaRite Industries LLC 7777 West Side Avenue North Bergen, NJ 07047	Manufacturing / Basic Industries	First Lien Secured Debt, 1M L+700, 03/03/2022	—	9,557

Deva Holdings, Inc. 75 Spring Street Floor 8 New York, NY 10012	Consumer Products	First Lien Secured Debt(4), 3M L+625, 10/31/2023	—	4,520

eCommission Holding Corporation(6) 11612 Bee Caves Road, Building II, Suite 200 Austin, TX, 78738	Financial Services	Common Equity	1.3%	1,012

Faraday Holdings, LLC 1630 Faraday Avenue Carlsbad, CA 92008	Building Materials	Common Equity	0.2%	1,177

Halo Buyer, Inc. 1980 Industrial Drive Sterling, IL 61081	Consumer Products	Second Lien Secured Debt, 1M L+825, 07/06/2026	—	44,325

Hollander Sleep Products, LLC 6501 Congress Avenue, Ste. 300 Boca Raton, FL 33487	Consumer Products	First Lien Secured Debt, 3M L+800, 06/09/2023	—	18,728

Impact Group, LLC 915 W. Jefferson Street Boise, ID 83702	Personal, Food and Miscelleneous Services	First Lien Secured Debt, 3M L+650, 06/27/2023	—	27,273

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Infogroup, Inc. (Infogroup Parent Holdings, Inc.) 1020 E 1st Street Papillion, NE, 68046	Other Media	Second Lien Secured Debt, 3M L+925, 04/03/2024 Common Equity	1.0%	22,340

Integrity Marketing Acquisition, LLC 9111 Cypress Waters Blvd. Ste. 450 Dallas, TX 75019	Insurance	Second Lien Secured Debt(4), 3M L+850, 11/30/2026	—	20,538

Juniper Landscaping of Florida, LLC (ZS Juniper L.P.(5)) 5880 Staley Road Fort Myers, FL 33905	Personal, Food and Miscelleneous Services	First Lien Secured Debt, 1M L+950, 12/22/2021 Common Equity	4.0%	15,010

Kadmon Holdings, Inc. Alexandria Center for Life Sciences 450 East 29 Street, 5 Floor New York, NY 10016	Healthcare, Education and Childcare	Common Equity	0.2%	524

K2 Pure Solutions NoCal, L.P. 3515 Massillion Road, Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt(4), 1M L+525, 12/20/2023	—	26,726

LaMi Acquisition, LLC(5) 860 Welsh Road Huntingdon Valley, PA 19006	Distribution	Common Equity	1.6%	686

Lariat ecoserv Co-invest Holdings, LLC(5) 1331 17th Street, Ste. 812 Denver, CO 80202	Environmental Services	Common Equity	—	623

MailSouth, Inc. 5901 Highway 52 East Helena, AL 35080	Printing and Publishing	Second Lien Secured Debt, 6M L+925, 10/23/2024	—	47,457

MBS Holdings, Inc. 880 Montclair Road Suite 400 Birmingham, AL 35213	Telecommunications	Second Lien Secured Debt, 1M L+850, 01/02/2024	—	14,700

Ox Two, LLC 22260 Haggerty Road #365 Northville, MI 48167	Building Materials	First Lien Secured Debt(4), 1M L+625, 02/27/2023	—	22,801

Parq Holdings Limited Partnership(6) c/o Paragon Gaming, Inc. 6650 Via Austi Parkway, Suite 150 Las Vegas, NV 89119	Hotels, Motels, Inns and Gaming	Second Lien Secured Debt, 3M L+1,200, 12/17/2021	—	83,063

Peninsula Pacific Entertainment LLC 10515 Colonial Downs Parkway New Kent, VA 23124	Hotels, Motels, Inns and Gaming	First Lien Secured Debt(4), 3M L+725, 11/13/2024	—	7,120

Pestell Minerals and Ingredients Inc.(6) 141 Hamilton Road New Hamburg, Ontario, Canada N3A 2H1	Beverage, Food and Tobacco	First Lien Secured Debt, 1M L+525, 06/01/2023	—	5,423

Provation Medical, Inc. 800 Washington Avenue North, Suite 400 Minneapolis, MN, 55401	Electronics	First Lien Secured Debt, 1M L+700, 03/11/2024	—	26,393

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
PT Network, LLC (CI (PTN) Investment Holdings II, LLC(5)) 500 Park Avenue, 8th Floor New York, NY 10022	Healthcare, Education and Childcare	Second Lien Secured Debt, 3M L+1,000, 04/12/2023 Preferred Equity Common Equity	2.7%	46,626

Questex, LLC 275 Grove Street, Suite 2-130 Newton, MA 02466	Media	First Lien Secured Debt(4), 3M L+625, 09/09/2024	—	22,581

Research Horizons, LLC 1140 Broadway, Suite 1002 New York, NY 10001	Media	First Lien Secured Debt(4), 1M L+625, 06/28/2022	—	22,282

SFP Holding, Inc. (CI (Summit) Investment Holdings, LLC) 575 Minnehaha Ave. W. St. Paul, MN 55103	Buildings and Real Estate	First Lien Secured Debt(4), 3M L+625, 09/01/2022 Common Equity	1.7%	22,348

Shift4 Payments, LLC 1491 Center Crossing Road Las Vegas, NV 89144	Financial Services	Second Lien Secured Debt, 3M L+850, 11/28/2025	—	36,723

Triad Manufacturing, Inc. 4321 Semple Avenue St. Louis, MO 63120	Manufacturing / Basic Industries	First Lien Secured Debt, 3M L+1,325, 12/28/2020	—	21,326

US Dominion, Inc. (SSC Dominion Holdings, LLC) 215 Spadina Ave, Suite 200 Toronto, ON MST 2C7	Electronics	First Lien Secured Debt(4), 3M L+675, 07/15/2024 Common Equity	2.9%	31,903

US Med Acquisition, Inc. 8260 NW 27th Street, Suite 401 Doral, Florida 33122	Healthcare, Education and Childcare	First Lien Secured Debt, 1M L+900, 08/13/2021	—	8,032

U.S. Well Services, Inc.(6) (USWS Holdings, LLC(5)(6)) 770 South Post Oak Lane, Suite 405 Houston, TX 77056	Oil and Gas	Common Equity	2.5%	6,902

VT Topco, Inc. (Green Veracity Holdings, LP) 290 West Mount Pleasant Avenue, Suite 3200 Livingston, NJ 07039	Business Services	Second Lien Secured Debt, 1M L+700, 08/24/2026 Common Equity	0.3%	13,777

Walker Edison Furniture Company LLC (JWC-WE Holdings, L.P.) 4350 West 2100 South, Suite A Salt Lake City, UT 84120	Home and Office Furnishings	First Lien Secured Debt, 3M L+650, 09/26/2024 Common Equity	1.8%	23,956

Whitney, Bradley & Brown, Inc. (WBB Equity, LLC(5)) 11790 Sunrise Valley Drive Reston, VA 20191	Aerospace and Defense	First Lien Secured Debt, 1M L+900, 10/18/2022 Common Equity	2.5%	20,453

Winter Park Intermediate, Inc. (Wheel Pros Holdings, L.P.) 44 Union Boulevard, Suite 620 Lakewood, CO 80228	Auto Sector	Second Lien Secured Debt, 1M L+850, 04/06/2026 Common Equity	2.5%	38,065

Companies 5% to 24% Owned
Affinion Group Holdings, Inc. 100 Connecticut Avenue Norwalk, CT 06850	Consumer Products	Common Equity	8.9%	16,821

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)		Fair Value (in thousands)
ETX Energy , LLC(5) (ETX Energy Management Company, LLC) 10441 S. Regal Blvd. Ste. 210 Tulsa, OK 74133	Oil and Gas	Preferred Equity Common Equity	14.0	%(3)	32,237

Companies 25% or More Owned
AKW Holdings Limited(6) Unit L, Snugborough Trading Estate Braddan, Isle of Man IM4 4LH	Healthcare, Education and Childcare	First Lien Secured Debt, 3M L+575, 03/13/2024 Common Equity	83.5	%(3)	42,968

MidOcean JF Holdings Corp. 1330 St. Mary’s Street, Ste. 210 Raleigh, NC 27605	Distribution	Preferred Equity Common Equity	35.7	%(3)	9,082

RAM Energy LLC (RAM Energy Holdings LLC) 2100 South Utica Avenue, Ste. 165 Tulsa, OK 74114	Energy and Utilities	First Lien Secured Debt, 8.0% fixed, 07/01/2022 Common Equity	100.0	%(3)	93,330

Superior Digital Displays, LLC (Superior Digital Displays Holdings, Inc) 1501 Broadway, 12th Floor New York, NY 10036	Media	First Lien Secured Debt, 3.0% fixed PIK, 12/31/2019 Preferred Equity Common Equity	99.4	%(3)	7,500

Total Investments					$1,191,454

(1)

Represents basis point spread above index for floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms disclosed are the actual interest rate in effect as of 12/31/18. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(2)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, were we to have voting rights.
(3)	We hold one or more voting seats on the portfolio company’s board of directors/managers.
(4)

Includes the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment, that does not earn a basis point spread above an index while it is unfunded.

(5)	Investment is held through our Taxable Subsidiaries.
(6)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2018, qualifying assets represent 89% of the Company’s total assets and non-qualifying assets represent 11% of the Company’s total assets.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2018:

Parq Holdings Limited Partnership (Hotels, Motels, Inns and Gaming)

Parq Holdings Limited Partnership is a gaming and hotel complex in downtown Vancouver, Canada.

RAM Energy LLC (Energy and Utilities)

RAM Energy LLC is an exploration and production company focused on operations in the Arkansas-Louisiana-Texas and Permian regions.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	December 31, 2018	September 30, 2018
Healthcare, Education and Childcare	13%	15%
Consumer Products	10	10
Energy and Utilities	8	7
Hotels, Motels, Inns and Gaming	8	7
Building Materials	5	2
Electronics	5	3
Printing and Publishing	5	6
Business Services	4	4
Media	4	6
Personal, Food and Miscellaneous Services	4	3
Auto Sector	3	3
Beverage, Food and Tobacco	3	2
Environmental Services	3	3
Financial Services	3	5
Insurance	3	—
Manufacturing / Basic Industries	3	3
Oil and Gas	3	5
Aerospace and Defense	2	2
Buildings and Real Estate	2	2
Chemicals, Plastics and Rubber	2	1
Distribution	2	2
Home and Office Furnishings	2	2
Other Media	2	2
Other	1	5

Total	100%	100%

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, or directors, four of whom are not “interested persons” of PennantPark Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Adam K. Bernstein	55	Director	2007	2021
Marshall Brozost	51	Director	2007	2020
Jeffrey Flug	56	Director	2007	2021
Samuel L. Katz	53	Director	2007	2020
Interested director
Arthur H. Penn	55	Chairman of the Board and Chief Executive Officer	2007	2022

Executive Officer Who is Not a Director

The following information pertains to our officer who is not a director of PennantPark Investment Corporation.

Name	Age	Position
Aviv Efrat	54	Chief Financial Officer and Treasurer

Officer Who is Not a Director

The following information pertains to our executive officer who is not a director of PennantPark Investment Corporation.

Name	Age	Position
Guy F. Talarico	63	Chief Compliance Officer

The address for each director and executive officer is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Board of Directors’ Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of our five directors are Independent Directors. The Chairman of our board of directors is our Chief Executive Officer and therefore an interested person of us. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the board of directors results in greater efficiencies in managing us, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman, and by offering the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The board of directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such, are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator provide to us and the potential conflicts of interest that could arise from these relationships.

Board of Directors’ Risk Oversight Role

The board of directors performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the board of directors and are comprised solely of Independent Directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the board of directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements and systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the directors and our management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any, and assisting the board of directors with matters related to compensation, as directed by the board of directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consist solely of Independent Directors.

The board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures and certain of our service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum: (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited by the asset coverage ratio set forth in the 1940 Act (including any relief thereto provided by the SEC), and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we elected to be treated as a RIC under the Code. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the extent of the board of directors’ and its committees’ roles in risk oversight complements the board of directors’ leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent public accounting firm, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the board of directors believes foster open communication and early detection of issues of concern.

We believe that the board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the board of directors and its committees with respect to the oversight of risk is appropriate. However, the board of directors and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Biographical Information

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board of directors to operate effectively in governing us and protecting the interests of our stockholders. Below is a description of the specific experiences, qualifications, attributes and/or skills that each director possesses and, which the board of directors considered to be an effective director. Our directors have been divided into two groups-interested directors and Independent Directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Adam K. Bernstein (55), Director. Mr. Bernstein became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. In 2012, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania.

Marshall Brozost (51), Director. Mr. Brozost became a Director of PennantPark Investment Corporation and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Since July 2016, Mr. Brozost has been a Partner at Orrick, Herrington & Sutcliffe LLP, where he practices in the real estate and private equity groups. Prior to Orrick, Herrington & Sutcliffe LLP, Mr. Brozost practiced law at Schulte Roth & Zabel, LLP from May 2012 to July 2016, at Dewey & LeBoeuf LLP from 2005 to 2012, at Solomon & Weinberg LLP from 2004 to 2005 and at O’Melveny & Myers LLP from 2001 to 2004. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (56), Director. Mr. Flug became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. From 2009 to June 2015, Mr. Flug held a variety of senior positions, including, most recently, President, with Union Square Hospitality Group, an exclusive chain of restaurants. Since September 2014, Mr. Flug has served as a director of Shake Shack, Inc. From October 2012 to September 2015, Mr. Flug was a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (53), Director. Mr. Katz became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Katz is the Managing Partner of

TZP Group LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Interested Director

Arthur H. Penn (55), Founder, Chief Executive Officer and Chairman of the board of directors. Mr. Penn became the Chief Executive Officer and a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. at their inception in 2007 and 2010, respectively. Mr. Penn is the Founder, Chairman and Chief Executive Officer of the Company and Managing Member of the Adviser and the Administrator. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers.

Executive Officer and Officer who are not Directors

Aviv Efrat (54), Chief Financial Officer and Treasurer. Mr. Efrat became the Chief Financial Officer and Treasurer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico (63), Chief Compliance Officer. Mr. Talarico became the Chief Compliance Officer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in May 2008 and March 2011, respectively. Mr. Talarico has held the position of Chief Compliance Officer for a number of investment advisers, private funds and investment companies from 2004 when he founded Alaric Compliance Services, LLC.

Committees of the Board of Directors

For the fiscal year ended September 30, 2018, the board of directors held four board of directors meetings, four Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board of directors and committee meetings, and encourage directors to attend the Company’s annual stockholders’ meeting. For the year ended September 30, 2018, all of the directors attended the annual stockholders’ meeting.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include; selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair valuing our portfolio securities that are not publicly traded or for which current market values are not readily available. Such investments are valued at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process. The board of directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Securities Act. The Audit Committee Charter is available on our website www.pennantpark.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on our website www.pennantpark.com.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas J. Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as director of the board of directors include: compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in our Nominating and Corporate Governance Committee Charter; and the ability to contribute to our effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Corporate

Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of us and our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. As discussed below, none of our executive officers is directly compensated by the Company and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on the Company’s website www.pennantpark.com.

Compensation of Directors and Executive Officer

The following table shows information regarding the compensation paid by us to our directors for the fiscal year ended September 30, 2018. No compensation is paid directly by us to any interested director or executive officer of the Company.

Name	Aggregate compensation from PennantPark Investment Corporation	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/officer
Independent directors
Adam K. Bernstein	$122,500	None	$122,500
Marshall Brozost	$122,500	None	$122,500
Jeffrey Flug	$132,500	None	$132,500
Samuel L. Katz	$132,500	None	$132,500
Interested director
Arthur H. Penn	None	None	None
Executive officer
Aviv Efrat(2)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Efrat is an employee of the Administrator.

Each Independent Director receives an annual payment of $110,000 for services performed on behalf of us as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board of directors meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $12,500 and each Co-Chairman of any other committee receives an annual fee of $2,500 for his additional services in these capacities. Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers and indemnify such persons against certain losses.

Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act).

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

Our Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our senior investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Jose A. Briones joined PennantPark Investment Advisers in December 2009. Previously, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Previously, Mr. Giannetti was a Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined PennantPark Investment Advisers in March 2007. Previously, Mr. Williams was a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams' tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

In addition to managing our investments, as of September 30, 2018, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Floating Rate Capital Ltd.	Business development company	Primarily floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$1,076

PennantPark Senior Secured Loan Fund I LLC	Joint Venture	Primarily floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$443

Other Managed Fund	Direct Lending Fund	Other credit opportunities	$176

The management and incentive fees payable by PennantPark Floating Rate Capital Ltd. are based on the gross assets and performance of PennantPark Floating Rate Capital Ltd., respectively.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of April 11, 2019, to our knowledge, no person would be deemed to “control” us, as such term is defined in the 1940 Act. Our board of directors consists of an interested director and Independent Directors.

The following table sets forth, as of April 11, 2019, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

Name and Address(1)	Type of Ownership(3)	Shares Owned	Percentage of Common Stock Outstanding
Independent directors
Adam K. Bernstein	Record/Beneficial	46,430	*
Marshall Brozost	Record/Beneficial	21,678	*
Jeffrey Flug	Record/Beneficial	320,560	*
Samuel L. Katz	Record/Beneficial	189,291	*
Interested director
Arthur H. Penn(2)	Record/Beneficial	844,333	1.2%
Executive officer
Aviv Efrat	Record/Beneficial	106,102	*

All directors and executive officer as a group (6 persons)		1,528,394	2.2%

(1)	The address for each officer and director is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Penn is the Managing Member of the Investment Adviser and may therefore be deemed to own beneficially the 650,923 shares of PennantPark Investment Corporation held by the Investment Adviser.
(3)	Sole voting power.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors and Senior Investment Professionals

The following table sets forth the dollar range of our common stock beneficially owned by each of our directors and senior investment professionals as of December 31, 2018. Information as to the beneficial ownerships is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Directors	Dollar Range of the Common Stock of PennantPark Investment Corporation(1)
Independent directors
Adam K. Bernstein	$100,001 - $500,000
Marshall Brozost	$100,001 - $500,000
Jeffrey Flug	Over $1,000,000
Samuel L. Katz	Over $1,000,000

Interested director
Arthur H. Penn(2)	Over $1,000,000

Senior Investment Professionals
Jose A. Briones	$500,001 - $1,000,000
Salvatore Giannetti III	$500,001 - $1,000,000
P. Whitridge Williams, Jr.	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Also reflects holdings of PennantPark Investment Advisers, LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

PennantPark Investment has entered into the Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of PennantPark Investment’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in, PennantPark Investment Advisers. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their respective investment management agreements. Such investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, the Investment Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

PennantPark Investment Advisers’ services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from PennantPark Investment, consisting of two components–a base management fee and an incentive fee, or collectively, Management Fees.

Investment Advisory Fees

Effective January 1, 2018, the base management fee is calculated at an annual rate of 1.50% of our “average adjusted gross assets” which equals our gross assets (exclusive of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and unfunded commitments, if any) and is payable quarterly in arrears. In addition, on November 13, 2018, in connection with our board of directors’ approval of the application of the modified asset coverage requirements to the Company, our board of directors also approved an amendment to the Investment Advisory Agreement reducing the Investment Adviser’s annual base management fee from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For periods prior to January 1, 2018, the base management fee was calculated at an annual rate of 2.00% of our “average adjusted gross assets.” From December 31, 2015 through December 31, 2017, the Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of base management fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2018 and 2017, the Investment Adviser earned base management fees of $4.4 million and $4.8 million (after a waiver of $0.9 million), respectively, from us. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser earned a base management fee of $16.5 million (after a waiver of $0.9 million), $20.3 million (after a waiver of $3.9 million) and $20.9 million (after a waiver of $4.0 million), respectively, from us.

The following is a hypothetical example of the calculation of average adjusted gross assets:

Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average value of adjusted gross assets as of March 31, 20XX and December 31, 20XX, which are the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter = ($150 million + $180 million) / 2 = $165 million.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). Effective January 1, 2018, we pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1212% in any calendar quarter (8.4848% annualized), and (3) 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1212% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For periods prior to January 1, 2018, we paid the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income did not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeded the hurdle rate but was less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeded 2.1875% in any calendar quarter. From December 31, 2015 through December 31, 2017, the Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of incentive fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2018 and 2017, the Investment Adviser earned $2.7 million and $2.7 million (after a waiver of $0.5 million), respectively, in incentive fees on net investment income from us. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser earned $11.0 million (after a waiver of $0.5 million), $9.3 million (after a waiver of $1.8 million) and $13.5 million (after a waiver of $2.5 million), respectively, in incentive fees on net investment income from us.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and, effective January 1, 2018, equals 17.5% of our realized capital gains (20.0% for periods prior to January 1, 2018), if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For each of the three months ended December 31, 2018 and 2017 and years ended September 30, 2018, 2017 and 2016, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 17.5% of such amount (20.0% for periods prior to January 1, 2018), less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For each of the three months ended December 31, 2018 and 2017 and years ended September 30, 2018, 2017 and 2016, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under GAAP.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle; therefore, there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.125%

Incentive fee	= 17.5% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
= 2.125% - 1.75%
= 0.375%
= 100% x 0.375%
= 0.375%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.425%

Incentive fee	= 17.5% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”(3)
Incentive fee	= 100% x “catch-up” + (17.5% x (Pre-Incentive Fee Net Investment Income - 2.1212%))
Catch-up	= 2.1212% - 1.75%
= 0.3712%
= (100% x 0.3712%) + (17.5% x (2.425% - 2.1212%))
= 0.3712% + (17.5% x 0.3038%)
= 0.3712% + 0.053165%
= 0.424365%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 1.5% annualized base management fee.
(3)

The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 17.5% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1212% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 17.5% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 17.5% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 17.5% x (6% - 1%)
= 17.5% x 5%
= 0.875%

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2019. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of one year through February 2020. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to reapprove the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, the Investment Adviser’s ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, the Investment Adviser’s profitability, any economies of scale and any other benefits of the relationship for the Investment Adviser. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the Investment Management Agreement as being in the best interests of our stockholders.

The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreement

We have entered into an agreement, or the Administration Agreement, with the Administrator, under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other activities, being responsible for the financial records we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the three months ended December 31, 2018 and 2017, we reimbursed the Investment Adviser approximately $0.3 million and $0.3 million, respectively, including expenses the Investment Adviser incurred on behalf of the Administrator, for the services described above. For the years ended September 30, 2018, 2017 and 2016, we reimbursed the Investment Adviser approximately $2.0 million, $2.5 million and $3.7 million, respectively, including expenses the Investment Adviser incurred on behalf of the Administrator for the services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of PennantPark Investment, in February 2019. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through February 2020. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from PennantPark Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for PennantPark Investment.

License Agreement

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies.

We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described herein. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference could be material. Our investments are generally structured as debt and equity investments in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy as described below.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)

The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assess the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)

Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

To the extent we invest in derivative instruments in the future, such instruments would be valued in accordance with our valuation policy.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and Credit Facility are classified as Level 3. Our 2019 Notes are classified as Level 2. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale. See “Sales Of Common Stock Below Net Asset Value” for more information.

In addition, we will only sell shares of our common stock at a price below NAV per share if the following conditions are met:

•	A majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

A majority of such directors, in consultation with the underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We may, however, subject to the requirements of the 1940 Act, issue subscription rights to acquire our common stock at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue new shares to implement the plan, when our shares are trading at a premium to our NAV per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of March 31, 2019, our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on the NASDAQ Global Select Market under the ticker symbol “PNNT.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The last reported closing market price of our common stock on April 11, 2019 was $7.04 per share. As of March 31, 2019, we had 10 stockholders of record.

The following are our outstanding classes of securities as of March 31, 2019:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	67,045,105

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PennantPark Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our charter and bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Maryland law and the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2020, 2021 and 2022, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) if no such market value exists for our common stock, the exercise price is not less than the then current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

As of December 31, 2018 and September 30, 2018, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes accrued at a rate of 4.50% per year and was paid semi-annually. On January 31, 2019, the Company announced the redemption of $250.0 million outstanding aggregate principal amount of its 2019 Notes. The 2019 Notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the payment date of March 4, 2019, as well as a make-whole premium. The 2019 Notes had been scheduled to mature on October 1, 2019. The 2019 Notes were general, unsecured obligations and ranked equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes were structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes accrued at a rate of 6.25% per year and was paid quarterly. On June 29, 2017, the 2025 Notes were redeemed in full and no amounts were outstanding as of December 31, 2018 or September 30, 2018. The 2025 Notes had been scheduled to mature on February 1, 2025. The 2025 Notes were general, unsecured obligations and ranked equal in right of payment with all of our senior unsecured indebtedness. The 2025 Notes were structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities—Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. We have filed the indenture with the SEC.

A prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to OID;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act, excluding the SBA debentures due to SEC exemptive relief granted in June 2011. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and any prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

A prospectus supplement will contain information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•

if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs, including certain defaults by any of our significant subsidiaries.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•

we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include securities issued by the U.S. Treasury. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current NAV per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current NAV per share if: (1) the majority of our board of directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current NAV per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the requirements of Section 63 of the 1940 Act are met, the price per share of common stock included in a unit may be below the Company’s then current NAV per share. See “Sales of Common Stock Below Net Asset Value” for more information.

Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current NAV per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them have been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

REGULATION

We are a BDC under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and its affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of securities we own or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any registered investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. None of these policies are fundamental and they may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a SBIC wholly-owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)

is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)

Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, we are required to make available significant managerial assistance within the meaning of Section 2(a)(47) of the 1940 Act to our portfolio companies that constitute a qualifying asset. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such significant managerial assistance. Making available significant managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator may provide assistance to controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets are deemed to constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act and referred to as the asset coverage ratio, is compliant with the 1940 Act, immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirement at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage ratio. We received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from the calculation. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

We and PennantPark Investment Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Our joint code of ethics and code of conduct are available, free of charge, on our website at www.pennantpark.com. In addition, the joint code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain a copy of our joint code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interests of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior investment professionals who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies, free of charge, by calling us collect at (212) 905-1000 or by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to our annual report on Form 10-K (File No. 814-00736, filed on November 16, 2011). You may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors, including a majority of our directors who are not interested persons of us, and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC and SBA for compliance with the 1940 Act and 1958 Act, respectively.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to PennantPark Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and we designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us.

For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting; and

•

pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

SBA Regulations

Our SBIC Funds are licensed under the SBA as SBICs under Section 301(c) of the 1958 Act. SBIC LP and SBIC II received their licenses in 2010 and 2013, respectively.

SBICs are designed to stimulate the flow of capital to businesses that meet specified eligibility requirements discussed below. Under SBA regulations, our SBIC Funds are subject to regulatory requirements including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, placing certain limitations on the financing terms of investments, prohibiting investing in certain industries, and required capitalization thresholds among other regulations. Furthermore, our SBIC Funds are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP pursuant to SBA accounting standards and financial reporting requirements for SBICs. For example, our SBIC Funds do not use fair value accounting on its assets or liabilities under SBA valuation guidelines. If either of our SBIC Funds fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC Funds from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us.

Eligible Small and Smaller Businesses

Under present SBA regulations, eligible small business include businesses that (together with their affiliates) have tangible net worth not exceeding $19.5 million and have average annual net income of $6.5 million for the two most recent fiscal years. In addition, each of our SBIC Funds must invest at least 25% of investments in “smaller” concerns. A smaller concern is a business that has tangible net worth not exceeding $6.0 million and has average annual net income not exceeding $2.0 million for the two most recent fiscal years or, as an alternative to the aforementioned requirement, meet the size requirements based on either the number of employees or gross revenue, which is based on the industry in which the smaller concern operates. Once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the business, up and until the time a business offers its securities in a public market.

Financing Limitations, Terms and Changes in Control

The SBA prohibits an SBIC from financing small businesses in certain industries such as relending, gambling, oil and gas exploration and other passive businesses. Additional SBA prohibitions include investing outside the United States, investing more than 30% of regulatory capital in one company and lending money to any officer, director or employee or to invest in any affiliate thereof. The SBA places certain limits on the financing terms of investments by our SBIC Funds in portfolio companies such as limiting the interest rate on debt securities and loans provided to portfolio companies. The SBA also limits fees, prepayment terms and other economic arrangements that are typically charged in lending arrangements.

The SBA also prohibits, without prior written approval, a “change in control” of our SBIC Funds or transfers that would result in any person or group owning 10% or more of a class of capital stock (or its equivalent in the case of a partnership) of a licensed SBIC. A “change of control” is any event which would result in the transfer of power, direct or indirect, to direct management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

Idle Funds Limitation

The SBA limits an SBIC to investing idle funds in the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

•

repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.

SBA Leverage or Debentures

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. SBA current regulations limit the amount that an SBIC may borrow to a maximum of $175.0 million, which is up to twice its regulatory capital, and a maximum of $350.0 million as part of a group of SBICs under common control.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PennantPark Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, PennantPark Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, persons that have a functional currency (as such term is defined in the Code) other than the U.S. dollar, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (as such term is defined in the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an OID or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”

Election to be Taxed as a RIC

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends for U.S.federal income tax purposes income to our stockholders of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, or investment company taxable income, and determined without regard to any deduction for dividends paid, out of the assets legally available for distribution, or the Annual Distribution Requirement.

In order to qualify as a RIC for federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

1)

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC, in order to provide us with additional liquidity.

While we intend to make sufficient distributions each taxable year to avoid incurring any material U.S. federal excise tax on our earnings, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

We may invest in partnerships which may result in our being subject to additional state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through the Taxable Subsidiaries, which are classified as corporations for U.S. federal income tax purposes. The Taxable Subsidiaries generally will be subject to corporate income taxes on their earnings, which ultimately will reduce our return on such income and fees.

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains, determined without regard to any deduction for dividends paid, we distribute (or are deemed to have distributed) as dividends for U.S. federal income tax purposes to stockholders. Additionally, upon satisfying these requirements, we will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gains determined without regard to any deduction for dividends paid, that is not distributed (or deemed to have been distributed) as dividends for U.S. federal income tax purposes to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold a debt instrument that is treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We invest in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to continue to maintain our qualification to be subject to tax as a RIC.

Gain or loss realized by us from equity securities and warrants acquired by us as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held the particular equity security or warrant.

We are authorized to borrow funds and to sell assets in order to satisfy our Annual Distribution Requirement or Exercise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt instruments and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of such distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared and distributed by us generally would be taxable income to a stockholder even though only a small portion of the dividend was paid in cash to pay any taxes due on the total dividend. We have not yet elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions of the Code apply, we will be subject to tax in that taxable year on all of our taxable income at regular corporate tax rates, regardless of whether we make any dividend distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we also would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable as dividends to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, U.S. non-corporate stockholders generally would be eligible to treat such dividends as “qualified dividend income,” which generally would be subject to reduced rates of U.S. federal income tax, and dividends paid by us to certain U.S. corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be treated as a RIC for federal income tax purposes in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us, including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, properly designated by us as “qualified dividend income,” such distributions generally will be eligible for a reduced U.S. federal income tax rate, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period in such common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains as capital gain dividends at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will be subject to tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution of net capital gains in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution of net capital gains net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to be subject to tax on any retained capital gains at our regular corporate tax rates, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit generally will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum rate of 21%, and this rate also applies to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three taxable years or carry forward such losses for five taxable years.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals and on the undistributed net investment income of certain estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

We (or if a U.S. Stockholder holds our shares through an intermediary, such intermediary) will provide information to our U.S. stockholders, as promptly as possible after the end of each calendar year, detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A U.S. stockholder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to federal income tax withholding (“backup withholding”) at the applicable rate from all taxable distributions to any U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussions below, distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to Non-U.S. Stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.

Actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required. A non-U.S. stockholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the non-U.S. stockholder and the applicable foreign government comply with the terms of such agreement.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to claim a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup tax withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable IRS Form W-8, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the offering of the securities covered by this prospectus; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

PennantPark Investment Corporation

590 Madison Avenue, 15th Floor

New York, New York 10022

(212) 905-1000

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND TRUSTEE

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration and accounting services agreement. The Bank of New York Mellon provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is 225 Liberty Street, New York, NY 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219, telephone number: (800) 937-5449. American Stock Transfer & Trust Company, LLC served as trustee for our 2019 Notes.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C., and by Venable LLP, as Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/INDEPENDENT AUDITOR

Our current independent registered public accounting firm, RSM US LLP, located at 151 West 42nd Street, New York, NY 10036, has audited our financial statements as of September 30, 2018, 2017 and 2016.

The consolidated financial statements of Superior Digital Displays Holdings, Inc. and Subsidiaries as of and for the year ended September 30, 2018 included in this Prospectus and in the Registration Statement have been so included in reliance on the report of EisnerAmper LLP, Independent Auditor.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Investment Corporation

Interim Financial Statements (unaudited)

Annual Financial Statments (audited)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

PennantPark Investment Corporation and its Subsidiaries

Results of Review of Interim Financial Statements

We have reviewed the accompanying consolidated statement of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries (collectively referred to as the “Company”), including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statements of operations, the related consolidated statements of changes in net assets, and cash flows for the three-month periods ended December 31, 2018 and 2017, and the related notes to the consolidated financial statements (collectively, the interim financial statements). Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of September 30, 2018, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein), and in our report dated November 15, 2018, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of September 30, 2018, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our reviews in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

/s/ RSM US LLP

New York, New York

February 7, 2019

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2018 (unaudited)	September 30, 2018
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$987,929,505 and $896,720,950, respectively)	$989,515,879	$905,271,258
Non-controlled, affiliated investments (cost—$74,369,962 and $91,520,908, respectively)	49,057,619	78,078,331
Controlled, affiliated investments (cost—$261,311,677 and $255,574,317, respectively)	152,880,313	148,735,885

Total of investments (cost—$1,323,611,144 and $1,243,816,175, respectively)	1,191,453,811	1,132,085,474
Cash and cash equivalents (cost—$24,657,870 and $19,543,625, respectively)	24,653,889	19,506,154
Interest receivable	5,506,564	7,606,964
Prepaid expenses and other assets	152,544	920,235

Total assets	1,221,766,808	1,160,118,827

Liabilities
Distributions payable	12,244,957	12,429,712
Payable for investments purchased	18,172,125	—
Credit Facility payable (cost—$174,136,000 and $80,520,000, respectively) (See Notes 5 and 10)	167,088,178	77,645,830
2019 Notes payable (par—$250,000,000) (See Notes 5 and 10)	249,430,000	251,322,500
SBA debentures payable, net (par—$150,000,000 and $180,000,000, respectively) (See Notes 5 and 10)	145,789,777	175,373,229
Base management fee payable, net (See Note 3)	4,419,262	4,086,831
Performance-based incentive fee payable, net (See Note 3)	2,667,270	2,964,265
Interest payable on debt	5,007,094	6,576,393
Accrued other expenses	1,007,040	818,172

Total liabilities	605,825,703	531,216,932

Commitments and contingencies (See Note 11)
Net assets
Common stock, 68,027,537 and 69,053,958 shares issued and outstanding, respectively Par value $0.001 per share and 100,000,000 shares authorized	68,028	69,054
Paid-in capital in excess of par value	796,236,224	803,729,220
Undistributed net investment income	6,333,033	6,003,360
Accumulated net realized loss on investments	(62,157,643)	(70,687,629)
Net unrealized depreciation on investments	(132,156,359)	(111,763,780)
Net unrealized depreciation on debt	7,617,822	1,551,670

Total net assets	$615,941,105	$628,901,895

Total liabilities and net assets	$1,221,766,808	$1,160,118,827

Net asset value per share	$9.05	$9.11

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,
	2018	2017
Investment income:
From non-controlled, non-affiliated investments:
Interest	$23,508,581	$21,383,219
Payment in kind	1,246,016	1,284,909
Other income	618,071	1,586,642
From non-controlled, affiliated investments:
Interest	105,105	1,215,834
Payment in kind	108,625	1,573,306
From controlled, affiliated investments:
Interest	1,788,603	480,430
Payment in kind	5,000	1,144,085

Total investment income	27,380,001	28,668,425

Expenses:
Base management fee (See Note 3)	4,419,262	5,735,137
Performance-based incentive fee (See Note 3)	2,667,270	3,185,204
Interest and expenses on debt (See Note 10)	6,278,847	5,857,378
Administrative services expenses (See Note 3)	521,625	521,625
Other general and administrative expenses	618,367	628,290

Expenses before Management Fees waiver and provision for taxes	14,505,371	15,927,634

Management Fees waiver (See Note 3)	—	(1,427,253)
Provision for taxes	300,000	—

Net expenses	14,805,371	14,500,381

Net investment income	12,574,630	14,168,044

Realized and unrealized loss on investments and debt:
Net realized gain on investments on:
Non-controlled, non-affiliated investments	3,737,919	1,793,043
Non-controlled and controlled, affiliated investments	4,792,067	1,980,440

Net realized gain on investments	8,529,986	3,773,483
Net change in unrealized depreciation on:
Non-controlled, non-affiliated investments	(6,929,882)	1,738,065
Non-controlled and controlled, affiliated investments	(13,462,697)	(8,510,961)
Debt depreciation (See Notes 5 and 10)	6,066,152	1,126,766

Net change in unrealized depreciation on investments and debt	(14,326,427)	(5,646,130)

Net realized and unrealized loss from investments and debt	(5,796,441)	(1,872,647)

Net increase in net assets resulting from operations	$6,778,189	$12,295,397

Net increase in net assets resulting from operations per common share (See Note 7)	$0.10	$0.18

Net investment income per common share	$0.18	$0.20

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	Three Months Ended December 31,
	2018	2017
Net increase in net assets resulting from operations:
Net investment income	$12,574,630	$14,168,044
Net realized gain on investments	8,529,986	3,773,483
Net change in unrealized depreciation on investments	(20,392,579)	(6,772,896)
Net change in unrealized depreciation on debt	6,066,152	1,126,766

Net increase in net assets resulting from operations	6,778,189	12,295,397

Distributions to stockholders:	(12,244,957)	(12,790,950)

Capital transactions:
Repurchase of common stock	(7,494,022)	—

Net decrease in net assets	(12,960,790)	(495,553)

Net assets:
Beginning of period	628,901,895	646,808,471

End of period	$615,941,105	$646,312,918

Undistributed net investment income, at end of period	$6,333,033	$4,710,289

Capital share activity:
Shares of common stock repurchased	(1,026,421)	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended December 31,
	2018	2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,778,189	$12,295,397
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Net change in net unrealized depreciation on investments	20,392,579	6,772,896
Net change in unrealized depreciation on debt	(6,066,152)	(1,126,766)
Net realized gain on investments	(8,529,986)	(3,773,483)
Net accretion of discount and amortization of premium	(729,769)	(239,321)
Purchases of investments	(194,455,970)	(138,433,423)
Payment-in-kind income	(1,922,358)	(3,706,405)
Proceeds from dispositions of investments	125,791,017	192,303,018
Amortization of deferred financing costs	416,548	375,065
Decrease (increase) in interest receivable	2,100,400	(1,852,834)
Decrease in prepaid expenses and other assets	767,691	1,529,740
Increase (decrease) in payable for investments purchased	18,172,125	(1,014,000)
Decrease in interest payable on debt	(1,569,299)	(1,369,723)
Increase (decrease) in base management fee payable, net	332,431	(27,721)
(Decrease) increase in performance-based incentive fee payable, net	(296,995)	405,565
Increase in accrued other expenses	188,868	250,382

Net cash (used in) provided by operating activities	(38,630,681)	62,388,387

Cash flows from financing activities:
Repurchase of common stock	(7,494,022)	—
Distributions paid to stockholders	(12,429,712)	(12,790,950)
Repayments under SBA debentures	(30,000,000)	(15,000,000)
Borrowings under Credit Facility	217,000,000	91,000,000
Repayments under Credit Facility	(123,384,000)	(91,000,000)

Net cash provided by (used in) financing activities	43,692,266	(27,790,950)

Net increase in cash equivalents	5,061,585	34,597,437
Effect of exchange rate changes on cash	86,150	33,170
Cash and cash equivalents, beginning of period	19,506,154	38,202,068

Cash and cash equivalents, end of period	$24,653,889	$72,832,675

Supplemental disclosure of cash flow information:
Interest paid	$7,431,597	$6,852,037

Taxes paid	$3,617	$—

Non-cash exchanges and conversions	$12,697,510	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—160.7% (1), (2)
First Lien Secured Debt—78.6%
Allied America, Inc.	08/08/2022	Business Services	9.81%	3M L+700	21,358,192	$21,057,856	$21,384,889
Allied America, Inc. (Revolver) (7)	08/08/2022	Business Services	—	—	2,000,000	—	—
American Insulated Glass, LLC	12/21/2023	Building Materials	7.98%	3M L+550	31,200,000	30,580,416	30,576,000
American Insulated Glass, LLC (7)	12/21/2023	Building Materials	—	—	1,350,649	—	—
Bazaarvoice, Inc.	02/01/2024	Printing and Publishing	8.10%	1M L+575	14,887,500	14,749,371	14,738,625
Bottom Line Systems, LLC	02/13/2023	Healthcare, Education and Childcare	10.02%	1M L+750	19,583,330	19,354,443	19,583,330
Broder Bros., Co.	12/02/2022	Consumer Products	11.31%	3M L+850	31,515,152	31,516,838	31,515,152
Cano Health, LLC	12/23/2021	Healthcare, Education and Childcare	8.58%	1M L+625	37,358,331	36,817,568	37,358,331
DermaRite Industries LLC	03/03/2022	Manufacturing / Basic Industries	9.52%	1M L+700	9,825,000	9,720,195	9,557,457
Deva Holdings, Inc.	10/31/2023	Consumer Products	8.77%	3M L+625	4,520,316	4,446,372	4,520,316
Deva Holdings, Inc. (7)	10/31/2022	Consumer Products	—	—	385,000	—	—
Hollander Sleep Products, LLC	06/09/2023	Consumer Products	10.80%	3M L+800	19,713,838	19,400,776	18,728,146
Impact Group, LLC	06/27/2023	Personal, Food and Miscellaneous Services	9.30%	3M L+650	27,410,052	27,221,921	27,273,002
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	11.85%	1M L+950	14,171,119	13,977,311	14,171,119
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	7.84%	1M L+525	27,133,333	26,727,301	26,726,333
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,938,095	—	—
Ox Two, LLC	02/27/2023	Building Materials	8.77%	1M L+625	22,110,425	21,729,644	22,110,425
Ox Two, LLC (Revolver)	02/27/2023	Building Materials	12.75%	P+725	750,000	750,000	750,000
Ox Two, LLC (Revolver) (7)	02/27/2023	Building Materials	—	—	1,750,000	—	—
Peninsula Pacific Entertainment LLC	11/13/2024	Hotels, Motels, Inns and Gaming	9.71%	3M L+725	7,200,000	7,183,125	7,128,000
Peninsula Pacific Entertainment LLC (7)	11/13/2024	Hotels, Motels, Inns and Gaming	—	—	800,000	—	(8,000)
Pestell Minerals and Ingredients Inc. (11)	06/01/2023	Beverage, Food and Tobacco	7.68%	1M L+525	5,500,000	5,445,567	5,422,576
Provation Medical, Inc.	03/11/2024	Electronics	9.42%	1M L+700	27,000,000	26,396,785	26,392,500
Questex, LLC	09/09/2024	Media	9.02%	3M L+625	22,443,750	22,016,571	21,994,875
Questex, LLC (Revolver)	09/09/2024	Media	9.02%	3M L+625	598,404	598,404	586,436
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	2,992,021	—	(59,841)
Research Horizons, LLC	06/28/2022	Media	8.60%	1M L+625	22,359,375	21,955,122	21,800,390
Research Horizons, LLC (7)	06/28/2022	Media	—	—	9,121,622	—	(228,041)
Research Horizons, LLC (Revolver)	06/28/2022	Media	8.60%	1M L+625	810,811	810,811	790,541
Research Horizons, LLC (Revolver) (7)	06/28/2022	Media	—	—	3,243,243	—	(81,081)
SFP Holding, Inc.	09/01/2022	Buildings and Real Estate	9.04%	3M L+625	20,227,284	19,982,458	20,227,284
SFP Holding, Inc. (7)	09/01/2022	Buildings and Real Estate	—	—	5,506,214	—	—
SFP Holding, Inc. (Revolver)	09/01/2022	Buildings and Real Estate	9.04%	3M L+625	833,333	833,333	833,333
SFP Holding, Inc. (Revolver) (7)	09/01/2022	Buildings and Real Estate	—	—	1,666,667	—	—
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	15.77%	3M L+1,325	22,099,213	21,885,003	21,325,740
US Dominion, Inc.	07/15/2024	Electronics	9.28%	3M L+675	29,850,000	29,358,834	29,850,000
US Dominion, Inc. (Revolver) (7)	07/15/2024	Electronics	—	—	7,500,000	—	—
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	11.80%	1M L+900	8,454,688	8,454,688	8,031,952
Walker Edison Furniture Company LLC	09/26/2024	Home and Office Furnishings	8.88%	3M L+650	22,500,000	22,065,139	22,050,000
Whitney, Bradley & Brown, Inc.	10/18/2022	Aerospace and Defense	11.53%	1M L+900	19,183,125	18,874,578	19,183,125

Total First Lien Secured Debt						483,910,430	484,232,914

Second Lien Secured Debt—65.5%
Condor Borrower, LLC	04/25/2025	Business Services	11.28%	3M L+875	12,500,000	12,277,984	12,437,500
Confie Seguros Holding Co.	10/31/2025	Insurance	11.24%	3M L+850	14,500,000	14,211,122	14,040,785
DecoPac, Inc.	03/31/2025	Beverage, Food and Tobacco	11.05%	3M L+825	23,024,259	22,619,598	23,024,259
Halo Buyer, Inc.	07/06/2026	Consumer Products	10.77%	1M L+825	45,000,000	44,337,844	44,325,000
Infogroup, Inc.	04/03/2024	Other Media	12.05%	3M L+925	20,400,000	20,068,042	20,400,000
Integrity Marketing Partners, LLC	11/30/2026	Insurance	11.21%	3M L+850	20,769,231	20,474,544	20,561,538
Integrity Marketing Partners, LLC (7)	11/30/2026	Insurance	—	—	2,373,626	—	(23,736)
Intermediate Transportation 100, LLC (5)	03/01/2019	Cargo Transport	11.00%	—	481,052	468,352	481,052
			(PIK 11.00%)
MailSouth, Inc.	10/23/2024	Printing and Publishing	12.00%	6M L+925	48,425,000	47,511,267	47,456,500
MBS Holdings, Inc.	01/02/2024	Telecommunications	10.85%	1M L+850	15,000,000	14,720,490	14,700,000
Parq Holdings Limited Partnership (8), (11)	12/17/2021	Hotels, Motels, Inns and Gaming	14.80%	3M L+1,200	76,500,000	76,500,000	83,062,990
PT Network, LLC	04/12/2023	Healthcare, Education and Childcare	12.43%	3M L+1,000	41,666,667	40,989,222	41,041,667
Shift4 Payments, LLC	11/28/2025	Financial Services	11.03%	3M L+850	37,000,000	36,844,123	36,722,500
VT Topco, Inc.	08/24/2026	Business Services	9.80%	1M L+700	12,500,000	12,437,500	12,468,750
Winter Park Intermediate, Inc.	04/06/2026	Auto Sector	11.02%	1M L+850	32,800,000	32,186,662	32,472,000

Total Second Lien Secured Debt						395,646,750	403,170,805

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares		Cost	Fair Value (3)
Subordinated Debt/Corporate Notes—7.8%
Blackhawk Industrial Distribution, Inc.	03/17/2025	Distribution	12.00%	—	13,569,534		$13,307,183	$13,569,534
			(PIK 2.00%)
Cascade Environmental LLC	08/20/2021	Environmental Services	15.00%	—	36,955,649		36,580,410	34,553,533
			(PIK 13.00%)

							49,887,593	48,123,067

Preferred Equity/Partnership Interests—0.3% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%	—	211		500,000	462,602
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	36,450		546,750	584,633
Condor Holdings Limited (8), (11)	—	Business Services	—	—	556,000		64,277	68,981
Condor Top Holdco Limited (8), (11)	—	Business Services	—	—	556,000		491,723	527,701

Total Preferred Equity/Partnership Interests							1,602,750	1,643,917

Common Equity/Partnership Interests/Warrants—8.5% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—	—	753		—	—
AG Investco LP (9)	—	Business Services	—	—	650,000		650,000	650,000
AG Investco LP (7), (9)	—	Business Services	—	—	350,000		—	—
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—	—	933		586,975	1,866,067
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330		3,000,000	—
Cardinal Logistics Holdings LLC (Intermediate Transportation 100, LLC) (9)	—	Cargo Transport	—	—	—	(13)	5,411,024	3,611,080
Cascade Environmental LLC (9)	—	Environmental Services	—	—	33,901		2,852,080	520,736
CI (Allied) Investment Holdings, LLC (Allied America, Inc.) (9)	—	Business Services	—	—	112,001		1,153,614	1,312,852
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	333,333		5,000,000	5,000,000
CI (Summit) Investment Holdings LLC (SFP Holdings, Inc.)	—	Buildings and Real Estate	—	—	100,000		1,000,000	1,287,386
Cowboy Parent LLC (Blackhawk Industrial Distribution, Inc.)	—	Distribution	—	—	22,500		2,250,000	2,535,289
DecoPac Holdings Inc.	—	Beverage, Food and Tobacco	—	—	3,449		3,448,658	5,212,753
eCommission Holding Corporation (11)	—	Financial Services	—	—	80		1,004,625	1,012,082
Faraday Holdings, LLC	—	Building Materials	—	—	4,277		217,635	1,177,113
Go Dawgs Capital III, LP (American Insulated Glass, LLC) (9)	—	Building Materials	—	—	675,325		675,325	675,325
Green Veracity Holdings, LP—Class A (VT Topco, Inc.)	—	Business Services	—	—	15,000		1,500,000	1,308,318
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495		2,040,000	1,940,195
ITC Rumba, LLC (Cano Health, LLC) (9)	—	Healthcare, Education and Childcare	—	—	204,985		2,049,849	3,839,997
JWC-WE Holdings, L.P. (Walker Edison Furniture Company LLC)	—	Home and Office Furnishings	—	—	1,906,433		1,906,433	1,906,433
Kadmon Holdings, Inc. (12)	—	Healthcare, Education and Childcare	—	—	252,014		2,265,639	524,189
LaMi Acquisition, LLC (9)	—	Distribution	—	—	19		493,280	686,222
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	495,249		495,249	623,125
SSC Dominion Holdings, LLC Class A (US Dominion, Inc.)	—	Electronics	—	—	1,500		1,500,000	1,500,000
SSC Dominion Holdings, LLC Class B (US Dominion, Inc.)	—	Electronics	—	—	1,500		—	552,896
U.S. Well Services, Inc.—Class A (11), (12)	—	Oil and Gas	—	—	81,383		813,830	528,990
USWS Holdings, LLC (9), (11)	—	Oil and Gas	—	—	1,188,368		11,883,680	6,372,623
WBB Equity, LLC (Whitney, Bradley & Brown, Inc.) (9)	—	Aerospace and Defense	—	—	628,571		628,571	1,269,714
Wheel Pros Holdings, L.P. (Winter Park Intermediate, Inc.)	—	Auto Sector			3,200,000		3,200,000	5,592,775
ZS Juniper L.P. (Juniper Landscaping of Florida, LLC) (9)	—	Personal, Food and Miscellaneous Services	—	—	856		855,515	839,016

Total Common Equity/Partnership Interests/Warrants							56,881,982	52,345,176

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							987,929,505	989,515,879

Investments in Non-Controlled, Affiliated Portfolio Companies—8.0% (1), (2)
Preferred Equity—1.5% (6)
ETX Energy, LLC (9)	—	Oil and Gas	—	—	23,269		2,326,900	9,307,600

Total Preferred Equity							2,326,900	9,307,600

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—6.5% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—	—	859,496	$30,503,493	$16,804,236
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—	—	37,181	10,265,973	16,571
ETX Energy, LLC (9)	—	Oil and Gas	—	—	1,658,389	29,711,576	21,768,908
ETX Energy Management Company, LLC	—	Oil and Gas	—	—	1,754,104	1,562,020	1,160,304

Total Common Equity/Partnership Interests/Warrants						72,043,062	39,750,019

Total Investments in Non-Controlled, Affiliated Portfolio Companies						74,369,962	49,057,619

Investments in Controlled, Affiliated Portfolio Companies—24.7% (1), (2)
First Lien Secured Debt—15.1%
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	6.65%	3M L+575	£28,000,000	39,051,600	35,660,604
RAM Energy LLC	07/01/2022	Energy and Utilities	8.00%	—	35,000,000	35,000,000	35,000,000
RAM Energy LLC (Revolver)	07/01/2022	Energy and Utilities	8.00%	—	15,000,000	15,000,000	15,000,000
Superior Digital Displays, LLC	12/31/2019	Media	3.00%	—	7,504,371	7,243,236	7,500,000
			(PIK 3.00%)

Total First Lien Secured Debt						96,294,836	93,160,604

Preferred Equity—1.4% (6)
MidOcean JF Holdings Corp.	—	Distribution	—	—	153,922	15,392,188	9,082,240
Superior Digital Displays Holdings, Inc.	—	Media	15.00%	—	1,416,392	46,254,586	—

Total Preferred Equity						61,646,774	9,082,240

Common Equity—8.2% (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132,497	7,307,469
MidOcean JF Holdings Corp.	—	Distribution	—	—	65,933	24,761,831	—
RAM Energy Holdings LLC	—	Energy and Utilities	—	—	84,747	76,264,739	43,330,000
Superior Digital Displays Holdings, Inc.	—	Media	—	—	11,100	2,211,000	—

Total Common Equity						103,370,067	50,637,469

Total Investments in Controlled, Affiliated Portfolio Companies						261,311,677	152,880,313

Total Investments—193.4%						1,323,611,144	1,191,453,811

Cash and Cash Equivalents—4.0%
BlackRock Federal FD Institutional 30						4,846,547	4,846,547
BNY Mellon Cash Reserve and Cash						19,811,323	19,807,342

Total Cash and Cash Equivalents						24,657,870	24,653,889

Total Investments and Cash Equivalents—197.4%						$1,348,269,014	$1,216,107,700

Liabilities in Excess of Other Assets—(97.4%)							(600,166,595)

Net Assets—100.0%							$615,941,105

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).
(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread includes payment-in-kind, or PIK, interest and other fee rates, if any.

(5)

Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(6)	Non-income producing securities.
(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(8)	Non-U.S. company or principal place of business outside the United States.
(9)	Investment is held through our Taxable Subsidiaries (See Note 1).
(10)	Par / shares amount is denominated in British Pounds (£) as denoted.
(11)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2018, qualifying assets represent 89% of the Company’s total assets and non-qualifying assets represent 11% of the Company’s total assets.

(12)	The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(13)	Share amount is 70,443,882,243.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—144.0% (1), (2)
First Lien Secured Debt—66.9%
Allied America, Inc.	08/08/2022	Business Services	9.39%	3M L+700	21,435,548	$21,116,138	$21,478,419
Allied America, Inc. (Revolver) (7)	08/08/2022	Business Services	—	—	2,000,000	—	—
Bazaarvoice, Inc.	02/01/2024	Printing and Publishing	10.24%	1M L+800	14,925,000	14,783,825	14,925,000
Bottom Line Systems, LLC	02/13/2023	Healthcare, Education and Childcare	9.74%	1M L+750	19,583,330	19,345,650	19,583,330
Broder Bros., Co.	12/02/2022	Consumer Products	10.33%	3M L+800	31,676,768	31,678,078	31,676,768
Cano Health, LLC	12/23/2021	Healthcare, Education and Childcare	10.61%	1M L+850	32,813,941	32,240,776	32,813,941
Cano Health, LLC (Revolver)	11/05/2018	Healthcare, Education and Childcare	10.68%	1M L+850	3,150,000	3,150,000	3,150,000
DermaRite Industries LLC	03/03/2022	Manufacturing / Basic Industries	9.24%	1M L+700	9,850,000	9,738,431	9,683,465
Deva Holdings, Inc.	10/31/2023	Consumer Products	7.74%	3M L+550	4,962,500	4,877,212	4,962,500
Deva Holdings, Inc. (7)	10/31/2022	Consumer Products	—	—	385,000	—	—
eCommission Financial Services, Inc. (11)	08/29/2022	Financial Services	9.74%	1M L+750	19,800,000	19,475,599	19,800,000
eCommission Financial Services, Inc. (7), (11)	08/29/2022	Financial Services	—	—	4,000,000	—	—
eCommission Financial Services, Inc. (Revolver) (7), (11)	08/29/2022	Financial Services	—	—	4,000,000	—	—
Hollander Sleep Products, LLC	06/09/2023	Consumer Products	10.39%	3M L+800	19,713,838	19,386,443	19,516,699
Impact Group, LLC	06/27/2023	Personal, Food and Miscellaneous Services	8.64%	1M L+625	22,457,923	22,225,155	22,345,634
Impact Group, LLC (7)	06/27/2023	Personal, Food and Miscellaneous Services	—	—	12,491,009	—	(62,455)
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	11.61%	1M L+950	14,350,500	14,140,360	14,350,500
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	11.24%	1M L+900	14,243,249	14,033,015	14,243,249
Ox Two, LLC	02/27/2023	Building Materials	8.49%	1M L+625	22,218,750	21,819,701	22,218,750
Ox Two, LLC (Revolver)	02/27/2023	Building Materials	12.50%	P+725	750,000	750,000	750,000
Ox Two, LLC (Revolver) (7)	02/27/2023	Building Materials	—	—	1,750,000	—	—
Questex, LLC	09/09/2024	Media	8.57%	3M L+625	22,500,000	22,054,120	22,050,000
Questex, LLC (Revolver)	09/09/2024	Media	8.57%	3M L+625	598,404	598,404	586,436
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	2,992,021	—	(59,840)
Research Horizons, LLC	06/28/2022	Media	8.36%	1M L+625	22,500,000	22,071,351	22,050,000
Research Horizons, LLC (7)	06/28/2022	Media	—	—	9,121,622	—	(182,432)
Research Horizons, LLC (Revolver)	06/28/2022	Media	8.36%	1M L+625	1,783,784	1,783,784	1,748,108
Research Horizons, LLC (Revolver) (7)	06/28/2022	Media	—	—	2,270,270	—	(45,405)
SFP Holding, Inc.	09/01/2022	Buildings and Real Estate	8.59%	3M L+625	20,925,313	20,642,473	20,925,313
SFP Holding, Inc. (7)	09/01/2022	Buildings and Real Estate	—	—	1,375,000	—	—
SFP Holding, Inc. (Revolver) (7)	09/01/2022	Buildings and Real Estate	—	—	2,500,000	—	—
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	15.49%	1M L+1,325	23,718,379	23,464,517	23,006,827
US Dominion, Inc.	07/15/2024	Electronics	9.14%	3M L+675	29,925,000	29,415,076	29,925,000
US Dominion, Inc. (Revolver) (7)	07/15/2024	Electronics	—	—	7,500,000	—	—
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	11.39%	1M L+900	8,476,563	8,476,563	8,052,732
Walker Edison Furniture Company LLC	09/26/2024	Home and Office Furnishings	8.88%	3M L+650	22,500,000	22,050,866	22,050,000
Whitney, Bradley & Brown, Inc.	10/18/2022	Aerospace and Defense	11.25%	1M L+900	19,305,000	18,977,907	19,305,000

Total First Lien Secured Debt						418,295,444	420,847,539

Second Lien Secured Debt—62.2%
Condor Borrower, LLC	04/25/2025	Business Services	11.09%	3M L+875	12,500,000	12,271,734	12,500,000
DecoPac, Inc.	03/31/2025	Beverage, Food and Tobacco	10.64%	3M L+825	23,024,259	22,607,675	23,024,259
Halo Buyer, Inc.	07/06/2026	Consumer Products	10.49%	1M L+825	45,000,000	44,338,109	44,325,000
Infogroup, Inc.	04/03/2024	Other Media	11.64%	3M L+925	20,400,000	20,056,087	20,400,000
Integrity Marketing Partners, LLC	01/02/2023	Banking, Finance, Insurance and Real Estate	11.17%	1M L+900	6,000,000	5,913,341	5,987,443
Intermediate Transportation 100, LLC (5)	03/01/2019	Cargo Transport	11.00%	—	481,052	447,988	481,052
			(PIK 11.00%)
MailSouth, Inc.	10/23/2024	Printing and Publishing	12.00%	3M L+925	48,425,000	47,496,549	47,456,500
MBS Holdings, Inc.	01/02/2024	Telecommunications	10.60%	1M L+850	15,000,000	14,710,035	14,700,000
Parq Holdings Limited Partnership (8), (11)	12/17/2021	Hotels, Motels, Inns and Gaming	14.39%	3M L+1,200	76,500,000	76,500,000	80,904,325
Pathway Partners Vet Management LLC	10/10/2025	Healthcare, Education and Childcare	10.24%	1M L+800	19,300,700	19,246,644	19,107,693
Pathway Partners Vet Management LLC (7)	10/10/2025	Healthcare, Education and Childcare	—	—	4,699,300	—	(46,993)
PT Network, LLC	04/12/2023	Healthcare, Education and Childcare	12.34%	3M L+1,000	41,666,667	40,959,198	41,250,000
Shift4 Payments, LLC	11/28/2025	Financial Services	10.84%	3M L+850	37,000,000	36,835,458	36,768,750
VT Topco, Inc.	08/24/2026	Business Services	9.34%	3M L+700	12,500,000	12,437,500	12,500,000
Winter Park Intermediate, Inc.	04/03/2026	Auto Sector	10.62%	1M L+850	32,000,000	31,380,959	31,680,000

Total Second Lien Secured Debt						385,201,277	391,038,029

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares		Cost	Fair Value (3)
Subordinated Debt/Corporate Notes—7.7%
Blackhawk Industrial Distribution, Inc.	03/17/2025	Distribution	12.00%	—	13,500,000		$13,230,411	$13,230,000
			(PIK 2.00%)
Cascade Environmental LLC	08/20/2021	Environmental Services	15.00%	—	35,792,396		35,386,702	34,897,586
			(PIK 13.00%)

							48,617,113	48,127,586

Preferred Equity/Partnership Interests—0.2% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%	—	211		500,000	396,898
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	36,450		546,750	565,339
Condor Holdings Limited (8), (11)	—	Business Services	—	—	556,000		64,277	64,277
Condor Top Holdco Limited (8), (11)	—	Business Services	—	—	556,000		491,723	491,723
HW Holdco, LLC	—	Other Media	8.00%	—	3,591		—	25,771

Total Preferred Equity/Partnership Interests							1,602,750	1,544,008

Common Equity/Partnership Interests/Warrants—7.0% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—	—	753		—	—
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—	—	933		586,975	1,651,653
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330		3,000,000	—
Cardinal Logistics Holdings LLC (Intermediate Transportation 100, LLC) (9)	—	Cargo Transport	—	—	—	(13)	5,411,024	2,776,777
Cascade Environmental LLC (9)	—	Environmental Services	—	—	33,901		2,852,080	1,186,539
CI (Allied) Investment Holdings, LLC (Allied America, Inc.) (9)	—	Business Services	—	—	84,000		840,004	957,866
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	333,333		5,000,000	5,000,000
CI (Summit) Investment Holdings LLC (SFP Holdings, Inc.)	—	Buildings and Real Estate	—	—	100,000		1,000,000	1,245,827
Cowboy Parent LLC (Blackhawk Industrial Distribution, Inc.)	—	Distribution	—	—	2,250,000		2,250,000	2,250,000
DecoPac Holdings Inc.	—	Beverage, Food and Tobacco	—	—	3,449		3,448,658	4,165,759
eCommission Holding Corporation (11)	—	Financial Services	—	—	80		800,000	1,049,378
Faraday Holdings, LLC	—	Building Materials	—	—	4,277		217,635	1,147,011
Green Veracity Holdings, LP—Class A (VT Topco, Inc.)	—	Business Services	—	—	15,000		1,500,000	1,500,000
HW Holdco, LLC	—	Other Media	—	—	388,378		—	2,787,265
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495		2,040,000	2,167,874
ITC Rumba, LLC (Cano Health, LLC) (9)	—	Healthcare, Education and Childcare	—	—	204,985		2,049,849	3,654,472
JWC-WE Holdings, L.P. (Walker Edison Furniture Company LLC)	—	Home and Office Furnishings	—	—	1,906,433		1,906,433	1,906,433
Kadmon Holdings, Inc. (12)	—	Healthcare, Education and Childcare	—	—	252,014		2,265,639	841,727
LaMi Acquisition, LLC (9)	—	Distribution	—	—	19		493,280	522,889
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	1,148,703		1,158,703	672,195
SSC Dominion Holdings, LLC Class A (US Dominion, Inc.)	—	Electronics	—	—	1,500		1,500,000	1,500,000
SSC Dominion Holdings, LLC Class B (US Dominion, Inc.)	—	Electronics	—	—	1,500		—	—
WBB Equity, LLC (Whitney, Bradley & Brown, Inc.) (9)	—	Aerospace and Defense	—	—	628,571		628,571	1,181,714
Wheel Pros Holdings, L.P. (Winter Park Intermediate, Inc.)	—	Auto Sector			3,200,000		3,200,000	4,513,118
ZS Juniper L.P. (Juniper Landscaping of Florida, LLC) (9)	—	Personal, Food and Miscellaneous Services	—	—	856		855,515	1,035,599

Total Common Equity/Partnership Interests/Warrants							43,004,366	43,714,096

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							896,720,950	905,271,258

Investments in Non-Controlled, Affiliated Portfolio Companies—12.4% (1), (2)
First Lien Secured Debt—1.9%
U.S. Well Services, LLC	02/02/2022	Oil and Gas	13.08%	1M L+1,100	10,160,537		10,098,625	10,160,537
			(PIK 13.08%)
U.S. Well Services, LLC (Revolver)	02/02/2022	Oil and Gas	8.08%	1M L+600	1,680,528		1,680,528	1,680,528
U.S. Well Services, LLC (Revolver) (7)	02/02/2022	Oil and Gas	—	—	511,893		—	—

Total First Lien Secured Debt							11,779,153	11,841,065

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—10.5% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—	—	859,496	$30,503,493	$18,137,081
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—	—	37,181	10,265,973	29,841
Big Run, Inc.	—	Environmental Services	—	—	143,668	674,943	397,025
ETX Energy, LLC (9)	—	Oil and Gas	—	—	1,658,389	29,711,576	33,040,294
ETX Energy Management Company, LLC	—	Oil and Gas	—	—	1,754,104	1,562,020	1,761,079
USWS Holdings, LLC—Class A and Class B (9)	—	Oil and Gas	—	—	8,190,817	7,023,750	12,871,946

Total Common Equity/Partnership Interests/Warrants						79,741,755	66,237,266

Total Investments in Non-Controlled, Affiliated Portfolio Companies						91,520,908	78,078,331

Investments in Controlled, Affiliated Portfolio Companies—23.6% (1), (2)
First Lien Secured Debt—15.7%
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	6.55%	3M L+575	£28,000,000	39,051,600	36,513,484
RAM Energy LLC	07/01/2022	Energy and Utilities	8.00%	—	35,000,000	35,000,000	35,000,000
RAM Energy LLC (Revolver)	07/01/2022	Energy and Utilities	8.00%	—	10,000,000	10,000,000	10,000,000
RAM Energy LLC (Revolver) (7)	07/01/2022	Energy and Utilities	—	—	5,000,000	—	—
Superior Digital Displays, LLC	12/31/2018	Media	7.84%	3M L+550	23,208,601	22,749,435	17,220,000
			(PIK 7.84%)

Total First Lien Secured Debt						106,801,035	98,733,484

Preferred Equity—1.9% (6)
MidOcean JF Holdings Corp.	—	Distribution	—	—	153,922	15,392,189	12,099,647
Superior Digital Displays Holdings, Inc.	—	Media	15.00%	—	873,289	30,011,026	—

Total Preferred Equity						45,403,215	12,099,647

Common Equity—6.0% (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132,497	3,987,794
MidOcean JF Holdings Corp.	—	Distribution	—	—	65,933	24,761,831	—
RAM Energy Holdings LLC	—	Energy and Utilities	—	—	84,747	76,264,739	33,914,960
Superior Digital Displays Holdings, Inc.	—	Media	—	—	11,100	2,211,000	—

Total Common Equity						103,370,067	37,902,754

Total Investments in Controlled, Affiliated Portfolio Companies						255,574,317	148,735,885

Total Investments—180.0%						1,243,816,175	1,132,085,474

Cash and Cash Equivalents—3.1%
BlackRock Federal FD Institutional 30						531,379	531,379
BNY Mellon Cash Reserve and Cash						19,012,246	18,974,775

Total Cash and Cash Equivalents						19,543,625	19,506,154

Total Investments and Cash Equivalents—183.1%						$1,263,359,800	$1,151,591,628

Liabilities in Excess of Other Assets—(83.1%)							(522,689,733)

Net Assets—100.0%							$628,901,895

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).
(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR “L” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread includes PIK interest and other fee rates, if any.

(5)

Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(6)	Non-income producing securities.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(8)	Non-U.S. company or principal place of business outside the United States.
(9)	Investment is held through our Taxable Subsidiaries (See Note 1).
(10)	Par / shares amount is denominated in British Pounds (£) as denoted.
(11)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2018, qualifying assets represent 88% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.

(12)	The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(13)	Share amount is 70,443,882,243.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

(Unaudited)

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. PennantPark Investment’s objective is to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of first lien secured debt, second lien secured debt and subordinated debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.”

We have entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. We have also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds under a separate administration agreement. See Note 3.

Our wholly owned subsidiaries, SBIC I and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC I and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment selection criteria used by PennantPark Investment.

We have formed and expect to continue to form certain taxable subsidiaries, including the Taxable Subsidiaries, which are subject to tax as corporations. These taxable subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while facilitating our ability to qualify as a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC Topic 946, Financial Services – Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Articles 6, 10 and 12 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of the Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)

The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)

Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects, as applicable, the change in the fair values of our portfolio investments, the Credit Facility and the 2019 Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and have qualified to be treated as a RIC for federal income tax purposes. In this regard, we account for income taxes using the asset and liability method prescribed by ASC Topic 740, Income Taxes, or ASC 740. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC, we do not anticipate incurring any material federal income taxes. However, we may choose to retain a portion of our calendar year income, which may result in the imposition of an excise tax. Additionally, certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended December 31, 2018 and 2017, we recorded a provision for taxes of $0.3 million ($0.1 million of excise tax and $0.2 million of U.S. federal and state income taxes related to the Taxable Subsidiaries) and zero, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

We recognize the effect of a tax position in our Consolidated Financial Statements in accordance with ASC 740 when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense or benefit. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of December 31, 2018, there were no tax accruals relating to uncertain tax positions and no amounts accrued for any related interest or penalties with respect to the periods presented herein. The Company’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include certain tax-qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC paragraph 946-810-45-3, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our SBIC Funds and our Taxable Subsidiaries in our Consolidated Financial Statements.

(g) Recent Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update, or ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC 820. The key provisions include new, eliminated and modified disclosure requirements. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early application is permitted. The Company is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In August 2018, the SEC issued the Final Rule Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule was effective on November 5, 2018. We but do not anticipate the impact of this final rule to have a material impact on our consolidated financial statements.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

Under the Investment Management Agreement, as amended and restated on February 5, 2019, we implemented the previously announced permanent reductions in base management and incentive fees, effective January 1, 2018. The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2019. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us, consisting of two components— a base management fee and an incentive fee or, collectively, Management Fees.

Effective January 1, 2018, the base management fee is calculated at an annual rate of 1.50% of our “average adjusted gross assets,” which equals our gross assets (exclusive of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

unfunded commitments, if any) and is payable quarterly in arrears. In addition, on November 13, 2018, in connection with our board of directors’ approval of the application of the modified asset coverage requirements to the Company, our board of directors also approved an amendment to the Investment Advisory Agreement reducing the Investment Advisor’s annual base management fee from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For periods prior to January 1, 2018, the base management fee was calculated at an annual rate of 2.00% of our “average adjusted gross assets.” From December 31, 2015 through December 31, 2017, the Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of base management fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2018 and 2017, the Investment Adviser earned a base management fee of $4.4 million and $4.8 million (after a waiver of $0.9 million), respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). Effective January 1, 2018, we pay the Investment Adviser an incentive fee with respect to our Pre- Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1212% in any calendar quarter (8.4848% annualized), and (3) 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1212% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For periods prior to January 1, 2018, we paid the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income did not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeded the hurdle rate but was less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeded 2.1875% in any calendar quarter. From December 31, 2015 through December 31, 2017, the

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of incentive fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the three months ended December 31, 2018 and 2017, the Investment Adviser earned $2.7 million and $2.7 million (after a waiver of $0.5 million), respectively, in incentive fees on net investment income from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and, effective January 1, 2018, equals 17.5% of our realized capital gains (20.0% for periods prior to January 1, 2018), if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For each of the three months ended December 31, 2018 and 2017, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 17.5% of such amount (20.0% for periods prior to January 1, 2018), less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For each of the three months ended December 31, 2018 and 2017, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under GAAP.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2019. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For both the three months ended December 31, 2018 and 2017, we reimbursed the Investment Adviser approximately $0.3 million, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

There were no transactions subject to Rule 17a-7 under the 1940 Act during both the three months ended December 31, 2018 and 2017.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

4. INVESTMENTS

Purchases of investments, including PIK interest, for the three months ended December 31, 2018 and 2017 totaled $196.4 million and $142.1 million, respectively. Sales and repayments of investments for the same periods totaled $125.8 million and $192.3 million, respectively.

Investments and cash and cash equivalents consisted of the following:

	December 31, 2018		September 30, 2018
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$580,205,266	$577,393,518	$536,875,632	$531,422,088
Second lien	395,646,750	403,170,805	385,201,277	391,038,029
Subordinated debt / corporate notes	49,887,593	48,123,067	48,617,113	48,127,586
Equity	297,871,535	162,766,421	273,122,153	161,497,771

Total investments	1,323,611,144	1,191,453,811	1,243,816,175	1,132,085,474

Cash and cash equivalents	24,657,870	24,653,889	19,543,625	19,506,154

Total investments and cash and cash equivalents	$1,348,269,014	$1,216,107,700	$1,263,359,800	$1,151,591,628

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	December 31, 2018	September 30, 2018
Healthcare, Education and Childcare	13%	15%
Consumer Products	10	10
Energy and Utilities	8	7
Hotels, Motels, Inns and Gaming	8	7
Building Materials	5	2
Electronics	5	3
Printing and Publishing	5	6
Business Services	4	4
Media	4	6
Personal, Food and Miscellaneous Services	4	3
Auto Sector	3	3
Beverage, Food and Tobacco	3	2
Environmental Services	3	3
Financial Services	3	5
Insurance	3	—
Manufacturing / Basic Industries	3	3
Oil and Gas	3	5
Aerospace and Defense	2	2
Buildings and Real Estate	2	2
Chemicals, Plastics and Rubber	2	1
Distribution	2	2
Home and Office Furnishings	2	2
Other Media	2	2
Other	1	5

Total	100%	100%

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Our 2019 Notes are classified as Level 2. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of first lien secured debt, second lien secured debt, subordinated debt and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments valued using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. During both the three months ended December 31, 2018 and 2017, our ability to observe valuation inputs resulted in no reclassifications.

In addition to using the above inputs in cash equivalents, investments, the 2019 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value of an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our investment portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment. Generally, an increase in a market yield will result in a decrease in the valuation of a debt investment, while a decrease in a market yield will have the opposite effect. Generally, an increase in an earnings before interest, taxes, depreciation and amortization, or EBITDA, multiple will result in an increase in the valuation of an investment, while a decrease in an EBITDA multiple will have the opposite effect.

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value at December 31, 2018	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$7,120,000	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	180,966,837	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	570,273,518	Market Comparable	Market Yield	7.5% – 17.6% (10.0%)
Second lien	222,203,968	Market Comparable	Market Yield	11.0% – 14.1% (13.1%)
Subordinated debt / corporate notes	48,123,067	Market Comparable	Market Yield	12.0% – 17.0% (15.6%)
Equity	161,713,242	Enterprise Market Value	EBITDA multiple	6.0x –13.0x (9.0x)

Total Level 3 investments	$1,190,400,632

Long-Term Credit Facility	$167,088,178	Market Comparable	Market Yield	5.6%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

Asset Category	Fair Value at September 30, 2018	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Second lien	$164,734,450	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	531,422,088	Market Comparable	Market Yield	7.4% – 17.5% (10.1%)
Second lien	226,303,579	Market Comparable	Market Yield	10.7% – 14.1% (13.3%)
Subordinated debt / corporate notes	48,127,586	Market Comparable	Market Yield	12.5% – 15.3% (14.5%)
Equity	160,656,044	Enterprise Market Value	EBITDA multiple	3.9x – 13.8x (8.2x)

Total Level 3 investments	$1,131,243,747

Long-Term Credit Facility	$77,645,830	Market Comparable	Market Yield	5.5%

Our investments, cash and cash equivalents, Credit Facility and the 2019 Notes were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at December 31, 2018
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,028,687,390	$—	$—	$1,028,687,390
Equity investments	162,766,421	1,053,179	—	161,713,242

Total investments	1,191,453,811	1,053,179	—	1,190,400,632
Cash and cash equivalents	24,653,889	24,653,889	—	—

Total investments and cash and cash equivalents	$1,216,107,700	$25,707,068	$—	$1,190,400,632

Long-Term Credit Facility	$167,088,178	$—	$—	$167,088,178
2019 Notes	249,430,000	—	249,430,000	—

Total debt	$416,518,178	$—	$249,430,000	$167,088,178

	Fair Value at September 30, 2018
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$970,587,703	$—	$—	$970,587,703
Equity investments	161,497,771	841,727	—	160,656,044

Total investments	1,132,085,474	841,727	—	1,131,243,747
Cash and cash equivalents	19,506,154	19,506,154	—	—

Total investments and cash and cash equivalents	$1,151,591,628	$20,347,881	$—	$1,131,243,747

Long-Term Credit Facility	$77,645,830	$—	$—	$77,645,830
2019 Notes	251,322,500	—	251,322,500	—

Total debt	$328,968,330	$—	$251,322,500	$77,645,830

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Three Months Ended December 31, 2018
Description	Debt investments	Equity investments	Totals
Beginning Balance	$970,587,703	$160,656,044	$1,131,243,747
Net realized gains	805,044	7,672,845	8,477,889
Net unrealized appreciation (depreciation)	3,054,099	(22,878,354)	(19,824,255)
Purchases, PIK interest, net discount accretion and non-cash exchanges	175,080,250	21,214,018	196,294,268
Sales, repayments and non-cash exchanges	(120,839,706)	(4,951,311)	(125,791,017)
Transfers in/out of Level 3	—	—	—

Ending Balance	$1,028,687,390	$161,713,242	$1,190,400,632

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized depreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$3,476,349	$(14,245,662)	$(10,769,313)

	Three Months Ended December 31, 2017
Description	Debt investments	Equity investments	Totals
Beginning Balance	$986,328,498	$166,268,568	$1,152,597,066
Net realized gains	1,961,209	1,810,786	3,771,995
Net unrealized depreciation	(3,759,168)	(2,980,993)	(6,740,161)
Purchases, PIK interest, net discount accretion and non-cash exchanges	133,670,716	8,708,434	142,379,150
Sales, repayments and non-cash exchanges	(190,492,232)	(1,810,786)	(192,303,018)
Transfers in/out of Level 3	—	—	—

Ending Balance	$927,709,023	$171,996,009	$1,099,705,032

Net change in unrealized depreciation reported within the net change in unrealized (depreciation) appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(1,441,348)	$(2,980,993)	$(4,422,341)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

The table below shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Three Months Ended December 31,
Long-Term Credit Facility	2018	2017
Beginning Balance (cost – $80,520,000 and $79,392,900, respectively)	$77,645,830	$76,037,341
Net change in unrealized (depreciation) appreciation included in earnings	(4,173,652)	540,734
Borrowings (1)	217,000,000	35,000,000
Repayments (1)	(123,384,000)	(35,000,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost – $174,136,000 and $79,392,900, respectively)	$167,088,178	$76,578,075
Temporary draws outstanding, at cost	—	—

Ending Balance (cost – $174,136,000 and $79,392,900, respectively)	$167,088,178	$76,578,075

(1)	Excludes temporary draws.

As of December 31, 2018, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value on foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£29,000,000	$40,136,000	$36,934,197	March 15, 2019	$(3,201,803)

As of September 30, 2018, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value on foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£30,000,000	$41,520,000	$39,121,590	December 14, 2018	$(2,398,410)

The carrying value of our consolidated financial liabilities approximates fair value. We have adopted the principles under ASC Subtopic ASC 825-10, Financial Instruments, or ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and the 2019 Notes. We elected to use the fair value option for the Credit Facility and the 2019 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. During both the three months ended December 31, 2018 and 2017 we did not incur any expenses relating to amendment costs on the Credit Facility. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility and the 2019 Notes are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

liabilities, including the SBA debentures. For the three months ended December 31, 2018 and 2017, our Credit Facility and the 2019 Notes had a net change in unrealized depreciation of $6.1 million and $1.1 million, respectively. As of December 31, 2018 and September 30, 2018, the net unrealized depreciation on our Credit Facility and the 2019 Notes totaled $7.6 million and $1.6 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility and the 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value our investments.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the three months ended December 31, 2018 were as follows:

Name of Investment	Fair Value at September 30, 2018 (1)	Purchases of / Advances to Affiliates (1), (2)	Sale of / Distributions from Affiliates (1)	Income Accrued	Net Change in Appreciation / (Depreciation)	Fair Value at December 31, 2018 (1)	Net Realized Gains (Losses)
Controlled Affiliates
AKW Holdings Limited	$40,501,278	$—	$—	$580,572	$2,466,795	$42,968,073	$—
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	12,099,647	—	—	—	(3,017,406)	9,082,240	—
RAM Energy LLC	78,914,960	5,000,000	—	1,010,000	9,415,040	93,330,000	—
Superior Digital Displays Holdings, Inc.	17,220,000	16,707,877	(16,168,548)	203,031	(10,457,361)	7,500,000	—
Non-Controlled Affiliates
Affinion Group Holdings, Inc.	18,166,922	—	—	—	(1,346,115)	16,820,807	—
Big Run, Inc.	397,025	—	(447,844)	—	277,918	—	(227,099)
ETX Energy, LLC	34,801,373	2,326,900	—	—	(4,891,461)	32,236,812	—
U.S. Well Services, LLC (3)	24,713,011	225,253	(11,252,488)	213,730	(5,910,108)	—	4,859,930

Total Controlled and Non-Controlled Affiliates	$226,814,216	$24,260,030	$(27,868,880)	$2,007,333	$(13,462,698)	$201,937,932	$4,632,831

(1)	Excluding delayed draw investments.
(2)	Includes PIK.
(3)	Ceased to be an affiliate during the three months ended December 31, 2018.

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Three Months Ended December 31,
	2018	2017
Numerator for net increase in net assets resulting from operations	$6,778,189	$12,295,397
Denominator for basic and diluted weighted average shares	68,908,920	71,060,836
Basic and diluted net increase in net assets per share resulting from operations	$0.10	$0.18

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

8. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of December 31, 2018 and September 30, 2018, cash and cash equivalents consisted of money market funds in the amounts of $24.7 million and $19.5 million at fair value, respectively.

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Three Months Ended December 31,
	2018	2017
Per Share Data:
Net asset value, beginning of period	$9.11	$9.10
Net investment income (1)	0.18	0.20
Net change in realized and unrealized loss (1)	(0.08)	(0.02)

Net increase in net assets resulting from operations (1)	0.10	0.18
Distributions to stockholders (1), (2)	(0.18)	(0.18)
Repurchase of common stock (1)	0.02	—

Net asset value, end of period	$9.05	$9.10

Per share market value, end of period	$6.37	$6.91

Total return* (3)	(12.39)%	(5.62)%
Shares outstanding at end of period	68,027,537	71,060,836

Ratios**/ Supplemental Data:
Ratio of operating expenses to average net assets (4), (5), (6)	5.43%	5.32%
Ratio of interest and expenses on debt to average net assets	4.00%	3.61%

Ratio of total expenses to average net assets (5), (6)	9.43%	8.93%
Ratio of net investment income to average net assets (6)	8.01%	8.73%
Net assets at end of period	$615,941,105	$646,312,918

Weighted average debt outstanding (7)	$532,965,659	$541,820,206

Weighted average debt per share (1), (7)	$7.73	$7.62
Asset coverage per unit (8)	$2,479	$2,955
Portfolio turnover ratio	44.50%	48.71%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes debt related costs.
(5)

For the three months ended December 31, 2017, the ratio of operating expenses to average net assets before the waiver of certain Management Fees to average net assets was 6.20% and the ratio of total expenses before the waiver of certain Management Fees to average net assets was 9.81%.

(6)	Does not annualize non-recurring provision for taxes.
(7)	Includes SBA debentures outstanding.
(8)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBA debentures from our asset coverage per unit computation pursuant to exemptive relief received from the SEC in June 2011.

10. DEBT

The annualized weighted average cost of debt for the three months ended December 31, 2018 and 2017, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, amortized upfront fees on SBA debentures and debt issuance costs, was 4.71% and 4.32%, respectively. As of December 31, 2018, in accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with a 200% asset coverage ratio requirement after such borrowing, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

On February 5, 2019, our stockholders approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the Small Business Credit Availability Act, or SBCAA) as approved by our board of directors on November 13, 2018. As a result, the asset coverage requirements applicable to us for senior securities have been reduced from 200% to 150%, subject to compliance with certain disclosure requirements. As of December 31, 2018 and September 30, 2018, our asset coverage ratio, as computed in accordance with the 1940 Act, was 248% and 291%, respectively.

Credit Facility

As of December 31, 2018, we had a $445 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of December 31, 2018 and September 30, 2018, we had $174.1 million and $80.5 million (including a $2.0 million temporary draw), respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate of 4.39% and 3.79%, respectively, exclusive of the fee on undrawn commitments of 0.375%, as of December 31, 2018 and September 30, 2018. The Credit Facility is a five-year revolving facility with a stated maturity date of May 25, 2022, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

SBA Debentures

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC I with $75.0 million of equity capital and it had zero SBA debentures outstanding as of December 31, 2018. We have funded SBIC II with $75.0 million of equity capital and it had SBA debentures outstanding of $150 million as of December 31, 2018. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $175.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

As of December 31, 2018 and September 30, 2018, our SBIC Funds had $150.0 million and $300.0 million in debt commitments, respectively, of which $150.0 million and $180.0 million was drawn, respectively. As of December 31, 2018 and September 30, 2018, the unamortized fees on the SBA debentures was $4.2 million and $4.6 million, respectively. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures were as follows:

Issuance Dates	Maturity	Fixed All-in Coupon Rate (1)	As of December 31, 2018 Principal Balance
March 23, 2016	March 1, 2026	2.86%	$22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000
March 21, 2018	March 1, 2028	3.53	71,000,000

Weighted Average Rate / Total		3.11%	$150,000,000

Issuance Dates	Maturity	Fixed All-in Coupon Rate (1)	As of September 30, 2018 Principal Balance
September 21, 2011	September 1, 2021	3.35%	$30,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000
March 21, 2018	March 1, 2028	3.53	71,000,000

Weighted Average Rate / Total		3.15%	$180,000,000

(1)	Excluding 3.43% of upfront fees.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of December 31, 2018, our SBIC Funds were in compliance with their regulatory requirements.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

2019 Notes

As of December 31, 2018 and September 30, 2018, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. The 2019 Notes may be repurchased from time to time in open market purchases and privately-negotiated transactions.

On November 13, 2018, our board of directors authorized the Company to redeem $250.0 million outstanding aggregate principal amount of its 2019 Notes. Upon the delivery of a notice of redemption, the 2019 Notes will be prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as a make-whole premium.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt and equity investments, if any, are disclosed in the Consolidated Schedules of Investments. Under these arrangements, we may be required to supply a letter of credit to a third party if the portfolio company were to request a letter of credit. As of December 31, 2018 and September 30, 2018, we had $41.0 million and $60.6 million, respectively, in commitments to fund investments. For the same periods, there were no letters of credit issued.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

We must determine which, if any, of our unconsolidated controlled portfolio companies is a “significant subsidiary” within the meaning of Regulation S-X. Superior Digital Displays, LLC became a controlled affiliated investment as of December 31, 2013. We have determined that, as of December 31, 2018, Superior Digital Displays, LLC triggered at least one of the significance tests by 20%. As a result and in accordance with Rule 4-08(g) of Regulation S-K, presented below is summarized unaudited financial information for Superior Digital Displays, LLC as of December 31, 2018 and September 30, 2018 as well as for the three months ended December 31, 2018 and 2017.

Balance Sheet (1)	December 31, 2018 (2)	September 30, 2018
Current assets	$739.5	$1,033.7
Noncurrent assets	5,923.5	6,663.1
Current liabilities	1,599.0	1,206.7
Noncurrent liabilities	7,225.0	23,065.9

	Three Months Ended December 31,
Income Statement (1)	2018 (2)	2017 (2)
Total revenue	$367.7	$413.1
Total expenses	2,255.3	2,992.1
Net loss	(1,887.6)	(2,579.0)

(1)	All amounts are in thousands.
(2)	Unaudited.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2018

(Unaudited)

13. STOCK REPURCHASE PROGRAM

On May 9, 2018, we announced a share repurchase program which allows us to repurchase up to $30 million of our outstanding common stock in the open market at prices below our net asset value as reported in our then most recently published consolidated financial statements. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. Unless extended by our board of directors, the program, which may be implemented at the discretion of management, will expire on the earlier of May 9, 2019 and the repurchase of $30 million of common stock. For the three months ended December 31, 2018 and 2017 we repurchased 1.0 million and zero shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $7.5 million and zero, respectively.

14. SUBSEQUENT EVENTS

On February 5, 2019, our stockholders approved the adoption of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA) as approved by our board of directors on November 13, 2018. As a result, the minimum asset coverage requirements applicable to us for senior securities has been reduced from 200% to 150%, subject to compliance with certain disclosure requirements. In connection with this reduction, our annual base management fee has also been reduced from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end.

On January 31, 2019, the Company announced the redemption of $250.0 million outstanding aggregate principal amount of its 2019 Notes due October 1, 2019. The 2019 Notes will be prepaid at 100% of the principal amount, plus accrued and unpaid interest through the payment date of March 4, 2019, as well as a make-whole premium.

Management’s Report on Internal Control Over Financial Reporting

The management of PennantPark Investment Corporation (except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark Investment” refer to PennantPark Investment Corporation and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of September 30, 2018. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

PennantPark Investment’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of PennantPark Investment, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of PennantPark Investment’s internal control over financial reporting as of September 30, 2018. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 Internal Control—Integrated Framework. Based on the assessment management believes that, as of September 30, 2018, our internal control over financial reporting is effective based on those criteria.

PennantPark Investment’s independent registered public accounting firm has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2018. This report appears on page F-36.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

PennantPark Investment Corporation and its Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of PennantPark Investment Corporation and its Subsidiaries (collectively referred to as the “Company”) as of September 30, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, and the related notes to the consolidated financial statements of the Company (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 2018, in conformity with accounting principles generally accepted in the United States of America, and in our opinion, the related financial statements schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), PennantPark Investment Corporation and its Subsidiaries’ internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated November 15, 2018, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2013.

New York, New York

November 15, 2018

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

PennantPark Investment Corporation and its Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited PennantPark Investment Corporation and its Subsidiaries’ (collectively referred to as the “Company”) internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities, including the consolidated schedules of investments as of September 30, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements) of the Company and our report dated November 15, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

New York, New York

November 15, 2018

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2018	September 30, 2017
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$896,720,950 and $824,106,322, respectively)	$905,271,258	$849,351,548
Non-controlled, affiliated investments (cost—$91,520,908 and $185,799,943, respectively)	78,078,331	189,674,977
Controlled, affiliated investments (cost—$255,574,317 and $200,120,407, respectively)	148,735,885	114,550,983

Total of investments (cost—$1,243,816,175 and $1,210,026,672, respectively)	1,132,085,474	1,153,577,508
Cash and cash equivalents (cost—$19,543,625 and $38,182,373, respectively)	19,506,154	38,202,068
Interest receivable	7,606,964	5,906,976
Prepaid expenses and other assets	920,235	4,509,289

Total assets	1,160,118,827	1,202,195,841

Liabilities
Distributions payable	12,429,712	12,790,950
Payable for investments purchased	—	1,014,000
Credit Facility payable (cost—$80,520,000 and $79,392,900, respectively) (See Notes 5 and 11)	77,645,830	76,037,341
2019 Notes payable (par—$250,000,000) (See Notes 5 and 11)	251,322,500	255,665,000
SBA debentures payable, net (par—$180,000,000 and $199,000,000, respectively) (See Notes 5 and 11)	175,373,229	194,364,653
Base management fee payable, net (See Note 3)	4,086,831	4,845,237
Performance-based incentive fee payable, net (See Note 3)	2,964,265	2,270,008
Interest payable on debt	6,576,393	6,876,756
Accrued other expenses	818,172	1,523,425

Total liabilities	531,216,932	555,387,370

Commitments and contingencies (See Note 12)
Net assets
Common stock, 69,053,958 and 71,060,836 shares issued and outstanding, respectively. Par value $0.001 per share and 100,000,000 shares authorized	69,054	71,061
Paid-in capital in excess of par value	803,729,220	818,737,784
Undistributed net investment income	6,003,360	3,333,195
Accumulated net realized loss on investments	(70,687,629)	(116,598,355)
Net unrealized depreciation on investments	(111,763,780)	(56,425,773)
Net unrealized depreciation (appreciation) on debt	1,551,670	(2,309,441)

Total net assets	$628,901,895	$646,808,471

Total liabilities and net assets	$1,160,118,827	$1,202,195,841

Net asset value per share	$9.11	$9.10

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2018	2017	2016
Investment income:
From non-controlled, non-affiliated investments:
Interest	$83,255,593	$84,685,961	$103,659,182
Payment in kind	5,645,535	3,819,996	848,834
Other income	6,981,507	7,079,034	10,945,240
From non-controlled, affiliated investments:
Interest	3,013,976	10,339,444	12,374,621
Payment in kind	2,031,589	5,475,491	680,746
Other income	—	1,609,935	80,521
From controlled, affiliated investments:
Interest	4,499,350	734,163	731,381
Payment in kind	2,850,498	10,790,300	12,750,302
Other income	—	—	—

Total investment income	108,278,048	124,534,324	142,070,827

Expenses:
Base management fee (See Note 3)	17,468,376	24,218,029	24,852,898
Performance-based incentive fee (See Note 3)	11,492,928	11,077,956	16,018,790
Interest and expenses on debt (See Note 11)	22,818,492	26,642,113	27,601,242
Administrative services expenses (See Note 3)	2,086,500	3,576,000	3,566,667
Other general and administrative expenses	2,504,853	2,662,640	3,605,923

Expenses before Management Fees waiver, provision for taxes and Credit Facility amendment costs	56,371,149	68,176,738	75,645,520

Management Fees waiver (See Note 3)	(1,427,253)	(5,647,358)	(6,539,475)
Provision for taxes	—	1,700,000	2,350,000
Credit Facility amendment costs (See Notes 5 and 11)	—	3,866,633	—

Net expenses	54,943,896	68,096,013	71,456,045

Net investment income	53,334,152	56,438,311	70,614,782

Realized and unrealized (loss) gain on investments and debt:
Net realized gain (loss) on investments on:
Non-controlled, non-affiliated investments	34,813,876	2,567,041	(76,780,707)
Non-controlled and controlled, affiliated investments	11,042,330	(33,594,078)	(3,750,000)

Net realized gain (loss) on investments	45,856,206	(31,027,037)	(80,530,707)

Net change in unrealized (depreciation) appreciation on:
Non-controlled, non-affiliated investments	(16,751,386)	16,950,900	48,052,466
Non-controlled and controlled, affiliated investments	(38,586,621)	26,904,281	(23,126,408)
Debt depreciation (appreciation) (See Notes 5 and 11)	3,861,111	(7,554,954)	3,726,573

Net change in unrealized (depreciation) appreciation on investments and debt	(51,476,896)	36,300,227	28,652,631

Net realized and unrealized (loss) gain from investments and debt	(5,620,690)	5,273,190	(51,878,076)

Net increase in net assets resulting from operations	$47,713,462	$61,711,501	$18,736,706

Net increase in net assets resulting from operations per common share (See Note 7)	$0.68	$0.87	$0.26

Net investment income per common share	$0.75	$0.79	$0.99

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2018	2017	2016
Net increase in net assets resulting from operations:
Net investment income	$53,334,152	$56,438,311	$70,614,782
Net realized gain (loss) on investments	45,856,206	(31,027,037)	(80,530,707)
Net change in unrealized (depreciation) appreciation on investments	(55,338,007)	43,855,181	24,926,058
Net change in unrealized depreciation (appreciation) on debt	3,861,111	(7,554,954)	3,726,573

Net increase in net assets resulting from operations	47,713,462	61,711,501	18,736,706

Distributions to stockholders:
Distribution of net investment income	(50,609,467)	(58,269,886)	(58,068,894)
Distribution of realized gains	—	—	(21,711,007)

Total distributions to stockholders	(50,609,467)	(58,269,886)	(79,779,901)

Capital transactions:
Repurchase of common stock	(15,010,571)	—	(12,180,491)

Net (decrease) increase in net assets	(17,906,576)	3,441,615	(73,223,686)

Net assets:
Beginning of year	646,808,471	643,366,856	716,590,542

End of year	$628,901,895	$646,808,471	$643,366,856

Undistributed net investment income, at end of year	$6,003,360	$3,333,195	$3,119,380

Capital share activity:
Shares of common stock repurchased	(2,006,878)	—	(1,905,207)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2018	2017	2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$47,713,462	$61,711,501	$18,736,706
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in net unrealized depreciation (appreciation) on investments	55,338,007	(43,855,181)	(24,926,058)
Net change in unrealized (depreciation) appreciation on debt	(3,861,111)	7,554,954	(3,726,573)
Net realized (gain) loss on investments	(45,856,206)	31,027,037	80,530,707
Net accretion of discount and amortization of premium	(2,285,720)	(2,514,784)	(5,251,804)
Purchases of investments	(604,740,676)	(508,261,736)	(330,552,035)
Payment-in-kind income	(11,404,966)	(21,200,913)	(15,123,817)
Proceeds from dispositions of investments	630,502,386	543,975,791	439,738,846
Amortization of deferred financing costs	1,730,326	1,133,994	626,452
(Increase) decrease in interest receivable	(1,699,988)	1,125,882	557,339
Decrease (increase) in prepaid expenses and other assets	3,589,054	(1,894,057)	6,175,712
(Decrease) increase in payable for investments purchased	(1,014,000)	1,014,000	(3,591,177)
Decrease in interest payable on debt	(300,363)	(643,357)	(118,401)
Decrease in base management fee payable, net	(758,406)	(229,593)	(1,527,199)
Increase (decrease) in performance-based incentive fee payable, net	694,257	(595,436)	(2,142,348)
(Decrease) increase in accrued other expenses	(705,253)	900,545	(1,699,487)

Net cash provided by operating activities	66,940,803	69,248,647	157,706,863

Cash flows from financing activities:
Repurchase of common stock	(15,010,571)	—	(12,180,491)
Distributions paid to stockholders	(50,970,704)	(65,375,968)	(80,313,359)
Borrowings under SBA debentures	71,000,000	31,500,000	47,500,000
Repayments under SBA debentures	(90,000,000)	(30,000,000)	—
Repayments under 2025 Notes	—	(71,250,000)	—
Capitalized borrowing costs	(1,721,750)	(1,513,875)	(1,151,875)
Borrowings under Credit Facility	235,520,000	363,760,000	413,664,923
Repayments under Credit Facility	(234,392,900)	(334,706,800)	(500,189,523)

Net cash used in financing activities	(85,575,925)	(107,586,643)	(132,670,325)

Net (decrease) increase in cash and cash equivalents	(18,635,122)	(38,337,996)	25,036,538
Effect of exchange rate changes on cash	(60,792)	931,951	952,319
Cash and cash equivalents, beginning of year	38,202,068	75,608,113	49,619,256

Cash and cash equivalents, end of year	$19,506,154	$38,202,068	$75,608,113

Supplemental disclosure of cash flow information:
Interest paid	$21,388,530	$26,151,475	$27,093,191

Taxes paid	$327,253	$1,267,064	$2,549,392

Non-cash exchanges and conversions	$31,942,605	$93,152,647	$62,949,729

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—144.0% (1), (2)
First Lien Secured Debt—66.9%
Allied America, Inc.	08/08/2022	Business Services	9.39%	3M L+700	21,435,548	$21,116,138	$21,478,419
Allied America, Inc. (Revolver) (7)	08/08/2022	Business Services	—	—	2,000,000	—	—
Bazaarvoice, Inc.	02/01/2024	Printing and Publishing	10.24%	1M L+800	14,925,000	14,783,825	14,925,000
Bottom Line Systems, LLC	02/13/2023	Healthcare, Education and Childcare	9.74%	1M L+750	19,583,330	19,345,650	19,583,330
Broder Bros., Co.	12/02/2022	Consumer Products	10.33%	3M L+800	31,676,768	31,678,078	31,676,768
Cano Health, LLC	12/23/2021	Healthcare, Education and Childcare	10.61%	1M L+850	32,813,941	32,240,776	32,813,941
Cano Health, LLC (Revolver)	11/05/2018	Healthcare, Education and Childcare	10.68%	1M L+850	3,150,000	3,150,000	3,150,000
DermaRite Industries LLC	03/03/2022	Manufacturing / Basic Industries	9.24%	1M L+700	9,850,000	9,738,431	9,683,465
Deva Holdings, Inc.	10/31/2023	Consumer Products	7.74%	3M L+550	4,962,500	4,877,212	4,962,500
Deva Holdings, Inc. (7)	10/31/2022	Consumer Products	—	—	385,000	—	—
eCommission Financial Services, Inc. (11)	08/29/2022	Financial Services	9.74%	1M L+750	19,800,000	19,475,599	19,800,000
eCommission Financial Services, Inc. (7), (11)	08/29/2022	Financial Services	—	—	4,000,000	—	—
eCommission Financial Services, Inc. (Revolver) (7), (11)	08/29/2022	Financial Services	—	—	4,000,000	—	—
Hollander Sleep Products, LLC	06/09/2023	Consumer Products	10.39%	3M L+800	19,713,838	19,386,443	19,516,699
Impact Group, LLC	06/27/2023	Personal, Food and Miscellaneous Services	8.64%	1M L+625	22,457,923	22,225,155	22,345,634
Impact Group, LLC (7)	06/27/2023	Personal, Food and Miscellaneous Services	—	—	12,491,009	—	(62,455)
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	11.61%	1M L+950	14,350,500	14,140,360	14,350,500
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	11.24%	1M L+900	14,243,249	14,033,015	14,243,249
Ox Two, LLC	02/27/2023	Building Materials	8.49%	1M L+625	22,218,750	21,819,701	22,218,750
Ox Two, LLC (Revolver)	02/27/2023	Building Materials	12.50%	P+725	750,000	750,000	750,000
Ox Two, LLC (Revolver) (7)	02/27/2023	Building Materials	—	—	1,750,000	—	—
Questex, LLC	09/09/2024	Media	8.57%	3M L+625	22,500,000	22,054,120	22,050,000
Questex, LLC (Revolver)	09/09/2024	Media	8.57%	3M L+625	598,404	598,404	586,436
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	2,992,021	—	(59,840)
Research Horizons, LLC	06/28/2022	Media	8.36%	1M L+625	22,500,000	22,071,351	22,050,000
Research Horizons, LLC (7)	06/28/2022	Media	—	—	9,121,622	—	(182,432)
Research Horizons, LLC (Revolver)	06/28/2022	Media	8.36%	1M L+625	1,783,784	1,783,784	1,748,108
Research Horizons, LLC (Revolver) (7)	06/28/2022	Media	—	—	2,270,270	—	(45,405)
SFP Holding, Inc.	09/01/2022	Buildings and Real Estate	8.59%	3M L+625	20,925,313	20,642,473	20,925,313
SFP Holding, Inc. (7)	09/01/2022	Buildings and Real Estate	—	—	1,375,000	—	—
SFP Holding, Inc. (Revolver) (7)	09/01/2022	Buildings and Real Estate	—	—	2,500,000	—	—
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	15.49%	1M L+1,325	23,718,379	23,464,517	23,006,827
US Dominion, Inc.	07/15/2024	Electronics	9.14%	3M L+675	29,925,000	29,415,076	29,925,000
US Dominion, Inc. (Revolver) (7)	07/15/2024	Electronics	—	—	7,500,000	—	—
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	11.39%	1M L+900	8,476,563	8,476,563	8,052,732
Walker Edison Furniture Company LLC	09/26/2024	Home and Office Furnishings	8.88%	3M L+650	22,500,000	22,050,866	22,050,000
Whitney, Bradley & Brown, Inc.	10/18/2022	Aerospace and Defense	11.25%	1M L+900	19,305,000	18,977,907	19,305,000

Total First Lien Secured Debt						418,295,444	420,847,539

Second Lien Secured Debt—62.2%
Condor Borrower, LLC	04/25/2025	Business Services	11.09%	3M L+875	12,500,000	12,271,734	12,500,000
DecoPac, Inc.	03/31/2025	Beverage, Food and Tobacco	10.64%	3M L+825	23,024,259	22,607,675	23,024,259
Halo Buyer, Inc.	07/06/2026	Consumer Products	10.49%	1M L+825	45,000,000	44,338,109	44,325,000
Infogroup, Inc.	04/03/2024	Other Media	11.64%	3M L+925	20,400,000	20,056,087	20,400,000
Integrity Marketing Partners, LLC	01/02/2023	Banking, Finance, Insurance and Real Estate	11.17%	1M L+900	6,000,000	5,913,341	5,987,443
Intermediate Transportation 100, LLC (5)	03/01/2019	Cargo Transport	11.00%	—	481,052	447,988	481,052
			(PIK 11.00%)
MailSouth, Inc.	10/23/2024	Printing and Publishing	12.00%	3M L+925	48,425,000	47,496,549	47,456,500
MBS Holdings, Inc.	01/02/2024	Telecommunications	10.60%	1M L+850	15,000,000	14,710,035	14,700,000
Parq Holdings Limited Partnership (8), (11)	12/17/2021	Hotels, Motels, Inns and Gaming	14.39%	3M L+1,200	76,500,000	76,500,000	80,904,325
Pathway Partners Vet Management LLC	10/10/2025	Healthcare, Education and Childcare	10.24%	1M L+800	19,300,700	19,246,644	19,107,693
Pathway Partners Vet Management LLC (7)	10/10/2025	Healthcare, Education and Childcare	—	—	4,699,300	—	(46,993)
PT Network, LLC	04/12/2023	Healthcare, Education and Childcare	12.34%	3M L+1,000	41,666,667	40,959,198	41,250,000
Shift4 Payments, LLC	11/28/2025	Financial Services	10.84%	3M L+850	37,000,000	36,835,458	36,768,750
VT Topco, Inc.	08/24/2026	Business Services	9.34%	3M L+700	12,500,000	12,437,500	12,500,000
Winter Park Intermediate, Inc.	04/03/2026	Auto Sector	10.62%	1M L+850	32,000,000	31,380,959	31,680,000

Total Second Lien Secured Debt						385,201,277	391,038,029

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares		Cost	Fair Value (3)
Subordinated Debt/Corporate Notes—7.7%
Blackhawk Industrial Distribution, Inc.	03/17/2025	Distribution	12.00%	—	13,500,000		$13,230,411	$13,230,000
			(PIK 2.00%)
Cascade Environmental LLC	08/20/2021	Environmental Services	15.00%	—	35,792,396		35,386,702	34,897,586
			(PIK 13.00%)

							48,617,113	48,127,586

Preferred Equity/Partnership Interests—0.2% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%	—	211		500,000	396,898
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	36,450		546,750	565,339
Condor Holdings Limited (8), (11)	—	Business Services	—	—	556,000		64,277	64,277
Condor Top Holdco Limited (8), (11)	—	Business Services	—	—	556,000		491,723	491,723
HW Holdco, LLC	—	Other Media	8.00%	—	3,591		—	25,771

Total Preferred Equity/Partnership Interests							1,602,750	1,544,008

Common Equity/Partnership Interests/Warrants—7.0% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—	—	753		—	—
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—	—	933		586,975	1,651,653
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330		3,000,000	—
Cardinal Logistics Holdings LLC (Intermediate Transportation 100, LLC) (9)	—	Cargo Transport	—	—	—	(13)	5,411,024	2,776,777
Cascade Environmental LLC (9)	—	Environmental Services	—	—	33,901		2,852,080	1,186,539
CI (Allied) Investment Holdings, LLC (Allied America, Inc.) (9)	—	Business Services	—	—	84,000		840,004	957,866
CI (PTN) Investment Holdings II, LLC (PT Network, LLC) (9)	—	Healthcare, Education and Childcare	—	—	333,333		5,000,000	5,000,000
CI (Summit) Investment Holdings LLC (SFP Holdings, Inc.)	—	Buildings and Real Estate	—	—	100,000		1,000,000	1,245,827
Cowboy Parent LLC (Blackhawk Industrial Distribution, Inc.)	—	Distribution	—	—	2,250,000		2,250,000	2,250,000
DecoPac Holdings Inc.	—	Beverage, Food and Tobacco	—	—	3,449		3,448,658	4,165,759
eCommission Holding Corporation (11)	—	Financial Services	—	—	80		800,000	1,049,378
Faraday Holdings, LLC	—	Building Materials	—	—	4,277		217,635	1,147,011
Green Veracity Holdings, LP—Class A (VT Topco, Inc.)	—	Business Services	—	—	15,000		1,500,000	1,500,000
HW Holdco, LLC	—	Other Media	—	—	388,378		—	2,787,265
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495		2,040,000	2,167,874
ITC Rumba, LLC (Cano Health, LLC) (9)	—	Healthcare, Education and Childcare	—	—	204,985		2,049,849	3,654,472
JWC-WE Holdings, L.P. (Walker Edison Furniture Company LLC)	—	Home and Office Furnishings	—	—	1,906,433		1,906,433	1,906,433
Kadmon Holdings, Inc. (12)	—	Healthcare, Education and Childcare	—	—	252,014		2,265,639	841,727
LaMi Acquisition, LLC (9)	—	Distribution	—	—	19		493,280	522,889
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	1,148,703		1,158,703	672,195
SSC Dominion Holdings, LLC Class A (US Dominion, Inc.)	—	Electronics	—	—	1,500		1,500,000	1,500,000
SSC Dominion Holdings, LLC Class B (US Dominion, Inc.)	—	Electronics	—	—	1,500		—	—
WBB Equity, LLC (Whitney, Bradley & Brown, Inc.) (9)		Aerospace and Defense	—	—	628,571		628,571	1,181,714
Wheel Pros Holdings, L.P. (Winter Park Intermediate, Inc.)		Auto Sector			3,200,000		3,200,000	4,513,118
ZS Juniper L.P. (Juniper Landscaping of Florida, LLC) (9)	—	Personal, Food and Miscellaneous Services	—	—	856		855,515	1,035,599

Total Common Equity/Partnership Interests/Warrants							43,004,366	43,714,096

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							896,720,950	905,271,258

Investments in Non-Controlled, Affiliated Portfolio Companies—12.4% (1), (2)
First Lien Secured Debt—1.9%
U.S. Well Services, LLC	02/02/2022	Oil and Gas	13.08%	1M L+1,100	10,160,537		10,098,625	10,160,537
			(PIK 13.08%)
U.S. Well Services, LLC (Revolver)	02/02/2022	Oil and Gas	8.08%	1M L+600	1,680,528		1,680,528	1,680,528
U.S. Well Services, LLC (Revolver) (7)	02/02/2022	Oil and Gas	—	—	511,893		—	—

Total First Lien Secured Debt							11,779,153	11,841,065

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—10.5% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—	—	859,496	$30,503,493	$18,137,081
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—	—	37,181	10,265,973	29,841
Big Run, Inc.	—	Environmental Services	—	—	143,668	674,943	397,025
ETX Energy, LLC (9)	—	Oil and Gas	—	—	1,658,389	29,711,576	33,040,294
ETX Energy Management Company, LLC	—	Oil and Gas	—	—	1,754,104	1,562,020	1,761,079
USWS Holdings, LLC—Class A and Class B (9)	—	Oil and Gas	—	—	8,190,817	7,023,750	12,871,946

Total Common Equity/Partnership Interests/Warrants						79,741,755	66,237,266

Total Investments in Non-Controlled, Affiliated Portfolio Companies						91,520,908	78,078,331

Investments in Controlled, Affiliated Portfolio Companies—23.6% (1), (2)
First Lien Secured Debt—15.7%
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	6.55%	3M L+575	£28,000,000	39,051,600	36,513,484
RAM Energy LLC	07/01/2022	Energy and Utilities	8.00%	—	35,000,000	35,000,000	35,000,000
RAM Energy LLC (Revolver)	07/01/2022	Energy and Utilities	8.00%	—	10,000,000	10,000,000	10,000,000
RAM Energy LLC (Revolver) (7)	07/01/2022	Energy and Utilities	—	—	5,000,000	—	—
Superior Digital Displays, LLC	12/31/2018	Media	7.84%	3M L+550	23,208,601	22,749,435	17,220,000
			(PIK 7.84%)

Total First Lien Secured Debt						106,801,035	98,733,484

Preferred Equity—1.9% (6)
MidOcean JF Holdings Corp.	—	Distribution	—	—	153,922	15,392,189	12,099,647
Superior Digital Displays Holdings, Inc.	—	Media	15.00%	—	873,289	30,011,026	—

Total Preferred Equity						45,403,215	12,099,647

Common Equity—6.0% (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	950	132,497	3,987,794
MidOcean JF Holdings Corp.	—	Distribution	—	—	65,933	24,761,831	—
RAM Energy Holdings LLC	—	Energy and Utilities	—	—	84,747	76,264,739	33,914,960
Superior Digital Displays Holdings, Inc.	—	Media	—	—	11,100	2,211,000	—

Total Common Equity						103,370,067	37,902,754

Total Investments in Controlled, Affiliated Portfolio Companies						255,574,317	148,735,885

Total Investments—180.0%						1,243,816,175	1,132,085,474

Cash and Cash Equivalents—3.1%
BlackRock Federal FD Institutional 30						531,379	531,379
BNY Mellon Cash Reserve and Cash						19,012,246	18,974,775

Total Cash and Cash Equivalents						19,543,625	19,506,154

Total Investments and Cash Equivalents—183.1%						$1,263,359,800	$1,151,591,628

Liabilities in Excess of Other Assets—(83.1%)							(522,689,733)

Net Assets—100.0%							$628,901,895

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).
(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(5)

Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(6)	Non-income producing securities.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2018

(7)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(8)	Non-U.S. company or principal place of business outside the United States.
(9)	Investment is held through our Taxable Subsidiaries (See Note 1).
(10)	Par / Shares amount is denominated in British Pounds (£) or in Euros (€) as denoted.
(11)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2018, qualifying assets represent 88% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.

(12)	The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(13)	Share amount is 70,443,882,243.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)		Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—131.3% (1), (2)
First Lien Secured Debt—52.8%
ACC of Tamarac, LLC	06/20/2022	Telecommunications	10.82%	L+950		7,481,250	$7,362,571	$7,331,625
Allied America, Inc.	08/08/2022	Business Services	8.32%	L+700		19,950,000	19,557,525	19,551,000
Allied America, Inc. (Revolver) (8)	08/08/2022	Business Services	—	—		2,000,000	—	—
Bottom Line Systems, LLC	02/13/2023	Healthcare, Education and Childcare	8.83%	L+750		19,850,000	19,573,919	19,773,923
Broder Bros., Co., Tranche A	06/03/2021	Consumer Products	7.08%	L+575		8,398,102	8,279,029	8,398,102
Broder Bros., Co., Tranche B	06/03/2021	Consumer Products	13.58%	L+1,225		8,723,735	8,593,867	8,723,735
Cano Health, LLC	12/23/2021	Healthcare, Education and Childcare	9.74%	L+850		23,538,688	22,997,008	23,538,687
Cano Health, LLC (Revolver)	09/21/2018	Healthcare, Education and Childcare	9.74%	L+850		540,000	540,000	540,000
Cano Health, LLC (Revolver) (8)	09/21/2018	Healthcare, Education and Childcare	—	—		360,000	—	—
DermaRite Industries LLC	03/03/2022	Manufacturing / Basic Industries	8.24%	L+700		9,950,000	9,814,043	9,938,114
eCommission Financial Services, Inc. (12)	08/29/2022	Financial Services	8.74%	L+750		20,000,000	19,605,736	19,600,000
eCommission Financial Services, Inc. (8), (12)	08/29/2022	Financial Services	—	—		4,000,000	—	(80,000)
eCommission Financial Services, Inc. (Revolver) (8), (12)	08/29/2022	Financial Services	—	—		4,000,000	—	(80,000)
Hollander Sleep Products, LLC	06/09/2023	Consumer Products	9.30%	L+800		22,443,750	22,010,693	22,219,312
Home Town Cable TV, LLC	06/20/2022	Telecommunications	10.82%	L+950		10,000,000	9,806,795	9,800,000
Interior Specialists, Inc.	06/30/2020	Building Materials	9.25%	L+800		24,470,390	24,323,542	24,470,390
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	10.74%	L+950		14,083,875	13,836,409	14,083,875
K2 Pure Solutions NoCal, L.P.	02/19/2021	Chemicals, Plastics and Rubber	10.24%	L+900		14,522,529	14,290,133	14,111,098
One Sixty Over Ninety, LLC	03/03/2022	Media	10.52%	L+918		16,250,000	15,953,520	16,250,000
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%	—		14,250,000	14,184,265	14,820,000
SFP Holding, Inc.	09/01/2022	Buildings and Real Estate	7.57%	L+625		17,500,000	17,155,691	17,150,000
SFP Holding, Inc. (8)	09/01/2022	Buildings and Real Estate	—	—		5,000,000	—	(100,000)
SFP Holding, Inc. (Revolver) (8)	09/01/2022	Buildings and Real Estate	—	—		2,500,000	—	—
Sunborn Oy, Sunborn Saga Oy (9), (11), (12)	06/28/2019	Hotels, Motels, Inns and Gaming	11.50%	L+1,050		€30,150,294	31,228,529	35,821,926
			(PIK 3.50%)
Triad Manufacturing, Inc.	12/28/2020	Manufacturing / Basic Industries	12.49%	L+1,125		24,797,823	24,446,831	24,673,834
Trust Inns Limited (9), (11), (12)	02/12/2020	Buildings and Real Estate	10.83%	L+1,050	(7)	£16,890,936	27,246,877	22,817,525
US Med Acquisition, Inc.	08/13/2021	Healthcare, Education and Childcare	10.33%	L+900		8,564,063	8,564,063	8,135,859

Total First Lien Secured Debt							339,371,046	341,489,005

Second Lien Secured Debt—60.3%
Acre Operating Company, LLC	12/12/2023	Electronics	10.74%	L+950		38,800,000	38,164,636	39,576,000
Balboa Capital Corporation (12)	03/04/2022	Financial Services	13.75%	—		28,500,000	28,288,480	28,500,000
DecoPac, Inc.	03/31/2025	Beverage, Food and Tobacco	9.58%	L+825		35,500,000	34,790,399	34,790,000
Howard Berger Co. LLC	09/30/2020	Distribution	11.34%	L+1,000		42,937,500	41,491,290	41,220,000
			(PIK 5.18%)
Infogroup, Inc.	04/03/2024	Other Media	10.58%	L+925		20,400,000	20,011,940	19,992,000
Intermediate Transportation 100, LLC (5)	03/01/2019	Cargo Transport	11.00%	—		432,203	334,401	432,203
			(PIK 11.00%)
Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)	10/11/2024	Financial Services	10.74%	L+950		33,900,000	33,633,877	33,900,000
MailSouth, Inc.	10/22/2021	Printing and Publishing	11.80%	L+1,050		26,425,000	26,004,601	26,689,250
Parq Holdings Limited Partnership (9), (12)	12/17/2021	Hotels, Motels, Inns and Gaming	13.24%	L+1,200		76,500,000	76,500,000	83,295,634
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	10.25%	L+900		62,750,000	62,291,419	62,985,313
Veritext Corp.	01/30/2023	Business Services	10.33%	L+900		18,834,375	18,351,647	18,646,031

Total Second Lien Secured Debt							379,862,690	390,026,431

Subordinated Debt/Corporate Notes—10.6%
Cascade Environmental LLC	08/20/2021	Environmental Services	12.00%	—		32,675,553	32,158,389	31,940,353
Credit Infonet, Inc.	10/26/2020	Personal, Food and Miscellaneous Services	13.00%	—		11,151,903	10,939,903	11,151,903
			(PIK 0.75%)
Goldsun Trading Limited (9), (11), (12)	02/19/2018	Healthcare, Education and Childcare	20.50%	L+1,600		£9,112,485	13,280,807	12,225,783
			(PIK 12.00%)
Sonny’s Enterprises, LLC	06/01/2023	Manufacturing / Basic Industries	11.00%	—		13,300,000	13,055,456	13,300,000

Total Subordinated Debt/Corporate Notes							69,434,555	68,618,039

Preferred Equity/Partnership Interests—0.9% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%	—		211	500,000	327,380
Alegeus Technologies Holdings Corp.	—	Financial Services	—	—		949	949,050	1,144,391

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2017

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares		Cost	Fair Value (3)
Convergint Technologies Holdings, LLC	—	Electronics	8.00%	—	2,375		$2,088,121	$2,552,034
HW Holdco, LLC	—	Other Media	8.00%	—	3,591		—	24,971
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	9.00%	—	1,197		1,197,000	1,537,236

Total Preferred Equity/Partnership Interests							4,734,171	5,586,012

Common Equity/Partnership Interests/Warrants—6.7% (6)
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—	—	753		—	—
Alegeus Technologies Holdings Corp.	—	Financial Services	—	—	1		950	1,146
ASP LCG Holdings, Inc. (Warrants)	05/05/2026	Education	—	—	933		586,975	1,752,663
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330		3,000,000	—
Cardinal Logistics Holdings LLC (10) (Intermediate Transportation 100, LLC)	—	Cargo Transport	—	—	—	(14)	5,411,024	3,688,211
Cascade Environmental LLC (10)	—	Environmental Services	—	—	24,382		2,518,909	2,438,193
CI (Galls) Prime Investment Holdings, LLC (10)	—	Distribution	—	—	1,745,639		1,745,639	3,928,695
CI (Summit) Investment Holdings LLC	—	Buildings and Real Estate	—	—	100,000		1,000,000	1,000,000
Convergint Technologies Holdings, LLC	—	Electronics	—	—	2,375		—	4,612,054
DecoPac Holdings Inc.	—	Beverage, Food and Tobacco	—	—	3,449		3,448,658	3,448,658
eCommission Holding Corporation (12)	—	Financial Services	—	—	80,000		800,000	800,000
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Building Materials	—	—	4,277		217,635	767,569
HW Holdco, LLC	—	Other Media	—	—	388,378		—	2,700,680
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495		2,040,000	1,934,243
ITC Rumba, LLC (Cano Health, LLC) (10)	—	Healthcare, Education and Childcare	—	—	204,985		2,049,849	2,197,752
Kadmon Holdings, Inc. (13)	—	Healthcare, Education and Childcare	—	—	252,014		2,265,639	844,247
LaMi Acquisition, LLC (10)	—	Distribution	—	—	19		493,280	803,665
Lariat ecoserv Co-Invest Holdings, LLC (10)	—	Environmental Services	—	—	1,000,000		1,000,000	—
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—	—	3,000		3,000,000	9,786,996
Patriot National, Inc. (13)	—	Insurance	—	—	100,885		238,038	136,195
Roto Holdings, Inc.	—	Manufacturing / Basic Industries	—	—	1,330		133,000	2,036,830
ZS Juniper L.P. (Juniper Landscaping of Florida, LLC) (10)	—	Personal, Food and Miscellaneous Services	—	—	754		754,264	754,264

Total Common Equity/Partnership Interests/Warrants							30,703,860	43,632,061

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							824,106,322	849,351,548

Investments in Non-Controlled, Affiliated Portfolio Companies—29.3% (1), (2)
First Lien Secured Debt—9.8%
American Gilsonite Company	12/31/2021	Diversified Natural Resources,	15.00%	—	3,257,511		3,168,502	3,583,262
		Precious Metals and Minerals	(PIK 5.00%)
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.99%	L+975	22,593,352		22,280,645	22,480,385
Corfin Industries LLC (Revolver) (8)	11/25/2020	Aerospace and Defense	—	—	1,942,623		—	—
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%	L+1,050	21,202,411		21,136,798	21,202,411
TRAK Acquisition Corp. (Revolver)	04/30/2018	Business Services	12.00%	L+1,050	5,000,000		5,000,000	5,000,000
U.S. Well Services, LLC	02/02/2022	Oil and Gas	12.24%	L+1,100	9,644,284		9,566,510	9,644,284
			(PIK 12.24%)
U.S. Well Services, LLC (Revolver)	02/02/2022	Oil and Gas	7.24%	L+600	1,478,151		1,478,151	1,478,151
U.S. Well Services, LLC (Revolver) (8)	02/02/2022	Oil and Gas	—	—	714,270		—	—

Total First Lien Secured Debt							62,630,606	63,388,493

Second Lien Secured Debt—1.5%
EnviroSolutions Real Property Holdings, Inc. - Tranche A	12/23/2019	Environmental Services	9.34%	L+800	4,856,640		4,834,021	4,856,640
EnviroSolutions Real Property Holdings, Inc. - Tranche B	08/03/2020	Environmental Services	9.34% (PIK 9.34%)	L+800	4,661,312		4,639,603	4,661,312

Total Second Lien Secured Debt							9,473,624	9,517,952

Subordinated Debt/Corporate Notes—8.0%
American Gilsonite Company (5)	12/31/2021	Diversified Natural Resources,	17.00%	—	9,727,948		9,727,948	10,603,464
		Precious Metals and Minerals	(PIK 17.00%)
ETX Energy, LLC, Convertible Note (5)	05/03/2021	Oil and Gas	12.50%	—	28,611,214		37,434,384	41,486,260
			(PIK 12.50%)

Total Subordinated Debt/Corporate Notes							47,162,332	52,089,724

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2017

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Common Equity/Partnership Interests/Warrants—10.0% (6)
Affinion Group Holdings, Inc.	—	Consumer Products	—	—	859,496	$30,503,493	$19,648,795
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Products	—	—	37,181	10,265,972	55,344
American Gilsonite Company	—	Diversified Natural Resources, Precious Metals and Minerals	—	—	25,400	5,465,627	8,620,806
Corfin InvestCo, L.P.	—	Aerospace and Defense	—	—	11,250	1,125,000	1,609,091
Corfin InvestCo, L.P. (8)	—	Aerospace and Defense	—	—	11,250	—	—
EnviroSolutions Holdings, Inc.	—	Environmental Services	—	—	143,668	11,960,702	15,718,184
ETX Energy, LLC (10)	—	Oil and Gas	—	—	113,610	—	2,797,423
ETX Energy Management Company, LLC (10)	—	Oil and Gas	—	—	119,603	—	147,249
TRAK Acquisition Corp.	—	Business Services	—	—	491,755	188,837	5,972,967
USWS Holdings, LLC—Class A and Class B	—	Oil and Gas	—	—	8,190,817	7,023,750	10,108,949

Total Common Equity/Partnership Interests/Warrants						66,533,381	64,678,808

Total Investments in Non-Controlled, Affiliated Portfolio Companies						185,799,943	189,674,977

Investments in Controlled, Affiliated Portfolio Companies—17.8% (1), (2)
First Lien Secured Debt—9.5%
RAM Energy Holdings LLC	07/01/2022	Energy and Utilities	8.00%	—	35,000,000	35,000,000	35,000,000
			(PIK 4.00%)
Superior Digital Displays, LLC	12/31/2018	Media	10.30%	L+900	29,386,130	28,233,485	26,198,854
			(PIK 10.30%)

Total First Lien Secured Debt						63,233,485	61,198,854

Preferred Equity—2.5% (6)
MidOcean JF Holdings Corp.	—	Distribution	—	—	143,183	14,318,325	16,117,208
Superior Digital Displays Holdings, Inc.	—	Media	15.00%	—	516,204	19,331,027	—

Total Preferred Equity						33,649,352	16,117,208

Common Equity—5.8% (6)
MidOcean JF Holdings Corp.	—	Distribution	—	—	65,933	24,761,831	828,349
RAM Energy Holdings LLC	—	Energy and Utilities	—	—	84,747	76,264,739	36,406,572
Superior Digital Displays Holdings, Inc.	—	Media	—	—	11,100	2,211,000	—

Total Common Equity						103,237,570	37,234,921

Total Investments in Controlled, Affiliated Portfolio Companies						200,120,407	114,550,983

Total Investments—178.4%						1,210,026,672	1,153,577,508

Cash and Cash Equivalents—5.9%
BlackRock Federal FD Institutional 30						20,490,740	20,490,740
BNY Mellon Cash Reserve and Cash						17,691,633	17,711,328

Total Cash and Cash Equivalents						38,182,373	38,202,068

Total Investments and Cash Equivalents—184.3%						$1,248,209,045	$1,191,779,576

Liabilities in Excess of Other Assets—(84.3%)							(544,971,105)

Net Assets—100.0%							$646,808,471

(1)

The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.

(2)

The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).

(3)	Valued based on our accounting policy (See Note 2).
(4)

Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.

(5)

Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(6)	Non-income producing securities.
(7)	Coupon is not subject to a LIBOR or Prime rate floor.
(8)

Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

(9)	Non-U.S. company or principal place of business outside the United States.
(10)	Investment is held through our Taxable Subsidiaries (See Note 1).

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2017

(11)	Par denominated in British Pounds (£) or in Euros (€) as denoted.
(12)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, qualifying assets represent 83% of the Company’s total assets and non-qualifying assets represent 17% of the Company’s total assets.

(13)	The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (see Note 5).
(14)	Share amount is 70,443,882,243.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. PennantPark Investment’s objective is to generate both current income and capital appreciation while seeking to preserve capital through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of first lien secured debt, second lien secured debt and subordinated debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.”

We have entered into the Investment Management Agreement with the Investment Adviser, an external adviser that manages our day-to-day operations. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. We have also entered into the Administration Agreement with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds under a separate administration agreement. See Note 3.

Our wholly owned subsidiaries, SBIC I and SBIC II, were organized as Delaware limited partnerships in 2010 and 2012, respectively. SBIC I and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment selection criteria used by PennantPark Investment.

We have formed and expect to continue to form certain taxable subsidiaries, including the Taxable Subsidiaries, which are subject to tax as corporations. These taxable subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while facilitating our ability to qualify as a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC Topic 946, Financial Services – Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Articles 6, 10 and 12 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of the Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)

The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)

Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects, as applicable, the change in the fair values of our portfolio investments, our Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and have qualified to be treated as a RIC for federal income tax purposes. In this regard, we account for income taxes using the asset and liability method prescribed by ASC Topic 740, Income Taxes, or ASC 740. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC, we do not anticipate incurring any material federal income taxes. However, we may choose to retain a portion of our calendar year income, which may result in the imposition of an excise tax. Additionally, certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended September 30, 2018, 2017 and 2016, we recorded a provision for taxes of zero, $1.7 million ($0.5 million of excise tax and $1.2 million of U.S. federal and state income taxes related to Taxable Subsidiaries) and $2.4 million ($0.9 million of excise tax and $1.5 million of U.S. federal and state income taxes related to Taxable Subsidiaries), respectively.

We recognize the effect of a tax position in our Consolidated Financial Statements in accordance with ASC 740 when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense or benefit. Penalties or interest, if applicable, that may be assessed

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

relating to income taxes would be classified as other operating expenses in the financial statements. As of September 30, 2018, there were no tax accruals relating to uncertain tax positions and no amounts accrued for any related interest or penalties with respect to the periods presented herein. The Company’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include certain tax-qualified dividends and/or return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair value of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC paragraph 946-810-45-3, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our SBIC Funds and our Taxable Subsidiaries in our Consolidated Financial Statements.

(g) Recent Accounting Pronouncements

In May 2014, the FASB issued guidance to establish a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions, and geographies. An amended guidance defers the effective date of the new guidance to interim reporting periods within annual reporting periods beginning after December 15, 2017. Public business entities are permitted to apply this guidance early, but not before the original effective date (i.e., interim periods within annual periods beginning after December 15, 2016). The Company has evaluated this guidance and determined it will not have a material impact on its financial statements.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

Under the Investment Management Agreement, as amended and restated on February 6, 2018, we implemented the previously announced permanent reductions in base management and incentive fees, effective January 1, 2018. The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2018. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee or, collectively, Management Fees.

Effective January 1, 2018, the base management fee is calculated at an annual rate of 1.50% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For periods prior to January 1, 2018, the base management fee was calculated at an annual rate of 2.00% of our “average adjusted gross assets.” From December 31, 2015 through December 31, 2017, the Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of base management fees, correlated to our 16% energy exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser earned base management fees of $16.5 million (after a waiver of $0.9 million), $20.3 million (after a waiver of $3.9 million) and $20.9 million (after a waiver of $4.0 million), respectively, from us.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). Effective January 1, 2018, we pay the Investment Adviser an incentive fee with respect to our Pre- Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1212% in any calendar quarter (8.4848% annualized), and (3) 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1212% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For periods prior to January 1, 2018, we paid the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income did not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeded the hurdle rate but was less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeded 2.1875% in any calendar quarter. From December 31, 2015 through December 31, 2017, the Investment Adviser voluntarily agreed, in consultation with the board of directors, to irrevocably waive 16% of incentive fees, correlated to our 16% energy cost exposure (oil & gas and energy & utilities industries) at cost as of December 31, 2015. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser earned $11.0 million (after a waiver of $0.5 million), $9.3 million (after a waiver of $1.8 million) and $13.5 million (after a waiver of $2.5 million), respectively, in incentive fees on net investment income from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and, effective January 1, 2018, equals 17.5% of our realized capital gains (20.0% for periods prior to January 1, 2018), if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 17.5% of such amount (20.0% for periods prior to January 1, 2018), less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the years ended September 30, 2018, 2017 and 2016, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under GAAP.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2018. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, significant managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the years ended September 30, 2018, 2017 and 2016, we reimbursed the Investment Adviser approximately $2.0 million, $2.5 million and $3.7 million, respectively, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

There were no transactions in accordance with Rule 17a-7 of the 1940 Act during the years ended September 30, 2018 and 2016. For the year ended September 30, 2017, the Company purchased $5.0 million from and sold $45.6 million in total investments to affiliated funds managed by our Investment Adviser in accordance with, and pursuant to procedures adopted under, Rule 17a-7 of the 1940 Act. Realized gains on those sales amounted to $1.1 million.

4. INVESTMENTS

Purchases of investments, including PIK interest, for the years ended September 30, 2018, 2017 and 2016 totaled $616.1 million, $529.5 million and $345.7 million, respectively. Sales and repayments of investments for the same periods totaled $630.5 million, $544.0 million and $439.7 million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

Investments and cash and cash equivalents consisted of the following:

	September 30, 2018		September 30, 2017
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$536,875,632	$531,422,088	$465,235,137	$466,076,352
Second lien	385,201,277	391,038,029	389,336,314	399,544,383
Subordinated debt / corporate notes	48,617,113	48,127,586	116,596,887	120,707,763
Equity	273,122,153	161,497,771	238,858,334	167,249,010

Total investments	1,243,816,175	1,132,085,474	1,210,026,672	1,153,577,508

Cash and cash equivalents	19,543,625	19,506,154	38,182,373	38,202,068

Total investments and cash and cash equivalents	$1,263,359,800	$1,151,591,628	$1,248,209,045	$1,191,779,576

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries as of:

Industry Classification	September 30, 2018	September 30, 2017
Healthcare, Education and Childcare	15%	6%
Consumer Products	10	5
Energy and Utilities	7	6
Hotels, Motels, Inns and Gaming	7	10
Media	6	4
Printing and Publishing	6	2
Financial Services	5	7
Oil and Gas	5	6
Business Services	4	6
Auto Sector	3	—
Electronics	3	4
Environmental Services	3	5
Manufacturing / Basic Industries	3	4
Personal, Food and Miscellaneous Services	3	9
Aerospace and Defense	2	2
Beverage, Food and Tobacco	2	3
Building Materials	2	2
Buildings and Real Estate	2	4
Distribution	2	5
Home and Office Furnishings	2	—
Other Media	2	2
Telecommunications	1	1
Diversified Natural Resources, Precious Metal and Minerals	—	2
Other	5	5

Total	100%	100%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Our 2019 Notes are classified as Level 2. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of first lien secured debt, second lien secured debt, subordinated debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments valued using unobservable inputs are included in Level 3 of the fair value hierarchy.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Our ability to observe valuation inputs resulted in no reclassifications during the years ended September 30, 2018 and 2017. During the year ended September 30, 2016, there was one reclassification from Level 2 to 1, one reclassification from Level 3 to 1 and one reclassification from Level 3 to 2.

In addition to using the above inputs in cash equivalents, investments, the 2019 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, have no corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value on an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our investment portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment. Generally, an increase in a market yield will result in a decrease in the valuation of a debt investment, while a decrease in a market yield will have the opposite effect. Generally, an increase in an EBITDA multiple will result in an increase in the valuation of an investment, while a decrease in an EBITDA multiple will have the opposite effect.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair value at September 30, 2018	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Second lien	$164,734,450	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	531,422,088	Market Comparable	Market Yield	7.4% – 17.5% (10.1%)
Second lien	226,303,579	Market Comparable	Market Yield	10.7% – 14.1% (13.3%)
Subordinated debt / corporate notes	48,127,586	Market Comparable	Market Yield	12.5% – 15.3% (14.5%)
Equity	160,656,044	Enterprise Market Value	EBITDA multiple	3.9x – 13.8x (8.2x)

Total Level 3 investments	$1,131,243,747

Long-Term Credit Facility	$77,645,830	Market Comparable	Market Yield	5.5%

Asset Category	Fair value at September 30, 2017	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$14,820,000	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	96,885,313	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	451,256,352	Market Comparable	Market Yield	8.1% – 14.0% (11.0%)
Second lien	302,659,070	Market Comparable	Market Yield	9.6% – 14.6% (12.2%)
Subordinated debt / corporate notes	120,707,763	Market Comparable	Market Yield	11.6% – 20.5% (14.3%)
Equity	166,268,568	Enterprise Market Value	EBITDA multiple	4.8x – 15.8x (8.2x)

Total Level 3 investments	$1,152,597,066

Long-Term Credit Facility	$76,037,341	Market Comparable	Market Yield	4.3%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

Our investments, cash and cash equivalents, Credit Facility and the 2019 Notes were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at September 30, 2018
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$970,587,703	$—	$—	$970,587,703
Equity investments	161,497,771	841,727	—	160,656,044

Total investments	1,132,085,474	841,727	—	1,131,243,747

Cash and cash equivalents	19,506,154	19,506,154	—	—

Total investments and cash and cash equivalents	$1,151,591,628	$20,347,881	$—	$1,131,243,747

Long-Term Credit Facility	$77,645,830	$—	$—	$77,645,830
2019 Notes	251,322,500	—	251,322,500	—

Total debt	$328,968,330	$—	$251,322,500	$77,645,830

	Fair Value at September 30, 2017
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$986,328,498	$—	$—	$986,328,498
Equity investments	167,249,010	980,442	—	166,268,568

Total investments	1,153,577,508	980,442	—	1,152,597,066

Cash and cash equivalents	38,202,068	38,202,068	—	—

Total investments and cash and cash equivalents	$1,191,779,576	$39,182,510	$—	$1,152,597,066

Long-Term Credit Facility	$76,037,341	$—	$—	$76,037,341
2019 Notes	255,665,000	—	255,665,000	—

Total debt	$331,702,341	$—	$255,665,000	$76,037,341

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Year Ended September 30, 2018
Description	Debt investments	Equity investments	Totals
Beginning Balance	$986,328,498	$166,268,568	$1,152,597,066
Net realized gains	2,847,904	43,250,660	46,098,564
Net unrealized depreciation	(15,266,479)	(40,114,380)	(55,380,859)
Purchases, PIK interest, net discount accretion and non-cash exchanges	556,756,457	61,674,905	618,431,362
Sales, repayments and non-cash exchanges	(560,078,677)	(70,423,709)	(630,502,386)
Transfers in/out of Level 3	—	—	—

Ending Balance	$970,587,703	$160,656,044	$1,131,243,747

Net change in unrealized depreciation reported within the net change in unrealized (depreciation) appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(5,468,175)	$(10,447,877)	$(15,916,052)

	Year Ended September 30, 2017
Description	Debt investments	Equity investments	Totals
Beginning Balance	$1,000,146,681	$125,633,017	$1,125,779,698
Net realized losses	(43,066,781)	(10,910,451)	(53,977,232)
Net unrealized appreciation (depreciation)	75,097,153	(6,862,504)	68,234,649
Purchases, PIK interest, net discount accretion and non-cash exchanges	509,394,726	93,811,871	603,206,597
Sales, repayments and non-cash exchanges	(555,243,281)	(35,403,365)	(590,646,646)
Transfers in/out of Level 3	—	—	—

Ending Balance	$986,328,498	$166,268,568	$1,152,597,066

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized (depreciation) appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$40,461,680	$(29,825,294)	$10,636,386

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

The table below shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Years Ended September 30,
Long-Term Credit Facility	2018	2017
Beginning Balance (cost – $79,392,900 and $50,339,700, respectively)	$76,037,341	$39,551,187
Net change in unrealized appreciation included in earnings	481,389	7,432,954
Borrowings (1)	161,520,000	237,760,000
Repayments (1)	(162,392,900)	(208,706,800)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost – $80,520,000 and $79,392,900, respectively)	$75,645,830	$76,037,341
Temporary draws outstanding, at cost	2,000,000	—

Ending Balance (cost – $80,520,000 and $79,392,900, respectively)	$77,645,830	$76,037,341

(1)	Excludes temporary draws.

As of September 30, 2018, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value on foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£30,000,000	$41,520,000	$39,121,590	December 14, 2018	$(2,398,410)

As of September 30, 2017, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value on foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed	Borrowing Cost	Current Value	Reset Date	Change in Fair Value
British Pound	£27,000,000	$44,032,900	$36,224,604	October 4, 2017	$(7,808,296)
Euro	€34,000,000	35,360,000	40,194,834	October 4, 2017	4,834,834

		$79,392,900	$76,419,438		$(2,973,462)

The carrying value of our consolidated financial liabilities approximates fair value. We have adopted the principles under ASC Subtopic 825-10, Financial Instruments, or ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes. We elected to use the fair value option for the Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred expenses of zero, $3.9 million and zero relating to amendment costs on the Credit Facility during the years ended September 30, 2018, 2017 and 2016, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility, the 2019 Notes and, prior to their redemption, the 2025 Notes are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities,

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

including the SBA debentures. For the year ended September 30, 2018, the Credit Facility and the 2019 Notes had a net change in unrealized depreciation of $3.9 million. For the years ended September 30, 2017 and 2016, our Credit Facility, the 2019 Notes and the 2025 Notes had a net change in unrealized (appreciation) depreciation of $(7.6) million and $3.7 million, respectively. As of September 30, 2018 and 2017, net unrealized depreciation (appreciation) on our Credit Facility and the 2019 Notes totaled $1.6 million and $(2.3) million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility and the 2019 Notes in a manner consistent with the valuation process that the board of directors uses to value our investments.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the year ended September 30, 2018 were as follows:

Name of Investment	Fair Value at September 30, 2017 (1)	Purchases of / Advances to Affiliates (1), (2)	Sale of / Distributions from Affiliates (1)	Income Accrued	Net Change in Appreciation / (Depreciation)	Fair Value at September 30, 2018 (1)	Net Realized Gains (Losses)
Controlled Affiliates
AKW Holdings Limited (3)	$—	$39,184,097	$—	$1,299,807	$1,317,181	$40,501,278	$—
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	16,945,557	1,073,864	—	—	(5,919,774)	12,099,647	—
RAM Energy LLC	71,406,572	10,350,000	(350,000)	3,043,300	(2,491,612)	78,914,960	—
Superior Digital Displays Holdings, Inc.	26,198,854	13,502,471	(9,000,000)	3,006,741	(14,174,803)	17,220,000	187,236
Non-Controlled Affiliates
Affinion Group Holdings, Inc.	19,704,139	—	—	—	(1,537,218)	18,166,922	—
American Gilsonite Company	22,807,532	504,246	(26,983,525)	1,070,685	(4,445,455)	—	8,106,827
Big Run, Inc. (4)	—	674,943	—	—	(277,918)	397,025	—
Corfin Industries LLC	24,089,476	—	(26,739,059)	993,423	(683,831)	—	3,296,101
EnviroSolutions Holdings, Inc.	25,236,136	103,947	(19,310,228)	454,098	(3,801,810)	—	(2,238,725)
ETX Energy, LLC	44,430,932	894,101	—	291,534	(3,468,771)	34,801,373	(6,452,914)
TRAK Acquisition Corp.	32,175,378	15,000,000	(48,318,847)	895,459	(5,849,743)	—	6,955,332
U.S. Well Services, LLC	21,231,384	923,753	(205,123)	1,340,366	2,747,135	24,713,011	—

Total Controlled and Non-Controlled Affiliates	$304,225,960	$82,211,422	$(130,906,782)	$12,395,413	$(38,586,619)	$226,814,216	$9,853,857

(1)	Excluding delayed draw investments.
(2)	Includes PIK.
(3)	Became a controlled affiliate during the three months ended March 31, 2018.
(4)	Became a non-controlled affiliate during the three months ended March 31, 2018.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Years Ended September 30,
	2018	2017	2016
Numerator for net increase in net assets resulting from operations	$47,713,462	$61,711,501	$18,736,706
Denominator for basic and diluted weighted average shares	70,686,354	71,060,836	71,621,530
Basic and diluted net increase in net assets per share resulting from operations	$0.68	$0.87	$0.26

8. TAXES AND DISTRIBUTIONS

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal tax regulations, which may materially differ from amounts determined in accordance with GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified to undistributed net investment income, accumulated net realized gain or paid-in-capital, as appropriate. Distributions from net realized capital gains, if any, are normally declared and paid annually, but the Company may make distributions on a more frequent basis to comply with the distribution requirements for RICs under the Code.

As of September 30, 2018 and 2017, the cost of investments for federal income tax purposes was $1,240.6 million and $1,206.4 million, respectively, resulting in a gross unrealized appreciation of $37.7 million and $67.0 million, respectively, and depreciation of $146.1 million and $119.9 million, respectively.

The following amounts were reclassified for tax purposes:

	Years Ended September 30,
	2018	2017	2016
Decrease in paid-in capital	$—	$(1,245,892)	$(2,548,967)
Increase (decrease) in accumulated net realized gain	54,520	(799,498)	(1,449,411)
(Decrease) increase in undistributed net investment income	(54,520)	2,045,390	3,998,378

The following reconciles net increase (decrease) in net assets resulting from operations to taxable income:

	Years Ended September 30,
	2018	2017	2016
Net increase in net assets resulting from operations	$47,713,462	$61,711,501	$18,736,706
Net realized (gain) loss on investments	(45,856,206)	31,027,037	80,530,707
Net change in unrealized depreciation (appreciation) on investments and debt	51,476,896	(36,300,227)	(28,652,631)
Other book-to-tax differences	(722,661)	(6,838,039)	(1,438,839)
Other non-deductible expenses	343,083	3,026,409	3,648,098

Taxable income before dividends paid deduction	$52,954,574	$52,626,681	$72,824,041

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

The components of undistributed taxable income on a tax basis and reconciliation to accumulated deficit on a book basis are as follows:

	As of September 30,
	2018	2017	2016
Undistributed net investment income – tax basis	$20,714,977	$18,388,023	$31,137,312
Realized loss carried forward	(68,819,477)	(113,198,158)	(81,242,318)
Distributions payable and other book to tax differences	(16,579,769)	(18,455,025)	(31,547,434)
Net unrealized depreciation of investments and debt	(110,212,110)	(58,735,214)	(95,035,441)

Total accumulated deficit – book basis	$(174,896,379)	$(172,000,374)	$(176,687,881)

The tax characteristics of distributions declared are as follows:

	Years Ended September 30,
	2018	2017	2016
Ordinary income (including short-term gains, if any)	$50,609,467	$58,269,886	$58,068,894
Long-term capital gain	—	—	21,711,007

Total distributions	$50,609,467	$58,269,886	$79,779,901

Total distributions per share based on weighted average shares	$0.72	$0.82	$1.11

9. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of September 30, 2018 and 2017, cash and cash equivalents consisted of money market funds in the amounts of $19.5 million and $38.2 million at fair value, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

10. FINANCIAL HIGHLIGHTS

Below are the financial highlights for the years ended September 30:

	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$9.10	$9.05	$9.82	$11.03	$10.49
Net investment income (1)	0.75	0.79	0.99	1.10	1.06
Net realized and unrealized gain (loss) (1)	(0.07)	0.08	(0.73)	(1.24)	0.60

Net increase (decrease) in net assets resulting from operations (1)	0.68	0.87	0.26	(0.14)	1.66
Distributions to stockholders (1), (2)
Distribution of net investment income	(0.72)	(0.82)	(0.81)	(1.11)	(1.15)
Distribution of realized gains	—	—	(0.30)	—	—

Total distributions to stockholders	(0.72)	(0.82)	(1.11)	(1.11)	(1.15)
Repurchase of common stock (1)	0.05	—	0.08	0.04	—
Accretive (dilutive) effect of common stock issuance (1)	—	—	—	—	0.03

Net asset value, end of year	$9.11	$9.10	$9.05	$9.82	$11.03

Per share market value, end of year	$7.46	$7.51	$7.52	$6.47	$10.91

Total return (3)	9.70%	10.80%	36.64%	(32.51)%	6.76%
Shares outstanding at end of year	69,053,958	71,060,836	71,060,836	72,966,043	75,092,911

Ratios / Supplemental Data:
Ratio of operating expenses to average net assets (4), (5)	4.99%	5.78%	6.65%	6.81%	6.43%
Ratio of interest and expenses on debt to average net assets	3.54%	4.69%	4.18%	3.39%	3.83%

Ratio of total expenses to average net assets (5)	8.53%	10.47%	10.83%	10.20%	10.26%
Ratio of net investment income to average net assets	8.28%	8.67%	10.70%	10.57%	9.55%
Net assets at end of year	$628,901,895	$646,808,471	$643,366,856	$716,590,542	$828,009,949

Weighted average debt outstanding (6)	$504,963,762	$605,661,674	$634,769,508	$580,367,750	$526,252,068

Weighted average debt per share (1), (6)	$7.14	$8.52	$8.86	$7.76	$7.85
Asset coverage per unit (7)	$2,912	$2,950	$2,756	$2,569	$3,198
Average market value per unit (8)	$—	$—	$24.68	$25.13	$24.51
Portfolio turnover ratio	56.51%	43.60%	26.50%	30.17%	50.66%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes debt related costs.
(5)

For the years ended September 30, 2018, 2017 and 2016, the ratio of operating expenses to average net assets before the waiver of certain Management Fees to average net assets was 5.21%, 6.65% and 7.64%, respectively, and the ratio of total expenses to average net assets before the waiver of certain Management Fees to average net assets was 8.75%, 11.33% and 11.82%, respectively.

(6)	Includes SBA debentures outstanding.
(7)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBA debentures from our asset coverage per unit computation pursuant to exemptive relief received from the SEC in June 2011.
(8)

The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA,” which were issued in increments of $25 per unit. On June 29, 2017, the 2025 Notes were redeemed in full and no amounts were outstanding as of September 30, 2018.

11. DEBT

The annualized weighted average cost of debt for the years ended September 30, 2018, 2017 and 2016, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, amortized upfront fees on SBA debentures and debt issuance costs, was 4.52%, 5.04% and 4.35%, respectively. As of September 30, 2018, in accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with a 200% asset coverage ratio requirement after such borrowing, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

On November 13, 2018, our board of directors approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA). Our board of directors also authorized the submission of a proposal for stockholders to accelerate the application of the 150% minimum asset coverage ratio to us at the 2019 annual meeting of stockholders. As a result, the asset coverage requirements applicable to us for senior securities will be reduced from 200% to 150%, effective as of November 13, 2019 (or earlier if our stockholders approve the proposal to accelerate the application of the reduced asset coverage requirements to us), subject to compliance with certain disclosure requirements. As of September 30, 2018 and 2017, our asset coverage ratio, as computed in accordance with the 1940 Act, was 291% and 295%, respectively.

Credit Facility

As of September 30, 2018, we had a $445 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of September 30, 2018 and 2017, we had $80.5 million (including a $2.0 million temporary draw) and $79.4 million, respectively, in outstanding borrowings under the Credit Facility. The Credit Facility had a weighted average interest rate of 3.79% and 2.42%, respectively, exclusive of the fee on undrawn commitments of 0.375%, as of September 30, 2018 and 2017. The Credit Facility is a five-year revolving facility with a stated maturity date of May 25, 2022, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

SBA Debentures

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC I with $75.0 million of equity capital and it had SBA debentures outstanding of $30.0 million as of September 30, 2018. We have funded SBIC II with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of September 30, 2018. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $175.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $350.0 million in the aggregate.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

As of September 30, 2018 and 2017, our SBIC Funds had $300.0 million in debt commitments, respectively, of which $180.0 million and $199.0 million was drawn, respectively. As of both September 30, 2018 and 2017, the unamortized fees on the SBA debentures was $4.6 million. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%, which are being amortized.

Our fixed-rate SBA debentures were as follows:

Issuance Dates	Maturity	Fixed All-in Coupon Rate (1)	As of September 30, 2018 Principal Balance
September 21, 2011	September 1, 2021	3.35%	$30,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000
March 21, 2018	March 1, 2028	3.53	71,000,000

Weighted Average Rate / Total		3.15%	$180,000,000

Issuance Dates	Maturity	Fixed All-in Coupon Rate (1)	As of September 30, 2017 Principal Balance
March 29, 2011	March 1, 2021	4.37%	$15,000,000
September 21, 2011	September 1, 2021	3.38	105,000,000
March 23, 2016	March 1, 2026	2.86	22,500,000
September 21, 2016	September 1, 2026	2.41	25,000,000
September 20, 2017	September 1, 2027	2.87	31,500,000

Weighted Average Rate / Total		3.19%	$199,000,000

(1)	Excluding 3.43% of upfront fees.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting).

2019 Notes

As of September 30, 2018 and 2017, we had $250.0 million in aggregate principal amount of 2019 Notes outstanding. Interest on the 2019 Notes is paid semi-annually on April 1 and October 1, at a rate of 4.50% per year. The 2019 Notes mature on October 1, 2019. The 2019 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2019 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. The 2019 Notes may be repurchased from time to time in open market purchases and privately-negotiated transactions.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

2025 Notes

On June 29, 2017, the 6.25% notes due 2025, or 2025 Notes, were redeemed in full and no amounts were outstanding as of September 30, 2018 or 2017. Interest on the 2025 Notes was paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes had been scheduled to mature on February 1, 2025. The 2025 Notes were general, unsecured obligations and ranked equal in right of payment with all of our senior unsecured indebtedness. The 2025 Notes were structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

12. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt and equity investments, if any, are disclosed in the Consolidated Schedules of Investments. Under these arrangements, we may be required to supply a letter of credit to a third party if the portfolio company were to request a letter of credit. As of September 30, 2018 and 2017, we had $60.6 million and $21.6 million, respectively, in commitments to fund investments. For the same periods, there were no letters of credit issued.

13. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

We must determine which, if any, of our unconsolidated controlled portfolio companies is a “significant subsidiary” within the meaning of Regulation S-X. Superior Digital Displays, LLC became a controlled affiliated investment as of December 31, 2013. We have determined that, as of September 30, 2018, Superior Digital Displays, LLC triggered at least one of the significance tests by 20%. As a result and in accordance with Rule 4-08(g) of Regulation S-K, presented below is summarized unaudited financial information for Superior Digital Displays, LLC as of September 30, 2018 and 2017 as well as for the year ended September 30, 2018, 2017 and 2016. In accordance with rule 3-09(b)(1), the separate audited financial statements of Superior Digital Displays, LLC are being filed herewith, as Exhibit 99.2.

Balance Sheet (1)	September 30, 2018	September 30, 2017
Current assets	$1,033.7	$712.0
Noncurrent assets	6,663.1	11,744.4
Current liabilities	1,206.7	1,261.4
Noncurrent liabilities	23,065.9	28,755.0

	Years Ended September 30,
Income Statement (1)	2018	2017	2016
Total revenue	$1,985.7	$1,180.7	$507.8
Total expenses	11,240.4	13,666.6	13,265.2

Net loss	(9,254.7)	(12,485.9)	(12,757.4)

(1)	All amounts are in thousands and unaudited.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2018

14. STOCK REPURCHASE PROGRAM

On May 9, 2018, we announced a share repurchase program which allows us to repurchase up to $30 million of our outstanding common stock in the open market at prices below our net asset value as reported in our then most recently published consolidated financial statements. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. Unless extended by our board of directors, the program, which may be implemented at the discretion of management, will expire on the earlier of May 9, 2019 and the repurchase of $30 million of common stock. For the years ended September 30, 2018, 2017 and 2016, we repurchased 2.0 million, zero and 1.9 million shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $15.0 million, zero and $12.2 million, respectively.

15. SUBSEQUENT EVENTS

On November 13, 2018, our board of directors authorized the Company to redeem $250.0 million outstanding aggregate principal amount of its 2019 Notes with a rate of 4.50% per year due October 1, 2019. The 2019 Notes will be prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as a make-whole premium.

On November 13, 2018, our board of directors approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Consolidated Appropriations Act of 2018 (which includes the SBCAA). Our board of directors also authorized the submission of a proposal for stockholders to accelerate the application of the 150% minimum asset coverage ratio to us at the 2019 annual meeting of stockholders. As a result, the asset coverage requirements applicable to us for senior securities will be reduced from 200% to 150%, effective as of November 13, 2019 (or earlier if our stockholders approve the proposal to accelerate the application of the reduced asset coverage requirements to us), subject to compliance with certain disclosure requirements. As of September 30, 2018 and 2017, our asset coverage ratio, as computed in accordance with the 1940 Act, was 291% and 295%, respectively.

On November 13, 2018, our board of directors approved the reduction of the asset coverage requirement following the Company’s analysis of how the increased leverage flexibility could affect the Company’s strategic priorities and positive long-term value creation for shareholders, as well as an assessment of the associated risks and how they can be managed or mitigated. Our board of directors also approved an amendment to the Investment Advisory Agreement reducing the Investment Advisor’s annual base management fee from 1.50% to 1.00% on gross assets that exceed 200% of the Company’s total net assets as of the immediately preceding quarter-end.

SUPERIOR DIGITAL DISPLAYS

HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

INDEPENDENT AUDITORS’ REPORT

To the Stockholders of

Superior Digital Displays Holdings, Inc. and Subsidiaries

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Superior Digital Displays Holdings, Inc. and Subsidiaries (the “Company”), which comprise the consolidated balance sheet as of September 30, 2018, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Superior Digital Displays Holdings, Inc. and Subsidiaries as of September 30, 2018, and the consolidated results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Notes A, D, and G, the Company relies on financing from a related party in order to meet its obligations.

/s/ EisnerAmper LLP

EISNERAMPER LLP

Iselin, New Jersey

November 13, 2018

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Balance Sheet

September 30, 2018

ASSETS
Current assets:
Cash	$381,273
Accounts receivable, net	434,994
Restricted cash	20,460
Prepaid expenses and other current assets	196,957

Total current assets	1,033,684

Signs and equipment	6,573,860

Other assets:
Deferred costs, net of accumulated amortization	89,202

Total assets	$7,696,746

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$62,595
Accrued expenses and other current liabilities	1,144,128

Total current liabilities	1,206,723

Long-term liabilities:
Related party notes payable, net	22,913,696
Deferred rent	152,250

Total long term liabilities	23,065,946

Commitments and contingencies (see Note J)

Stockholders’ deficit:
Common stock	198
Preferred stock	8,723
Additional paid-in capital	31,802,791
Accumulated deficit	(48,387,635)

Total stockholders’ deficit	(16,575,923)

Total liabilities and stockholders’ deficit	$7,696,746

See accompanying notes to the consolidated financial statements

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statement of Operations

Year Ended September 30, 2018

Net revenue	$1,985,715
Operating expenses	7,662,362

Operating loss	(5,676,647)

Other expense, net:
Interest expense	(3,577,999)
Other expense, net	(90)

Other expense, net	(3,578,089)

Net loss	$(9,254,736)

See accompanying notes to the consolidated financial statements

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statement of Stockholders’ Deficit

	Superior Digital Displays Holdings, Inc.
			Preferred Stock				Additional
	Common Stock		Series A		Series B		Paid-	Accumulated	Stockholders’
	Shares	Value	Shares	Value	Shares	Value	in Capital	Deficit	Deficit
Opening balance - October 1, 2017	19,793	198	37,046	370	479,158	4,792	21,201,367	(39,132,899)	(17,926,172)

Issuance of preferred stock - Series B, net of equity issuance costs of approximately $75,000	—	—	—	—	356,082	3,561	10,601,424	—	10,604,985

Net loss	—	—	—	—	—	—	—	(9,254,736)	(9,254,736)

Closing balance - September 30, 2018	19,793	$198	37,046	$370	835,240	$8,353	$31,802,791	$(48,387,635)	$(16,575,923)

See accompanying notes to the consolidated financial statements

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statement of Cash Flows

Year Ended September 30, 2018

Cash flows from operating activities:
Net loss	$(9,254,736)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,082,336
Deferred rent	23,000
Amortization of debt issuance costs	551,773
Amortization of original debt discount	541,731
Interest paid in kind	2,822,470
(Increase) decrease in:
Accounts receivable	(236,715)
Prepaid expenses and other current assets	(51,044)
Increase in:
Accounts payable	25,002
Accrued expenses	169,335

Net cash used in operating activities	(1,326,848)

Cash flows from investing activities:
Payments for purchases of signs and equipment	(65,838)

Net cash used in investing activities	(65,838)

Cash flows from financing activities:
Proceeds from note payable	182,352
Repayment on note payable	(183,950)
Repayment on related party notes payable	(8,970,000)
Proceeds from issuance of preferred stock	10,604,985

Net cash provided by financing activities	1,633,387

Net change in cash	240,701
Cash at beginning of year	140,572

Cash at end of year	$381,273

Supplemental disclosure of cash paid:
Interest	$5,579

Non-cash investing and financing activities:
Mutual release of outstanding payable balance for purchase of signs and equipment	$190,928

See accompanying notes to the consolidated financial statements

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE A - ORGANIZATION AND NATURE OF OPERATIONS, AND LIQUIDITY

Superior Digital Displays Holdings, Inc. (“Holdings”) and its wholly-owned subsidiaries, Superior Digital Displays, LLC (“SDD”) and Sign 5, LLC (“Sign 5”) (collectively, referred to as the “Company”) are focused on developing the outdoor advertising business primarily through operating outdoor digital billboard advertising displays.

Holdings was incorporated on November 25, 2013 in the state of Delaware. SDD, a limited liability company, was formed in the state of Florida on September 3, 2009. Sign 5, a limited liability company and wholly-owned subsidiary of SDD, was formed in the state of Delaware on September 21, 2012.

On December 30, 2013, the Company entered into a Stockholders’ Agreement with both existing shareholders and new shareholders, as well as a debt financing agreement (see Note D) with one of the new shareholders. In connection therewith, a) the members of SDD exchanged their ownership interests in SDD for 4,950 shares of common stock of Holdings, b) a new shareholder, in exchange for $2,211,000, was issued 4,950 shares in Holdings of which 200 shares were transferred to another entity, and c) Holdings issued 100 shares of common stock to an entity in exchange for financial advisory services. At December 31, 2013, the majority of the Board of Directors of Holdings represented parties that were investors in SDD and Sign 5. Certain decisions require the consent of the shareholder providing the debt financing. As such, although the former owners of SDD were issued 49.5% of Holdings’ common stock, control was not deemed to have changed at the time of formation based on the composition of the Board and the governance structure. Accordingly, the formation of Holdings was treated as a reorganization of SDD, with the investment of the shareholder providing the debt financing being treated as an equity contribution and no change to the carrying value of the assets and liabilities of SDD and Sign 5.

Through December 31, 2013, the Company had been primarily focused on securing a financing agreement and developing its first digital display, Sign 5 located at 3 Times Square, New York, NY, which entered into startup mode in December 2013. During the year ended December 31, 2014, the Company placed an additional 3 signs, known as the Triple Play and located at 729 Seventh Avenue, New York, NY into operation. During the year ended December 31, 2015, the Company installed 4 additional signs. Three signs, located on 3 Times Square facing west on 42nd Street are known as the Waterfall. The fourth sign, constructed above Sign 5, and in combination with Sign 5, is known as the Crossroads of the World. The construction of the aforementioned signs, which was finalized during May 2016, marks the completion of the initial build out of SDD’s Times Square network.

For the year ended September 30, 2018, the Company has net operating losses of approximately $9,255,000 and cash flow deficiencies from operating activities of approximately $1,327,000. Until such time the Company achieves positive cash flows, the Company will be dependent upon its majority stockholder for financial support. The majority stockholder has agreed to provide required financial support through at least December 31, 2019. Refer to Note D and G for additional information regarding the Company’s liquidity and financing arrangements with the majority stockholder.

During the year ended September 30, 2018, the Company changed its fiscal year end from December 31 to September 30. The accompanying consolidated financial statements represent 12 months of activity through September 30, 2018.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

[1]	Principles of consolidation:

The accompanying consolidated financial statements include Superior Digital Displays Holdings, Inc., and its wholly-owned subsidiaries, Superior Digital Displays, LLC and Sign 5, LLC. All inter-company transactions and balances have been eliminated in consolidation.

[2]	Use of estimates:

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

[3]	Revenue recognition:

The Company recognizes outdoor advertising revenue on an accrual basis ratably over the term of the contracts.

[4]	Concentrations:

The Company, at times, may maintain cash balances in bank accounts in excess of amounts insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses in such accounts as of September 30, 2018, and does not anticipate incurring any such losses in the future.

[5]	Accounts receivable and allowance for doubtful accounts:

Accounts receivable are reported net of an allowance for doubtful accounts. The Company maintains an allowance for estimated losses resulting from the inability of customers to make required payments as deemed necessary. The collectability of outstanding customer invoices is continuously assessed. In estimating the allowance, the Company considers factors such as historical collections, a customer’s credit-worthiness, age of the receivable balance, both individually and in the aggregate, and general economic conditions that may affect a customer’s ability to pay. Actual customer collections could differ from those estimates, requiring additional adjustments to the allowance for doubtful accounts. There was an allowance for doubtful accounts recorded at September 30, 2018 of $8,932.

[6]	Signs and equipment:

Signs and equipment are stated at cost, less accumulated depreciation. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Upon sale or retirement of signs and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Management evaluates the recoverability of the investment in long-lived assets on an ongoing basis and recognizes any impairment in the year of determination. Long-lived assets were tested for impairment as of September 30, 2018, and in the opinion of management there was no impairment. It is reasonably possible that relevant conditions could change in the near term and necessitate a change in management’s estimate of the recoverability of these assets.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[6]	Signs and equipment: (continued)

Signs and equipment are affixed to the building and become property of the lessor. Depreciation for signs and equipment is calculated using the straight-line method over the lesser of the estimated life of the asset or term of the lease. The Company estimates the signs’ depreciable lives to be 5 years.

[7]	Restricted cash:

In connection with the Company’s lease agreement, the Company entered into an escrow agreement for construction and installation related costs. The Company disbursed funds to an escrow account for future construction and installation payments. As of September 30, 2018, the landlord held $20,460 in escrow on behalf of the Company to be held and disbursed in accordance with the terms specified in the lease agreement. Funds held in escrow are disbursed upon receipt of a written request submitted by the Company and to be used for the purpose of paying vendors during the term of the escrow agreement. Upon completion of all construction, any unused funds will be returned to the Company upon satisfaction of all outstanding liabilities.

[8]	Debt issuance costs and original issue discount:

The costs associated with obtaining financing have been capitalized and are being amortized over the term of the financing agreement (see Note D) using the effective interest method. Should the maturity of the debt become accelerated then the unamortized costs will be written off. Amortization expense is included in the accompanying consolidated statement of operations as a component of interest expense.

Effective January 1, 2014, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2015-03, “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”) which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts.

The original issue discount on the related party notes payable is being accreted to interest expense over the term of the loan using the effective interest method. The associated financing agreement was executed on December 30, 2013 and the accretion of the original issue discount commenced on December 31, 2013. At September 30, 2018, unamortized discount approximated $146,000. Subsequent to year end, the First Lien maturity date was extended to December 31, 2019.

For the year ended September 30, 2018, amortization of debt issuance costs original issue discount approximated $552,000 and $542,000, respectively.

Future amortization of debt issuance costs and original issue discount approximates as follows:

Years Ending September 30,	Debt Issuance Costs	Original Issue Discount	Total
2019	$118,000	$116,000	$234,000
2020	31,000	30,000	61,000

[9]	Deferred costs:

The costs associated with securing certain operating leases have been capitalized and are being amortized over the term of the lease on a straight-line basis. Depreciation and amortization expense is included in the accompanying consolidated statements of operations as a component of operating expenses.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[9]	Deferred costs: (continued)

Deferred costs are approximately as follows at September 30, 2018:

Deferred costs	$350,000
Less: accumulated amortization	(261,000)

Deferred costs, net of accumulated amortization	$89,000

Amortization expense for the year ended September 30, 2018 was $35,000.

Future amortization expense for each of the years ending September 30 is approximately as follows:

Year Ending September 30,
2019	$35,000
2020	35,000
2021	19,000

[10]	Income taxes:

Prior to December 30, 2013, SDD and Sign 5 were limited liability companies that had elected to be taxed as partnerships for federal and state income tax purposes. All income or losses were included in the members’ tax returns. On December 30, 2013, members of SDD and Sign 5 transferred their membership interest in SDD and Sign 5 to Holdings in exchange for shares of the Holdings stock. SDD and Sign 5 effectively became single member LLCs and disregarded entities for income tax purposes. All income and losses incurred for the year ended September 30, 2018 were included in Holdings’ tax returns. Holdings is taxed as a C Corporation for federal and state income tax purposes.

The Company applies the elements of FASB ASC 740-10 “Income Taxes – Overall” regarding accounting for uncertainty in income taxes. This clarifies the accounting for uncertainty in income taxes recognized in financial statements and required impact of a tax position to be recognized in the financial statements if that position is more likely than not of being sustained by the taxing authority. As of December 31, 2015 the company did not have any unrecognized tax benefits and has not accrued any interest or penalties through 2015. The Company does not expect to have any unrecognized tax benefits within the next twelve months. The Company’s policy is to recognize interest and penalties related to tax matters within the income tax provision. The Company was organized 2013 and began operations in 2014. Tax years beginning in 2013 are generally subject to examination by taxing authorities, although net operating losses from all years are subject to examinations and adjustments for at least three years following the year in which the attributes are used.

[11]	Subsequent events:

The Company has evaluated events subsequent to September 30, 2018 through November 13, 2018, the date that these consolidated financial statements were available to be issued.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[12]	New accounting pronouncements:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers,” which requires that an entity recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to its customers. In order to achieve this core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. This update will replace existing revenue recognition guidance under U.S. GAAP when it becomes effective for annual reporting periods beginning after December 15, 2018, with early adoption permitted as of the original effective date. The updated standard will permit the use of either the retrospective or cumulative effect transition method. The Company is currently evaluating the impact of this update on its consolidated financial statements, which will be effective for the Company for the fiscal year commencing on December 30, 2018.

January of 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.” ASU 2016-01 generally requires companies to measure investments in equity securities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income. The new guidance must be applied using a modified-retrospective approach and is effective for periods beginning after December 15, 2018 and early adoption is not permitted. The Company is currently evaluating the impact on the consolidated financial statements.

In February of 2016, the FASB issued ASU No. 2016-02, “Leases.” Under ASU 2016-02, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. For private companies, ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is in the process of evaluating the future impact of ASU 2016-02 on the consolidated financial statements.

In June of 2016, the FASB issued ASU No. 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” ASU 2016-13 replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new guidance is effective for fiscal years beginning after December 15, 2020. The Company is in the process of evaluating the future impact of ASU 2016-13 on the consolidated financial statements.

In August of 2016, the FASB issued ASU No. 2016-15, “Classification of Certain Cash Receipts and Cash Payments.” ASU 2016-15 clarifies how certain cash receipts and payments should be presented in the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2018 with early adoption permitted. The Company is in the process of evaluating the future impact of ASU 2016-15 on the consolidated financial statements.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[12]	New accounting pronouncements: (continued)

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which provides guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows. ASU 2016-18 is effective for fiscal years beginning after December 15, 2018. The Company is in the process of evaluating the future impact of ASU 2016-18 on the consolidated financial statements.

NOTE C - SIGNS AND EQUIPMENT

At September 30, 2018, signs and equipment approximated as follows:

Signs and equipment	$20,050,000
Less: accumulated depreciation	(13,476,000)

Signs and equipment, net	$6,574,000

Depreciation expense for the year ended September 30, 2018 approximated $4,047,000.

Through December 31, 2013, the Company placed its first digital display, Sign 5, located at 3 Times Square, into startup mode. During the year ended December 31, 2014, the Company placed an additional 3 signs, known as the Triple Play, and located at 729 Seventh Avenue into operation. During the year ended December 31, 2015, the Company installed 4 additional signs. Three signs, located on 3 Times Square facing west on 42nd Street are known as the Waterfall. The fourth sign, constructed above Sign 5, and in combination with Sign 5, is known as the Crossroads of the World. The construction of the aforementioned signs, which was finalized during May 2016, marks the completion of the initial build out of SDD’s Times Square network.

During the year ended September 30, 2018, in connection with the execution of a Settlement Agreement and Mutual Release with a supplier of the Company’s signs and equipment, outstanding obligations previously recorded under accounts payable on the accompanying consolidated balance sheet were released in the amount of approximately $191,000.

NOTE D - RELATED PARTY TRANSACTIONS

[1]	Related party notes payable:

On December 30, 2013, the Company entered into a First Lien Credit Agreement (the “First Lien”) with aggregate borrowings of $25,000,000 available for draw through February of 2015. As of February 2015, all available borrowings under the agreement were fully drawn, accruing interest at LIBOR plus 12.5% compounded quarterly, allowing the Company, in its discretion, to pay interest in kind at a rate of LIBOR plus 13%. In June of 2017 and March of 2018, the applicable margin was reduced to 9.00% and 5.50%, respectively, through amendments to the First Lien.

Principal borrowings were scheduled to be repaid in consecutive quarterly installments, plus accrued interest, consistent with the terms of the agreement commencing June of 2016. The Company executed waivers and amendments to the First Lien, waiving all quarterly covenant violations and delaying required quarterly payments through December 31, 2018. In conjunction with an amendment executed in October of 2018, all quarterly debt covenant requirements were removed from the agreement and all remaining principal and interest is due upon maturity on December 31, 2019.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE D - RELATED PARTY TRANSACTIONS (CONTINUED)

[1]	Related party notes payable: (continued)

In March and June of 2018, the Company utilized proceeds of approximately $6,970,000 and $2,000,000, respectively, from the issuance of Series B Preferred Stock to repay principal and accrued interest on the First Lien.

The Company, at its discretion, may pay interest in kind accrued at the applicable margin on a quarterly basis. During the year ended September 30, 2018, approximately $2,822,000 of interest was paid in kind of which $2,479,000 was expensed during the year ended September 30, 2018. As of September 30, 2018, approximately $460,000 of interest was accrued and included in accrued expenses and other current liabilities on the accompanying consolidated balance sheet.

Related party notes payable at September 30, 2018 approximated as follows:

Principal borrowings:
First lien	$23,209,000
Less:
Unamortized original issue discount	(146,000)
Unamortized debt issuance costs	(149,000)

Related party notes payable less unamortized discount and debt issuance costs	22,914,000
Less: current portion	—

Related party notes payable, net of current portion	$22,914,000

Based on principal advanced under the First Lien facility, as of September 30, 2018, future principal payments on related party notes payable are approximately as follows:

Year Ending September 30,
2019	$—
2020	23,209,000

[2]	Management agreement:

The Company entered into an Amended and Restated Management Agreement (the “Agreement”) with a shareholder during the year ended December 31, 2013. This Agreement assigns the right to a monthly fee equal to the total of 1.5% of the Company’s gross revenues generated from each of the five commercial signs to be erected in the Company’s Times Square location. This amended agreement became effective during the first full month for which each sign was installed and operated and expires December 31, 2023. For the year ended September 30, 2018, management expense approximated $16,000 and is recorded under operating expenses on the accompanying consolidated statement of operations. As of September 30, 2018, approximately $25,000 is included under accrued expenses and other current liabilities on the accompanying consolidated balance sheet.

NOTE E - NOTE PAYABLE

During the year ended September 30, 2018, the Company entered into an agreement to finance the cost of certain insurance policies. The financing required 10 monthly installments of principal and interest in the amount of $18,905 and had an effective rate of interest of 7.93%. Final payment was made September 4, 2018.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE F - INTEREST EXPENSE

Interest expense was as follows for the year ended September 30, 2018:

Related party notes payable	$2,479,000
Original issue discount amortization	542,000
Debt issuance costs amortization	552,000
Other, net	5,000

$3,578,000

NOTE G - STOCKHOLDERS’ DEFICIT

On June 12, 2017, the Board approved an amendment to the Certificate of Incorporation of Holdings increasing the number of authorized shares to a total of 678,775 shares of common stock with a par value of $0.01 per share and 648,775 shares of a convertible preferred stock with a par value of $0.01 per share, of which 38,000 are designated as Series A Convertible Preferred Stock and 610,775 shares designated as Series B Convertible Preferred Stock.

On March 15, 2018, the Board approved an amendment to the Certificate of Incorporation of Holdings increasing the number of authorized shares to a total of 1,078,775 shares of common stock with a par value of $0.01 per share and 1,048,775 shares of a convertible preferred stock with a par value of $0.01 per share, of which 38,000 are designated as Series A Preferred Stock and 1,010,775 shares designated as Series B Preferred Stock.

Series A Convertible Preferred Stock and Series B Convertible Preferred Stock accrue dividends annually at a rate of 15% whether or not declared by the Board and shall be cumulative and compounded annually. There were no dividends declared by the Board for the year ended September 30, 2018. Each share of preferred stock shall be convertible at the option of the holder at any time to pro-rated shares of Common Stock based on original issue price.

On October 2, 2017, 25,076 Series B Convertible Preferred Stock shares were sold for approximately $750,000.

In March and June of 2018, the Company issued 250,762 and 80,244 Series B Convertible Preferred Stock shares, respectively, for approximately $7,500,000 and $2,430,000, respectively, for working capital needs and partial repayment of accrued interest and outstanding principal on the Company’s First Lien.

As of September 30, 2018, the issued and outstanding common stock represented 2.2%, the issued and outstanding Series A Convertible Preferred Stock represent 4.1% and the Series B Convertible Preferred Stock represented 92.5% of the fully diluted stock of the Company. The remaining 1.2% represents shares reserved for the Management Employee Incentive Program.

NOTE H - MANAGEMENT EMPLOYEE INCENTIVE PROGRAM

In March of 2015, an Equity Incentive Plan was approved by the Board of Directors and existing stockholders. A maximum of 10,030 shares are available under the Equity Incentive Plan. At September 30, 2018, a total of 10,030 shares were reserved under the Equity Incentive Plan. At September 30, 2018, a total of 3,343 shares were vested and issued under the Plan and all remaining shares were forfeited. The purchase of the forfeited shares will be refunded by the Company for a total of $2,500. Such amounts are accrued as of September 30, 2018 on the accompanying consolidated Balance Sheet.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE I - INCOME TAXES

The significant components of the Company’s deferred tax assets and liabilities at September 30, 2018 are approximately as follows:

Amortization	$(75,000)
Depreciation	(1,080,000)
Deferred rent	49,000
Interest	705,000
Other	72,000
Federal net operating losses	9,929,000
State net operating losses	5,136,000

Total gross deferred tax assets	14,736,000
Less: valuation allowance	(14,736,000)

Net deferred tax assets	$—

At September 30, 2018, the Company has recorded a full valuation allowance against its net deferred tax assets of approximately $14,736,000. A full valuation allowance has been recorded since, in the judgment of management, these assets are not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences and carryforwards become deductible or are utilized.

As of September 30, 2018, the Company has approximately $47,284,000 and $46,559,000 of federal and state net operating loss carryforwards, respectively. The federal and state net operating loss carryforwards begin to expire in 2034.

On December 22, 2017, H.R. 1 (also, known as the Tax Cuts and Jobs Act (the “Act”)) was signed into law. Among its numerous changes to the Internal Revenue Code, the Act reduces U.S. federal corporate tax rate from 34% to 21% and implemented an interest limitation. As a result, the Company has revalued their deferred tax assets as of December 31, 2017 at the 21% rate. In addition, the interest expense incurred by the Company has been disallowed from the period of January 1, 2018 to September 30, 2018. The interest will be carried forward indefinitely until the Company has enough income to incur the loss.

The income tax benefit for the year ended September 30, 2018 differed from the amounts computed by applying the U.S. federal income tax rate of 21% to loss before tax benefit as a result of nondeductible expenses, tax credits generated, utilization of net operating loss carryforwards, and increases in the Company’s valuation allowance.

NOTE J - COMMITMENTS AND CONTINGENCIES

[1]	Operating leases:

The Company entered into a lease agreement during April of 2011, as periodically amended, with respect to certain portions of the exterior of a building suitable for construction of five digital displays. The lease calls for fixed monthly rental payments in the amount of $5,000 per month for a term of 10 years for each active sign location.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE J - COMMITMENTS AND CONTINGENCIES (CONTINUED)

[1]	Operating leases: (continued)

The lease has two five-year options to renew. In addition to fixed rent, the Company is required to make percentage rent payments equal to an agreed-upon percentage of the gross revenues generated by each sign area.

During November of 2012, the lease was amended, segregating sign areas 1 through 4 to a new lease with terms consistent with the original lease. Rent payments per this agreement are $5,000 per month for each active sign area. The Company paid contingent rent based on total revenues generated by Sign 5 equal to 50% of monthly revenue with a minimum monthly guaranteed rent share on Sign 5 equal to $62,500 per month payable to the landlord in addition to the $5,000 per month base rent.

Effective May 1, 2017, the leases were amended transferring Sign 4 from the Sign 1 - 4 lease to the Sign 5 lease. This transfer allows the revenue share from Signs 4 and 5 to be applied against the minimum revenue share of $62,500 per month as contingent rent. The Company also has a minimum monthly guaranteed rent share on Signs 1 - 3 equal to 50% of monthly revenue payable to the landlord in addition to the $5,000 per month base rent per sign.

During December of 2012, the Company entered into an additional lease agreement for a second advertising location. The lease commenced on January 1, 2013 and continues for a twenty-year period expiring on December 31, 2032. The lease terms contain one ten-year renewal option. The lease contains escalating rent provisions and certain rent holidays accounted for on a straight-line basis over the term of the lease. In addition to scheduled monthly rental payments, the Company is required to make percentage rental payments equal to the agreed-upon formula contained in the lease agreement.

Future minimum rental payments required under operating leases for sign space that have initial or remaining non-cancelable lease terms in excess of one year and are fixed and determinable as of September 30, 2018 are approximately:

Year Ending
September 30,
2019	$1,290,000
2020	1,290,000
2021	765,000
2022	240,000
2023	240,000
Thereafter	2,664,000

Total minimum rentals	$6,489,000

Rent expense for the year ended September 30, 2018 was approximately $1,590,000 and is included in operating expenses on the accompanying consolidated statement of operations.

SUPERIOR DIGITAL DISPLAYS HOLDINGS, INC. AND SUBSIDIARIES

Notes to the Consolidated Financial Statements

September 30, 2018

NOTE J - COMMITMENTS AND CONTINGENCIES (CONTINUED)

[2]	Employment agreements:

The Company entered into employment agreements with certain executive officers. As applicable, the agreements include an annual compensation amount, sales commissions, and the terms of an annual incentive bonus under the Company’s Management Bonus Plan as further defined in the agreements.

On January 31, 2017, the Company entered into a separation agreement that calls for continuation of compensation as severance pay for 12 months.

NOTE K - MAJOR CUSTOMERS

For the year ended September 30, 2018, two customers accounted for approximately 54% of the Company’s total revenues. These same customers accounted for approximately 43% of accounts receivable as of September 30, 2018.

$75,000,000

5.50% Notes due 2024

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Keefe, Bruyette & Woods

                                   A Stifel Company

Morgan Stanley

Co-Managers

BB&T Capital Markets

Janney Montgomery Scott

Ladenburg Thalmann

Maxim Group LLC

September 24, 2019